1933 Act File No. 033-68090
1940 Act File No. 811-07988

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 71	☒
LORD ABBETT INVESTMENT TRUST

Exact Name of Registrant as Specified in Charter

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 201-6984

Thomas R. Phillips, Esq. Vice President and Assistant Secretary 90 Hudson Street, Jersey City, New Jersey 07302-3973 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	On April 1, 2014 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Investment Trust

PROSPECTUS

APRIL 1, 2014

LORD ABBETT DIVERSIFIED EQUITY STRATEGY FUND	CLASS	TICKER	CLASS	TICKER
	A	LDSAX	I	LDSYX
	B	LDSBX	P	LDSPX
	C	LDSCX	R2	LDSQX
	F	LDSFX	R3	LDSRX
LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND (formerly Lord Abbett Balanced Strategy Fund)	CLASS	TICKER	CLASS	TICKER
	A	LABFX	I	LABYX
	B	LABBX	P	LABPX
	C	BFLAX	R2	BLAQX
	F	BLAFX	R3	BLARX
LORD ABBETT MULTI-ASSET GROWTH FUND (formerly Lord Abbett Growth & Income Strategy Fund)	CLASS	TICKER	CLASS	TICKER
	A	LWSAX	I	LWSYX
	B	LWSBX	P	LWSPX
	C	LWSCX	R2	LGIQX
	F	LGXFX	R3	LGIRX
LORD ABBETT MULTI-ASSET INCOME FUND (formerly Lord Abbett Diversified Income Strategy Fund)	CLASS	TICKER	CLASS	TICKER
	A	ISFAX	I	ISFYX
	B	ISFBX	P	ISFPX
	C	ISFCX	R2	LIGQX
	F	LIGFX	R3	LIXRX
LORD ABBETT CONVERTIBLE FUND	CLASS	TICKER	CLASS	TICKER
	A	LACFX	I	LCFYX
	B	LBCFX	P	LCFPX
	C	LACCX	R2	LBCQX
	F	LBFFX	R3	LCFRX
LORD ABBETT CORE FIXED INCOME FUND	CLASS	TICKER	CLASS	TICKER
	A	LCRAX	I	LCRYX
	B	LCRBX	P	LCRPX
	C	LCRCX	R2	LCRQX
	F	LCRFX	R3	LCRRX
LORD ABBETT FLOATING RATE FUND	CLASS	TICKER	CLASS	TICKER
	A	LFRAX	I	LFRIX
	B	N/A	R2	LFRRX
	C	LARCX	R3	LRRRX
	F	LFRFX
LORD ABBETT HIGH YIELD FUND	CLASS	TICKER	CLASS	TICKER
	A	LHYAX	I	LAHYX
	B	LHYBX	P	LHYPX
	C	LHYCX	R2	LHYQX
	F	LHYFX	R3	LHYRX
LORD ABBETT INCOME FUND	CLASS	TICKER	CLASS	TICKER
	A	LAGVX	I	LAUYX
	B	LAVBX	P	N/A
	C	LAUSX	R2	LAUQX
	F	LAUFX	R3	LAURX
LORD ABBETT INFLATION FOCUSED FUND	CLASS	TICKER	CLASS	TICKER
	A	LIFAX	I	LIFIX
	C	LIFCX	R2	LIFQX
	F	LIFFX	R3	LIFRX
LORD ABBETT SHORT DURATION INCOME FUND	CLASS	TICKER	CLASS	TICKER
	A	LALDX	I	LLDYX
	B	LLTBX	P	N/A
	C	LDLAX	R2	LDLQX
	F	LDLFX	R3	LDLRX
LORD ABBETT TOTAL RETURN FUND	CLASS	TICKER	CLASS	TICKER
	A	LTRAX	I	LTRYX
	B	LTRBX	P	LTRPX
	C	LTRCX	R2	LTRQX
	F	LTRFX	R3	LTRRX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUNDS
	Investment Objective	120
	Principal Investment Strategies	121
	Principal Risks	167
	Disclosure of Portfolio Holdings	227
	Management and Organization of the Funds	227

APPENDIX
	Appendix A: Underlying Funds of the Funds-of-Funds	A-1

DIVERSIFIED EQUITY STRATEGY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%

Total Annual Fund Operating Expenses	1.36%	2.11%	2.11%	1.21%	1.11%	1.56%	1.71%	1.61%

Management Fee Waiver(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Management Fee Waiver(3)	1.31%	2.06%	2.06%	1.16%	1.06%	1.51%	1.66%	1.56%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

For the period from April 1, 2014 through March 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive 0.05% of its management fee. Shareholders will incur actual total annual operating expenses equal to the amount of the applicable “Total Annual Fund Operating Expenses” shown above minus 0.05%. This agreement may be terminated only by the Fund’s Board of Trustees.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the management fee waiver agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$701	$976	$1,272	$2,112	$701	$976	$1,272	$2,112

Class B Shares	$709	$956	$1,329	$2,246	$209	$656	$1,129	$2,246

Class C Shares	$309	$656	$1,129	$2,437	$209	$656	$1,129	$2,437

Class F Shares	$118	$379	$660	$1,462	$118	$379	$660	$1,462

Class I Shares	$108	$348	$607	$1,347	$108	$348	$607	$1,347

Class P Shares	$154	$488	$845	$1,852	$154	$488	$845	$1,852

Class R2 Shares	$169	$534	$923	$2,015	$169	$534	$923	$2,015

Class R3 Shares	$159	$503	$871	$1,907	$159	$503	$871	$1,907

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.24% of the average value of its portfolio.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in equity securities of U.S. and select foreign (including emerging market) companies of all sizes managed in both growth and value styles. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

The Fund also may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. The Fund intends to invest in derivatives primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. For example, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may invest directly in derivatives with an aggregate net notional value representing up to 50% of the Fund’s net assets. However, the Fund currently expects that the

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

aggregate net notional value of such instruments will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio manager determines the Fund’s asset allocation based on the underlying funds’ portfolio characteristics and market conditions. The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the portfolio management of the Fund and the underlying funds may fail to produce the intended results and the Fund and the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Foreign Markets Risk: Investments in foreign (including emerging market) issuers and in U.S. issuers with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers organized and operated in the U.S., these issuers may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign issuers also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +18.91%	Worst Quarter 3rd Q ‘11 -20.38%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2006

Before Taxes	27.25%	15.74%	6.73%

After Taxes on Distributions	24.11%	15.12%	6.08%

After Taxes on Distributions and Sale of Fund Shares	17.35%	12.67%	5.29%

Class B Shares	28.99%	16.08%	6.86%	6/30/2006

Class C Shares	33.03%	16.33%	6.88%	6/30/2006

Class F Shares	35.19%	17.36%	5.46%	9/28/2007

Class I Shares	35.35%	17.47%	7.93%	6/30/2006

Class R2 Shares	34.57%	16.98%	5.20%	9/28/2007

Class R3 Shares	34.69%	16.89%	5.06%	9/28/2007

Index

85% Russell 3000® Index/15% MSCI EAFE Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	32.02%	17.88%	7.17% 5.09%	6/30/2006 9/28/2007

Lipper Average

Lipper Multi-Cap Core Category Average (reflects no deduction for sales charges or taxes)	32.58%	17.80%	6.62% 4.75%	6/30/2006 9/30/2007 (1)

(1)	Corresponds with Class F, R2, and R3 periods shown.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2006

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly Balanced Strategy Fund)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	1.05%	0.95%	1.40%	1.55%	1.45%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$345	$597	$870	$1,647	$345	$597	$870	$1,647

Class B Shares	$698	$912	$1,252	$2,080	$198	$612	$1,052	$2,080

Class C Shares	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275

Class F Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283

Class I Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166

Class P Shares	$143	$443	$766	$1,680	$143	$443	$766	$1,680

Class R2 Shares	$158	$490	$845	$1,845	$158	$490	$845	$1,845

Class R3 Shares	$148	$459	$792	$1,735	$148	$459	$792	$1,735

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.96% of the average value of its portfolio.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

The Fund also may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. The Fund intends to invest in derivatives primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

assets among the underlying funds. For example, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The Fund may invest directly in derivatives with an aggregate net notional value representing up to 50% of the Fund’s net assets. However, the Fund currently expects that the aggregate net notional value of such instruments will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio manager actively adjusts the Fund’s asset allocation based on the underlying funds’ portfolio characteristics and market conditions. This tactical allocation approach seeks to increase the Fund’s exposure to undervalued asset classes while hedging unwanted exposures. The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the portfolio management of the Fund and the underlying funds may fail to produce the intended results and the Fund and the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example.

•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

Blend Style Risk: The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds, and high yield bonds in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell such bonds.

•

Foreign Markets Risk: Investments in foreign (including emerging market) issuers and in U.S. issuers with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers organized and operated in the U.S., these issuers may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign issuers also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +15.78%	Worst Quarter 4th Q ‘08 -15.60%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	15.39%	13.54%	6.15%	–

After Taxes on Distributions	13.44%	12.18%	4.77%	–

After Taxes on Distributions and Sale of Fund Shares	8.98%	10.37%	4.52%	–

Class B Shares	12.15%	13.02%	5.82%	–

Class C Shares	16.27%	13.30%	5.68%	–

Class F Shares	18.23%	14.30%	–	5.23%	9/28/2007

Class I Shares	18.34%	14.37%	–	7.00%	10/19/2004

Class P Shares	17.86%	13.91%	6.26%	–

Class R2 Shares	17.64%	13.90%	–	4.93%	9/28/2007

Class R3 Shares	17.78%	13.83%	–	4.82%	9/28/2007

Index

40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index/10% MSCI EAFE Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	15.09%	13.31%	7.03%	7.28% 5.84%	10/19/2004 9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Moderate Average (reflects no deduction for sales charges or taxes)	14.24%	11.90%	5.82%	5.88% 4.13%	10/31/2004(1) 9/30/2007(2)

(1)	Corresponds with Class I period shown.
(2)	Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2005

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%

Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%

Total Annual Fund Operating Expenses	1.21%	1.96%	1.96%	1.06%	0.96%	1.41%	1.56%	1.46%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$346	$600	$875	$1,658	$346	$600	$875	$1,658

Class B Shares	$699	$915	$1,257	$2,091	$199	$615	$1,057	$2,091

Class C Shares	$299	$615	$1,057	$2,285	$199	$615	$1,057	$2,285

Class F Shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294

Class I Shares	$98	$306	$531	$1,178	$98	$306	$531	$1,178

Class P Shares	$144	$446	$771	$1,691	$144	$446	$771	$1,691

Class R2 Shares	$159	$493	$850	$1,856	$159	$493	$850	$1,856

Class R3 Shares	$149	$462	$797	$1,746	$149	$462	$797	$1,746

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.72% of the average value of its portfolio.

PROSPECTUS – MULTI-ASSET GROWTH FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies managed in both growth and value styles. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

The Fund also may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. The Fund intends to invest in derivatives primarily for non-hedging

PROSPECTUS – MULTI-ASSET GROWTH FUND

(sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. For example, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The Fund may invest directly in derivatives with an aggregate net notional value representing up to 50% of the Fund’s net assets. However, the Fund currently expects that the aggregate net notional value of such instruments will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio manager actively adjusts the Fund’s asset allocation based on the underlying funds’ portfolio characteristics and market conditions. This tactical allocation approach seeks to increase the Fund’s exposure to undervalued asset classes while hedging unwanted exposures. The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the

PROSPECTUS – MULTI-ASSET GROWTH FUND

underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the portfolio management of the Fund and the underlying funds may fail to produce the intended results and the Fund and the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example.

•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

Blend Style Risk: The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds, and high yield bonds in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell such bonds.

•

Foreign Markets Risk: Investments in foreign (including emerging market) issuers and in U.S. issuers with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers organized and operated in the U.S., these issuers may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign issuers also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S.

PROSPECTUS – MULTI-ASSET GROWTH FUND

exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

PROSPECTUS – MULTI-ASSET GROWTH FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 4th Q ’08 -17.93%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2005

Before Taxes	17.86%	14.84%	6.72%

After Taxes on Distributions	15.31%	13.66%	5.51%

After Taxes on Distributions and Sale of Fund Shares	11.12%	11.62%	5.02%

Class B Shares	14.68%	14.33%	6.32%	6/30/2005

Class C Shares	18.78%	14.59%	6.29%	6/30/2005

Class F Shares	20.81%	15.60%	5.02%	9/28/2007

Class I Shares	20.90%	15.71%	7.33%	6/30/2005

Class P Shares	20.41%	15.25%	6.91%	6/30/2005

Class R2 Shares	20.17%	15.17%	4.70%	9/28/2007

Class R3 Shares	20.32%	15.14%	4.62%	9/28/2007

Index

55% Russell 1000® Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	21.32%	15.14%	7.34% 5.46%	6/30/2005 9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Growth Average (reflects no deduction for sales charges or taxes)	19.18%	13.59%	6.07% 4.03%	6/30/2005 9/30/2007(1)

(1) Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2005

PROSPECTUS – MULTI-ASSET GROWTH FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND
(formerly Diversified Income Strategy Fund)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%

Total Annual Fund Operating Expenses	1.16%	1.91%	1.91%	1.01%	0.91%	1.36%	1.51%	1.41%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

PROSPECTUS – MULTI-ASSET INCOME FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$341	$585	$849	$1,602	$341	$585	$849	$1,602

Class B Shares	$694	$900	$1,232	$2,038	$194	$600	$1,032	$2,038

Class C Shares	$294	$600	$1,032	$2,233	$194	$600	$1,032	$2,233

Class F Shares	$103	$322	$558	$1,236	$103	$322	$558	$1,236

Class I Shares	$93	$290	$504	$1,120	$93	$290	$504	$1,120

Class P Shares	$138	$431	$745	$1,635	$138	$431	$745	$1,635

Class R2 Shares	$154	$477	$824	$1,802	$154	$477	$824	$1,802

Class R3 Shares	$144	$446	$771	$1,691	$144	$446	$771	$1,691

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.82% of the average value of its portfolio.

PROSPECTUS – MULTI-ASSET INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in fixed income securities and select U.S. equity securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies managed in both growth and value styles. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

The Fund also may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. The Fund intends to invest in derivatives primarily for non-hedging

PROSPECTUS – MULTI-ASSET INCOME FUND

(sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. For example, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager. The Fund may invest directly in derivatives with an aggregate net notional value representing up to 50% of the Fund’s net assets. However, the Fund currently expects that the aggregate net notional value of such instruments will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio manager actively adjusts the Fund’s asset allocation based on the underlying funds’ portfolio characteristics and market conditions. This tactical allocation approach seeks to increase the Fund’s exposure to undervalued asset classes while hedging unwanted exposures. The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the

PROSPECTUS – MULTI-ASSET INCOME FUND

underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used and investments selected by the portfolio management of the Fund and the underlying funds may fail to produce the intended results and the Fund and the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds, and high yield bonds in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell such bonds.

•

Equity Securities Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Foreign Markets Risk: Investments in foreign (including emerging market) issuers and in U.S. issuers with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with issuers organized and operated in the U.S., these issuers may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of

PROSPECTUS – MULTI-ASSET INCOME FUND

foreign issuers also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent that such securities are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before

PROSPECTUS – MULTI-ASSET INCOME FUND

and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +13.95%	Worst Quarter 4th Q ‘08 -13.15%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2005

Before Taxes	8.30%	13.55%	6.16%

After Taxes on Distributions	5.73%	11.36%	4.21%

After Taxes on Distributions and Sale of Fund Shares	5.25%	10.02%	4.12%

Class B Shares	4.93%	13.03%	5.77%	6/30/2005

Class C Shares	8.97%	13.27%	5.73%	6/30/2005

Class F Shares	10.99%	14.29%	6.45%	9/28/2007

Class I Shares	11.07%	14.40%	6.78%	6/30/2005

Class R2 Shares	10.41%	13.97%	6.20%	9/28/2007

Class R3 Shares	10.48%	13.82%	6.02%	9/28/2007

Index

50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch High Yield Master II Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends (reflects no deduction for sales charges or taxes)	7.55%	11.13%	6.55% 6.01%	6/30/2005 9/28/2007

Lipper Average

Lipper Mixed-Asset Target Allocation Conservative Average (reflects no deduction for sales charges or taxes)	6.76%	9.58%	4.75% 4.08%	6/30/2005 9/30/2007(1)

(1)	Corresponds with Class F, R2, and R3 periods shown.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2005

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital

PROSPECTUS – MULTI-ASSET INCOME FUND

gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – CONVERTIBLE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	1.12%	1.92%	1.74%	1.02%	0.92%	1.37%	1.52%	1.42%

Fee Waiver and/or Expense Reimbursement(4)	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.06%	1.86%	1.68%	0.96%	0.86%	1.31%	1.46%	1.36%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2014 through March 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.86%. Shareholders will incur actual total annual operating expenses less than or equal to 0.86% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

PROSPECTUS – CONVERTIBLE FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$331	$567	$822	$1,552	$331	$567	$822	$1,552

Class B Shares	$689	$897	$1,231	$2,030	$189	$597	$1,031	$2,030

Class C Shares	$271	$542	$938	$2,047	$171	$542	$938	$2,047

Class F Shares	$98	$319	$557	$1,242	$98	$319	$557	$1,242

Class I Shares	$88	$287	$503	$1,126	$88	$287	$503	$1,126

Class P Shares	$133	$428	$744	$1,641	$133	$428	$744	$1,641

Class R2 Shares	$149	$474	$823	$1,807	$149	$474	$823	$1,807

Class R3 Shares	$138	$443	$771	$1,697	$138	$443	$771	$1,697

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any securities that can be exchanged for common stock or provide an opportunity for equity participation. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Under normal circumstances, the Fund intends to maintain its average weighted maturity at between five and twenty years.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high yield” or “junk”) convertible securities or, if unrated, determined by Lord Abbett to be of comparable quality. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. In addition, the Fund may invest up to 20% of its net assets in foreign securities that primarily are traded outside of the U.S., including securities of companies that are located in or economically tied to emerging markets.

PROSPECTUS – CONVERTIBLE FUND

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund uses fundamental, bottom-up research to identify undervalued convertible securities that the Fund believes potentially may increase total return and reduce downside risk. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less

PROSPECTUS – CONVERTIBLE FUND

dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Credit Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising

PROSPECTUS – CONVERTIBLE FUND

interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Equity Securities Risk: The value of the Fund’s equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest to a lesser extent in equity securities.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized Company Risk: Securities of mid-sized companies generally involve greater risks than investments in larger companies. Mid-sized companies may have limited management experience or depth, limited access to capital, limited products or services, or operate in markets that have not yet been established. Mid-sized company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign issuers (and American Depositary Receipts (“ADRs”)) generally is subject to the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards. Because the Fund’s definition of foreign securities focuses on where the security is principally traded rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

PROSPECTUS – CONVERTIBLE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +12.83%	Worst Quarter 3rd Q ’08 -16.39%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due

PROSPECTUS – CONVERTIBLE FUND

to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	23.05%	14.30%	5.86%	—

After Taxes on Distributions	19.22%	12.53%	4.42%	—

After Taxes on Distributions and Sale of Fund Shares	13.88%	10.79%	4.11%	—

Class B Shares	19.89%	13.74%	5.54%	—

Class C Shares	24.07%	14.10%	5.42%	—

Class F Shares	26.03%	15.02%	—	5.35%	9/28/2007

Class I Shares	26.14%	15.14%	6.43%	—

Class P Shares	25.59%	14.61%	5.94%	—

Class R2 Shares	25.38%	14.52%	—	4.97%	9/28/2007

Class R3 Shares	25.54%	14.58%	—	4.94%	9/28/2007

Index

BofA Merrill Lynch All Convertibles, All Qualities, Index (reflects no deduction for fees, expenses, or taxes)	24.92%	18.85%	7.13%	6.40%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Alan R. Kurtz, Portfolio Manager	2003

Robert A. Lee, Partner and Director	2013

Christopher J. Towle, Partner and Director	2003

PROSPECTUS – CONVERTIBLE FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses	0.85%	1.65%	1.50%	0.75%	0.65%	1.10%	1.25%	1.15%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – CORE FIXED INCOME FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$310	$490	$686	$1,250	$310	$490	$686	$1,250

Class B Shares	$668	$820	$1,097	$1,741	$168	$520	$897	$1,741

Class C Shares	$253	$474	$818	$1,791	$153	$474	$818	$1,791

Class F Shares	$77	$240	$417	$930	$77	$240	$417	$930

Class I Shares	$66	$208	$362	$810	$66	$208	$362	$810

Class P Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Class R2 Shares	$127	$397	$686	$1,511	$127	$397	$686	$1,511

Class R3 Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 735.06% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund primarily invests in the following types of fixed income securities:

PROSPECTUS – CORE FIXED INCOME FUND

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	Investment grade debt securities of U.S. issuers;

•	Investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-linked investments;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Derivative instruments, including options, futures contracts, forward contracts and swap agreements.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. The Fund expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.5 years as of March 15, 2014).

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process and combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate both potential opportunities and potential risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among

PROSPECTUS – CORE FIXED INCOME FUND

other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer- term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk: The issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A fixed income security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its

PROSPECTUS – CORE FIXED INCOME FUND

price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s definition of foreign securities focuses on the currency in which the security is denominated rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s

PROSPECTUS – CORE FIXED INCOME FUND

assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CORE FIXED INCOME FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +5.43%	Worst Quarter 2nd Q ’13 -2.72%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE FIXED INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-4.50%	5.47%	4.43%	–

After Taxes on Distributions	-5.39%	3.70%	2.80%	–

After Taxes on Distributions and Sale of Fund Shares	-2.54%	3.65%	2.85%	–

Class B Shares	-7.76%	4.83%	4.11%	–

Class C Shares	-3.89%	5.25%	3.99%	–

Class F Shares	-2.09%	6.08%	–	5.50%	9/28/2007

Class I Shares	-2.00%	6.20%	4.99%	–

Class P Shares	-2.42%	5.74%	4.51%	–

Class R2 Shares	-2.58%	5.57%	–	5.01%	9/28/2007

Class R3 Shares	-2.57%	5.68%	–	5.10%	9/28/2007

Index

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%	4.88%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert A. Lee, Partner and Director	1998

Jerald M. Lanzotti, Partner and Portfolio Manager	2000

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital

PROSPECTUS – CORE FIXED INCOME FUND

gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE FIXED INCOME FUND

FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3

Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.86%(3)	0.10%	None	0.60%	0.50%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses	0.80%	1.60%	1.46%	0.70%	0.60%	1.20%	1.10%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – FLOATING RATE FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$305	$475	$659	$1,193	$305	$475	$659	$1,193

Class B Shares	$663	$805	$1,071	$1,686	$163	$505	$871	$1,686

Class C Shares	$249	$462	$797	$1,746	$149	$462	$797	$1,746

Class F Shares	$72	$224	$390	$871	$72	$224	$390	$871

Class I Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class R2 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455

Class R3 Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87.52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that have interest rates that periodically adjust to a generally recognized base rate, such as the London Interbank Offered Rate

PROSPECTUS – FLOATING RATE FUND

(LIBOR) or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. However, the Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

The senior loans in which the Fund may invest include bridge loans, novations, assignments, participations, and revolving credit facility loans. The Fund may invest in senior loans of any maturity or credit quality, but invests primarily in senior loans that are rated below investment grade (commonly referred to as “lower rated” or “junk” bonds) or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade senior loans. The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

In addition, the Fund may invest up to 10% of its net assets in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

Portfolio management conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its

PROSPECTUS – FLOATING RATE FUND

investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

PROSPECTUS – FLOATING RATE FUND

•

High-Yield Securities Risk: Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of high-yield debt securities, or junk bonds, to make principal and interest payments and such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. Lower-rated investments also may be subject to greater price volatility than higher-rated investments.

•

Credit Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings.

•

Liquidity Risk: Because senior loans may have a limited trading market and may be subject to extended settlement periods, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments. In addition, senior loans may be more difficult to value and the prices of senior loans may be adversely affected by supply-demand imbalances. The frequency and magnitude of such changes cannot be predicted.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association

PROSPECTUS – FLOATING RATE FUND

(“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for B shares because the Fund has not issued Class B shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – FLOATING RATE FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +11.57%	Worst Quarter 4th Q ‘08 -17.64%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – FLOATING RATE FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				12/31/2007

Before Taxes	3.47%	10.59%	4.50%

After Taxes on Distributions	1.35%	8.41%	2.40%

After Taxes on Distributions and Sale of Fund Shares	1.94%	7.48%	2.62%

Class C Shares	4.31%	10.32%	4.18%	12/31/2007

Class F Shares	5.99%	11.21%	5.03%	12/31/2007

Class I Shares	6.21%	11.40%	5.20%	12/31/2007

Class R2 Shares	5.59%	11.01%	4.79%	12/31/2007

Class R3 Shares	5.70%	10.96%	4.77%	12/31/2007

Index

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	6.15%	13.50%	5.03%	12/31/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Jeffrey D. Lapin, Portfolio Manager	2012

Robert A. Lee, Partner and Director	2013

Christopher J. Towle, Partner and Director	2007

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered

PROSPECTUS – FLOATING RATE FUND

investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – FLOATING RATE FUND

HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.88%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses(4)	0.95%	1.75%	1.63%	0.85%	0.75%	1.20%	1.35%	1.25%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2014 through March 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.78%. Shareholders will incur actual total annual operating expenses less than or equal to 0.78% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

PROSPECTUS – HIGH YIELD FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$320	$521	$739	$1,365	$320	$521	$739	$1,365

Class B Shares	$678	$851	$1,149	$1,851	$178	$551	$949	$1,851

Class C Shares	$266	$514	$887	$1,933	$166	$514	$887	$1,933

Class F Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Class I Shares	$77	$240	$417	$930	$77	$240	$417	$930

Class P Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455

Class R2 Shares	$137	$428	$739	$1,624	$137	$428	$739	$1,624

Class R3 Shares	$127	$397	$686	$1,511	$127	$397	$686	$1,511

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107.96% of the average value of its portfolio.

PROSPECTUS – HIGH YIELD FUND

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high yield” or “junk” bonds), including corporate debt securities and convertible securities. The Fund may invest up to 20% of its net assets in foreign (including emerging market) securities that primarily are traded outside of the U.S. In addition, the Fund may invest up to 20% of its net assets in municipal securities. The Fund also may invest in senior loans, including bridge loans, novations, assignments, and participations.

The Fund also may invest up to 20% of its net assets in equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund seeks to achieve high total return through an actively managed, diversified portfolio of investments. The Fund seeks to purchase lower-rated securities with unusual values that the Fund believes present the potential for higher return.

Portfolio management selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among

PROSPECTUS – HIGH YIELD FUND

other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect the Fund’s performance or increase volatility, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

High-Yield Securities Risk: High-yield bonds typically pay a higher yield than higher-rated bonds, but may have greater price fluctuations and have a higher risk of default than higher-rated bonds. High-yield bonds may be subject to greater credit and liquidity risks than higher-rated bonds, which may make high- yield bonds more difficult to sell at a reasonable price or at all, especially during periods of increased market volatility or significant market decline. Some issuers of high-yield bonds may be more likely to default as to principal and interest payments after the Fund purchases their securities. High-yield bonds are considered predominantly speculative by traditional investment standards. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil.

PROSPECTUS – HIGH YIELD FUND

•

Credit Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. The market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Equity Securities Risk: The value of the Fund’s equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest to a lesser extent in equity securities.

•

Municipal Securities Risk: Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are

PROSPECTUS – HIGH YIELD FUND

not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign issuers (and American Depositary Receipts (“ADRs”)) generally is subject to the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards. Because the Fund’s definition of foreign securities focuses on where the security is principally traded rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

PROSPECTUS – HIGH YIELD FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ‘09 +17.32%	Worst Quarter 4th Q ‘08 -15.68%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – HIGH YIELD FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	7.23%	17.28%	7.88%	–

After Taxes on Distributions	3.13%	13.58%	4.76%	–

After Taxes on Distributions and Sale of Fund Shares	4.34%	12.32%	4.85%	–

Class B Shares	3.87%	16.65%	7.52%	–

Class C Shares	7.98%	16.93%	7.39%	–

Class F Shares	9.80%	17.87%	–	9.13%	9/28/2007

Class I Shares	9.89%	18.02%	8.42%	–

Class P Shares	9.52%	17.54%	7.96%	–

Class R2 Shares	9.25%	17.32%	–	8.70%	9/28/2007

Class R3 Shares	9.35%	17.47%	–	8.80%	9/28/2007

Index

BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	7.41%	18.70%	8.46%	9.11%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Steven F. Rocco, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Director	2013

Christopher J. Towle, Partner and Director	1998

PROSPECTUS – HIGH YIELD FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – INCOME FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.88%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.88%	1.68%	1.56%	0.78%	0.68%	1.13%	1.28%	1.18%

Fee Waiver and/or Expense Reimbursement(4)	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.78%	1.58%	1.46%	0.68%	0.58%	1.03%	1.18%	1.08%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2014 through March 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.58%. Shareholders will incur actual total annual operating expenses less than or equal to 0.58% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

PROSPECTUS – INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$303	$490	$692	$1,276	$303	$490	$692	$1,276

Class B Shares	$661	$820	$1,103	$1,766	$161	$520	$903	$1,766

Class C Shares	$249	$483	$840	$1,848	$149	$483	$840	$1,848

Class F Shares	$69	$239	$423	$957	$69	$239	$423	$957

Class I Shares	$59	$207	$369	$837	$59	$207	$369	$837

Class P Shares	$105	$349	$613	$1,366	$105	$349	$613	$1,366

Class R2 Shares	$120	$396	$693	$1,536	$120	$396	$693	$1,536

Class R3 Shares	$110	$365	$639	$1,423	$110	$365	$639	$1,423
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 272.37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities. Such investments primarily consist of:

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	Debt securities of U.S. issuers;

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•	Mortgage-backed and other asset-backed securities; and

•	Inflation-linked investments.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

PROSPECTUS – INCOME FUND

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process and combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate both potential opportunities and potential risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – INCOME FUND

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk and High-Yield Securities Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Convertible and Other Equity-Related Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income

PROSPECTUS – INCOME FUND

securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s definition of foreign securities focuses on the currency in which the security is denominated rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s

PROSPECTUS – INCOME FUND

assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for P shares because the Fund has not issued Class P shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – INCOME FUND

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ‘09 +13.30%	Worst Quarter 3rd Q ‘08 -6.43%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges. The Fund believes that the Barclays U.S. Credit Index more closely reflects the Fund’s investment strategies than the Barclays U.S. Aggregate Bond Index. Therefore, the Fund will remove the Barclays U.S. Aggregate Bond Index from the performance table in the future.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-2.01%	11.15%	5.93%	–

After Taxes on Distributions	-4.42%	8.81%	4.02%	–

After Taxes on Distributions and Sale of Fund Shares	-0.85%	7.95%	3.90%	–

Class B Shares	-5.22%	10.55%	5.57%	–

Class C Shares	-1.34%	10.89%	5.45%	–

Class F Shares	0.37%	11.79%	–	8.03%	9/28/2007

Class I Shares	0.47%	12.00%	–	6.63%	10/19/2004

Class R2 Shares	-0.42%	11.52%	–	7.93%	7/2/2008

Class R3 Shares	0.00%	11.46%	–	7.89%	7/2/2008

Index

Barclays U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-2.01%	7.89%	5.23%	5.19% 6.09% 6.62%	10/19/2004 9/28/2007 7/2/2008

Barclays Baa Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	-0.94%	11.24%	6.04%	6.01% 7.46% 8.35%	10/19/2004 9/28/2007 7/2/2008

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%	4.51% 4.88% 4.79%	10/19/2004 9/28/2007 7/2/2008

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert A. Lee, Partner and Director	1998

Jerald M. Lanzotti, Partner and Portfolio Manager	2000

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

PROSPECTUS – INCOME FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2 and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – INFLATION FOCUSED FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	0.95%(3)	0.10%	None	0.60%	0.50%

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.78%	1.53%	0.68%	0.58%	1.18%	1.08%

Fee Waiver and/or Expense Reimbursement(4)	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.75%	1.50%	0.65%	0.55%	1.15%	1.05%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from April 1, 2014 through March 31, 2015, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.55%. Shareholders will incur actual total annual operating expenses less than or equal to 0.55% plus the amount of any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

PROSPECTUS – INFLATION FOCUSED FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$300	$466	$646	$1,167	$300	$466	$646	$1,167

Class C Shares	$253	$480	$831	$1,821	$153	$480	$831	$1,821

Class F Shares	$66	$215	$376	$844	$66	$215	$376	$844

Class I Shares	$56	$183	$321	$723	$56	$183	$321	$723

Class R2 Shares	$117	$372	$646	$1,429	$117	$372	$646	$1,429

Class R3 Shares	$107	$340	$593	$1,314	$107	$340	$593	$1,314

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked Investments as a speculative tool, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

PROSPECTUS – INFLATION FOCUSED FUND

The specific types of Inflation-Linked Investments that the Fund may use include:

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund normally may enter into CPI swaps on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which the one party pays an annual fixed rate on some notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

The Fund may invest substantially in other types of derivatives for speculative or hedging purposes. Currently, the Fund expects to invest in derivatives consisting principally of futures, options, and swaps. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivatives. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under newly amended Commodity Exchange Act rules.

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

PROSPECTUS – INFLATION FOCUSED FUND

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	Debt securities of U.S. issuers;

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars; and

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS).

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other investments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic conditions, rising and falling interest rates, and credit quality. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security seems less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PROSPECTUS – INFLATION FOCUSED FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Inflation-Linked Investments Risk: Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

PROSPECTUS – INFLATION FOCUSED FUND

•

Derivatives Risk: The Fund may invest substantially in inflation-linked derivatives and other types of derivatives for speculative or hedging purposes and is exposed to the risk that the value of a derivative instrument does not move in correlation with the value of an underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the Fund. Investing in derivatives also involves the risk that the derivatives are or will become illiquid and that the counterparty may fail to perform its obligations. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Credit Risk and High-Yield Securities Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the Fund’s high yield debt securities, which have lower credit ratings. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Therefore, there may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. The Fund’s investments in floating or adjustable rate senior loans, many of which are rated below investment grade, are subject to increased credit and liquidity risks.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or

PROSPECTUS – INFLATION FOCUSED FUND

inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s definition of foreign securities focuses on the currency in which the security is denominated rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Convertible and Other Equity-Related Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

•

Redemption Risk: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

PROSPECTUS – INFLATION FOCUSED FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ‘12 +5.40%	Worst Quarter 2nd Q ‘13 -3.67%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges. The Fund believes that the Barclays U.S. TIPS Index 1-5 Years more closely reflects the Fund’s investment strategies than the Barclays U.S. 1-3 Year Government/Credit Bond Index. Therefore, the Fund will remove the Barclays U.S. 1-3 Year Government/Credit Bond Index from the performance table in the future.

PROSPECTUS – INFLATION FOCUSED FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			4/29/2011

Before Taxes	-3.94%	0.67%

After Taxes on Distributions	-5.37%	-0.74%

After Taxes on Distributions and Sale of Fund Shares	-2.23%	-0.02%

Class C Shares	-3.44%	0.79%	4/29/2011

Class F Shares	-1.66%	1.66%	4/29/2011

Class I Shares	-1.50%	1.76%	4/29/2011

Class R2 Shares	-2.14%	1.38%	4/29/2011

Class R3 Shares	-1.97%	1.40%	4/29/2011

Index

Barclays U.S. TIPS Index 1-5 Years (reflects no deduction for fees, expenses, or taxes)	-1.96%	0.53%	4/29/2011

Consumer Price Index for All Urban Consumers (“CPI-U”) (reflects no deduction for fees, expenses, or taxes)	1.50%	1.34%	4/29/2011

BofA Merrill Lynch U.S. 1-3 Year Corporate Credit Index (reflects no deduction for fees, expenses, or taxes)	1.78%	2.48%	4/29/2011

Barclays U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	0.64%	1.05%	4/29/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PROSPECTUS – INFLATION FOCUSED FUND

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert A. Lee, Partner and Director	2011

Jerald M. Lanzotti, Partner and Portfolio Manager	2011

Andrew H. O’Brien, Partner and Portfolio Manager	2011

Kewjin Yuoh, Partner and Portfolio Manager	2011

Hyun Lee, Portfolio Manager	2011

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.89%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%

Total Annual Fund Operating Expenses	0.58%	1.38%	1.27%	0.48%	0.38%	0.83%	0.98%	0.88%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – SHORT DURATION INCOME FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$283	$407	$542	$934	$283	$407	$542	$934

Class B Shares	$640	$737	$955	$1,438	$140	$437	$755	$1,438

Class C Shares	$229	$403	$697	$1,534	$129	$403	$697	$1,534

Class F Shares	$49	$154	$269	$604	$49	$154	$269	$604

Class I Shares	$39	$122	$213	$480	$39	$122	$213	$480

Class P Shares	$85	$265	$460	$1,025	$85	$265	$460	$1,025

Class R2 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class R3 Shares	$90	$281	$488	$1,084	$90	$281	$488	$1,084

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities. Such investments primarily include:

PROSPECTUS – SHORT DURATION INCOME FUND

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

•	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities; and

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	Inflation-linked investments.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in commercial mortgage-backed securities (CMBS), including lower rated CMBS.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. The Fund expects to maintain its average duration range between one and three years.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process and combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools

PROSPECTUS – SHORT DURATION INCOME FUND

to evaluate both potential opportunities and potential risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk and High-Yield Securities Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are

PROSPECTUS – SHORT DURATION INCOME FUND

falling, potentially making the security less liquid. These risks are greatest for high yield debt securities, which have lower credit ratings. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities. The Fund typically invests a greater percentage of its assets in high-yield securities and lower rated commercial mortgage-backed securities than other funds that invest in short duration fixed income securities. To the extent that the Fund invests in this manner, it will be subject to a greater amount of credit risk, including the risk of default, as compared to other short-term bond funds.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of

PROSPECTUS – SHORT DURATION INCOME FUND

mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Convertible and Other Equity-Related Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s definition of foreign securities focuses on the currency in which the security is denominated rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are

PROSPECTUS – SHORT DURATION INCOME FUND

more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for P shares because the Fund has not issued Class P shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in limited duration U.S. Government securities.

PROSPECTUS – SHORT DURATION INCOME FUND

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ‘09 +5.55%	Worst Quarter 2nd Q ‘04 -2.02%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges. The Fund believes that the BofA Merrill Lynch U.S. 1-3 Year Corporate Credit Index more closely reflects the Fund’s investment strategies than the Barclays U.S. 1-3 Year Government/Credit Bond Index. Therefore, the Fund will remove the Barclays U.S. 1-3 Year Government/Credit Bond Index from the performance table in the future.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – SHORT DURATION INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-0.73%	6.36%	4.18%	–

After Taxes on Distributions	-2.32%	4.65%	2.64%	–

After Taxes on Distributions and Sale of Fund Shares	-0.40%	4.30%	2.64%	–

Class B Shares	-3.86%	5.67%	3.86%	–

Class C Shares	-0.04%	6.02%	3.71%	–

Class F Shares	1.94%	6.92%	–	5.71%	9/28/2007

Class I Shares	1.82%	7.03%	–	4.99%	10/19/2004

Class R2 Shares	1.23%	–	–	4.60%	7/21/2009

Class R3 Shares	1.55%	–	–	4.75%	7/21/2009

Index

BofA Merrill Lynch U.S. 1-3 Year Corporate Credit Index (reflects no deduction for fees, expenses, or taxes)	1.78%	5.41%	3.81%	4.12% 3.94% 3.93%	9/28/2007 10/19/2004 7/21/2009

Barclays U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	0.64%	2.02%	2.91%	2.75% 3.00% 1.70%	9/28/2007 10/19/2004 7/21/2009

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert A. Lee, Partner and Director	1998

Jerald M. Lanzotti, Partner and Portfolio Manager	2000

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

PROSPECTUS – SHORT DURATION INCOME FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 242 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.86%(3)	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	0.85%	1.65%	1.51%	0.75%	0.65%	1.10%	1.25%	1.15%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – TOTAL RETURN FUND

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The first example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$310	$490	$686	$1,250	$310	$490	$686	$1,250

Class B Shares	$668	$820	$1,097	$1,741	$168	$520	$897	$1,741

Class C Shares	$254	$477	$824	$1,802	$154	$477	$824	$1,802

Class F Shares	$77	$240	$417	$930	$77	$240	$417	$930

Class I Shares	$66	$208	$362	$810	$66	$208	$362	$810

Class P Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Class R2 Shares	$127	$397	$686	$1,511	$127	$397	$686	$1,511

Class R3 Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 600.61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-

PROSPECTUS – TOTAL RETURN FUND

rated” or “junk” bonds). In addition, the Fund may invest up to 20% of its net assets in non-U.S. (including emerging market) debt securities denominated in foreign currencies.

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	Corporate debt securities;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-linked investments; and

•	Senior loans, including bridge loans, novations, assignments, and participations.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. The Fund expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.5 years as of March 15, 2014).

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process and combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate both potential opportunities and potential risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among

PROSPECTUS – TOTAL RETURN FUND

other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk and High-Yield Securities Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for high yield debt securities, which have lower credit ratings. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

PROSPECTUS – TOTAL RETURN FUND

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Government Securities Risk and Mortgage-Related Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control

PROSPECTUS – TOTAL RETURN FUND

regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s definition of foreign securities focuses on the currency in which the security is denominated rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +6.23%	Worst Quarter 2nd Q ’13 -2.81%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2013)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-3.63%	6.73%	4.86%	–

After Taxes on Distributions	-4.90%	4.61%	3.03%	–

After Taxes on Distributions and Sale of Fund Shares	-2.05%	4.55%	3.13%	–

Class B Shares	-6.96%	6.08%	4.53%	–

Class C Shares	-3.00%	6.53%	4.41%	–

Class F Shares	-1.30%	7.38%	–	6.03%	9/28/2007

Class I Shares	-1.19%	7.49%	5.40%	–

Class P Shares	-1.62%	7.00%	4.94%	–

Class R2 Shares	-1.79%	6.86%	–	5.55%	9/28/2007

Class R3 Shares	-1.69%	6.97%	–	5.65%	9/28/2007

Index

Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	-1.35%	5.41%	4.85%	5.13%	9/28/2007

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%	4.88%	9/28/2007

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MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert A. Lee, Partner and Director	1998

Jerald M. Lanzotti, Partner and Portfolio Manager	2000

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – TOTAL RETURN FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

Diversified Equity Strategy Fund

The Fund’s investment objective is to seek capital appreciation.

Multi-Asset Balanced Opportunity Fund

The Fund’s investment objective is to seek current income and capital growth.

Multi-Asset Growth Fund

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

Multi-Asset Income Fund

The Fund’s investment objective is to seek a high level of current income.

Convertible Fund

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

Core Fixed Income Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PROSPECTUS – THE FUNDS

Floating Rate Fund

The Fund’s investment objective is to seek a high level of current income.

High Yield Fund

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Inflation Focused Fund

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Short Duration Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Total Return Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Diversified Equity Strategy Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (“Lord Abbett”) (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in U.S. equity securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the

PROSPECTUS – THE FUNDS

Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	100%

Foreign	0% to 25%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett Fundamental Equity Fund, such allocation will count towards the Fund’s equity exposure even though Lord Abbett Fundamental Equity Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to foreign securities may exceed the range shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

PROSPECTUS – THE FUNDS

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. When investing in this manner, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team allocates the Fund’s assets among underlying funds that invest in equity securities across all market capitalizations and styles, and that invest in select international companies. The portfolio management team generally employs a bottom-up investment approach emphasizing long-term value.

PROSPECTUS – THE FUNDS

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Balanced Opportunity Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

PROSPECTUS – THE FUNDS

Asset Class	Target Allocation

Equity	40% to 60%

Fixed Income	40% to 60%

Foreign	0% to 35%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies managed in both growth and value styles. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

PROSPECTUS – THE FUNDS

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. When investing in this manner, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

PROSPECTUS – THE FUNDS

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Growth Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds

PROSPECTUS – THE FUNDS

from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	60% to 80%

Fixed Income	20% to 40%

Foreign	0% to 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-

PROSPECTUS – THE FUNDS

backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. When investing in this manner, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however,

PROSPECTUS – THE FUNDS

that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Income Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal market conditions, through the underlying funds, the Fund indirectly invests principally in fixed income securities and select U.S. equity securities and foreign (including

PROSPECTUS – THE FUNDS

emerging market) securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Fixed Income	75% to 85%

Equity	15% to 25%

Foreign	0% to 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett High Yield Fund, such allocation will count towards the Fund’s fixed income exposure even though Lord Abbett High Yield Fund may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to each asset class may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. government securities, convertible securities, bank loans, investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high

PROSPECTUS – THE FUNDS

yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies managed in both growth and value styles. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies, and similar enterprises. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging (sometimes referred to as “speculative”) purposes as a substitute for allocating its assets among the underlying funds. When investing in this manner, the Fund may use a derivative investment, such as an index future, to gain exposure to, or to change the weighting of its investments in, a particular asset class represented by underlying funds without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund also may sell index futures short to

PROSPECTUS – THE FUNDS

reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’s relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investment among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term

PROSPECTUS – THE FUNDS

investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Convertible Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and other securities that can be exchanged for common stock or other securities that provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund invests both in investment grade debt securities and high-yield debt securities (commonly referred to as “lower-rated bonds” or “junk” bonds). Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade.

The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of approximately $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

PROSPECTUS – THE FUNDS

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio. In addition, the Fund may invest up to 20% of its net assets in foreign securities that primarily are traded outside of the U.S., including securities of companies that are economically tied to emerging markets.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified

PROSPECTUS – THE FUNDS

exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

PROSPECTUS – THE FUNDS

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund uses fundamental, bottom-up analysis to identify undervalued convertible securities that potentially may increase total return and reduce downside risk. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, the Fund analyzes the potential for capital appreciation of the underlying stock. The Fund attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Portfolio management will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Fixed Income Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

PROSPECTUS – THE FUNDS

Under normal conditions, the Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund may invest in corporate fixed income securities. The Fund also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market

PROSPECTUS – THE FUNDS

value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

PROSPECTUS – THE FUNDS

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.5 years as of March 15, 2014).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund

PROSPECTUS – THE FUNDS

to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Floating Rate Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.

The senior loans in which the Fund may invest include bridge loans, novations, assignments, participations, and revolving credit facility loans. The Fund may invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. The Fund primarily invests in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade senior loans. The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund

PROSPECTUS – THE FUNDS

may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated.

The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund may invest up to 10% of its total assets in derivative instruments. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the

PROSPECTUS – THE FUNDS

holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, swaptions (options on swaps), credit default swaps and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Portfolio management conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries and selecting loans with attractive structural features. Portfolio management determines the value of selected loans and determines whether they meet these criteria. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell

PROSPECTUS – THE FUNDS

a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

High Yield Fund

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, including securities that are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds) are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest up to 20% of its net assets in foreign (including emerging market) securities that primarily are traded outside of the U.S. The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts.

PROSPECTUS – THE FUNDS

The Fund may invest up to 20% of its net assets in municipal securities. Municipal securities are debt securities that are issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal securities include both general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority, and revenue bonds, which are payable only from revenue derived from a particular facility or source.

The debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund may invest up to 15% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions

PROSPECTUS – THE FUNDS

on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

PROSPECTUS – THE FUNDS

Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks unusual values, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions.

The Fund selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund applies proprietary filters to this fundamental analysis to position its portfolio across the high yield credit continuum. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

PROSPECTUS – THE FUNDS

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Among such investment grade securities in which the Fund may invest are:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. corporate issuers that are denominated in U.S. dollars;

•	Mortgage-backed, mortgage-related and other asset-backed securities;

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

PROSPECTUS – THE FUNDS

Subject to the limitations above, the Fund may invest in high-yield debt securities (sometimes called “lower-rated bonds” or “junk bonds”). High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Such investments may include debt securities of issuers economically tied to emerging markets.

The investment grade and high yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or

PROSPECTUS – THE FUNDS

changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

PROSPECTUS – THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition,

PROSPECTUS – THE FUNDS

changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Inflation Focused Fund

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked Investments as a speculative tool, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

PROSPECTUS – THE FUNDS

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund normally may enter into CPI swaps on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which the one party pays an annual fixed rate on some notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals. As the market for inflation-linked derivatives continues to innovate, other variables and similar derivative investments may be available and used by the Fund.

Below is a graphic based on a simple example where the Fund enters into a CPI swap contract and agrees to pay the counterparty a fixed rate (multiplied by a notional amount to determine the actual amount payable) in return for the counterparty’s agreement to pay the Fund the rate of increase in the CPI during the life of the contract (again, multiplied by the notional amount to determine the actual amount payable).

Notional (Contract) Amount
x
Floating Interest Rate (Change in CPI)
(Cumulative over the life of the Contract)

Buyer (the Fund)	Seller (the Counterparty)

Notional (Contract) Amount
x
Fixed Interest Rate
(Compounded over the life of the Contract)

As described in more detail below, the Fund may invest substantially in other types of derivatives, including options, futures contracts, and swap agreements for speculative or hedging purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative transactions.

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or

PROSPECTUS – THE FUNDS

variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. As described in more detail below, among such fixed income securities in which the Fund may invest without limitation are investment grade:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) corporate issuers that are denominated in U.S. dollars;

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS); and

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

Investment grade fixed income securities are securities that are rated within the four highest grades assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”), including Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), and Fitch

PROSPECTUS – THE FUNDS

Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. Subject to the limitations above, the Fund may invest in high-yield debt securities, which are debt securities that are rated BB/Ba or lower by an NRSRO, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below.

The investment grade and high yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities.

The Fund also may invest in fixed income securities issued by non-U.S. (including emerging market) entities and denominated in currencies other than the U.S. dollar.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default. However, the Fund may invest in senior loans that are not secured by any specific collateral.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration,

PROSPECTUS – THE FUNDS

the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

In addition to CPI swaps, the Fund may use various other types of derivatives to gain investment exposure or to hedge against risk. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. The Fund also may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in inflation or interest rates that may reduce the market value of the Fund’s investment portfolio. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. In connection with CPI swaps and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under newly amended Commodity Exchange Act rules.

The types of derivative instruments that the Fund may use consist principally of:

•

Swaps. In addition to CPI swaps, the Fund may enter into other types of swap contracts, including interest rate, equity index, credit default, currency, and total return swaps, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

PROSPECTUS – THE FUNDS

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic

PROSPECTUS – THE FUNDS

conditions, rising and falling interest rates, and credit quality. The Fund applies proprietary filters to this analysis to determine the structure of the portfolio and security selection. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Income Fund

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Among such investment grade securities in which the Fund may invest are:

•	Corporate debt securities of U.S. issuers;

•	Corporate debt securities of non-U.S. (including emerging market) corporate issuers that are denominated in U.S. dollars;

•	Mortgage-backed, mortgage-related and other asset-backed securities;

PROSPECTUS – THE FUNDS

•	Securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and

•	Inflation-linked investments.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•	Senior loans, including bridge loans, novations, assignments, and participations; and

•	Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and three years.

Subject to the limitations above, the Fund may invest in high-yield debt securities. High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to mortgage-

PROSPECTUS – THE FUNDS

backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower rated CMBS.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial

PROSPECTUS – THE FUNDS

instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or

PROSPECTUS – THE FUNDS

“notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Total Return Fund

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor’s Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. government, its agencies or government- sponsored enterprises.

The Fund also may invest in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by a rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below. The Fund may invest no more than 20% of its net assets in high-yield debt securities.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest no more than 20% of its net assets in debt securities that are denominated in foreign currencies.

The investment grade and high yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. government, its agencies and instrumentalities.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

PROSPECTUS – THE FUNDS

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for speculative purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also

PROSPECTUS – THE FUNDS

may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate

PROSPECTUS – THE FUNDS

changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.5 years as of March 15, 2014).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

PRINCIPAL RISKS

Diversified Equity Strategy Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

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Portfolio Management Risk: The strategies used by the portfolio management of the Fund and the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and the underlying funds may not achieve their objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

PROSPECTUS – THE FUNDS

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds.

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Equity Securities Risk: Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual investments also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

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Mid-Sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of

PROSPECTUS – THE FUNDS

larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

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Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the portfolio managers seek to diversify these risks and lower the Fund’s volatility, but there is no assurance this strategy will achieve that result.

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Foreign Markets Risk: Investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by an underlying fund that are denominated in that foreign currency, including the value of any income distributions payable to the underlying fund as a holder of such securities. In addition, foreign securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. Issuers with economic ties to foreign markets may be susceptible to the same risks as issuers organized in foreign markets.

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Emerging Markets Risk: The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk

PROSPECTUS – THE FUNDS

that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and

PROSPECTUS – THE FUNDS

may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

Multi-Asset Balanced Opportunity Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the

PROSPECTUS – THE FUNDS

Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used by the portfolio management of the Fund and the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and the underlying funds may not achieve their objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example. In addition, the lower-rated and unrated segments of the municipal bond market can experience significant volatility. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds.

•

Equity Securities Risk: Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual investments also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

PROSPECTUS – THE FUNDS

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•

Mid-Sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the portfolio managers seek to diversify these risks and lower the Fund’s volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. ÏLiquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: The high-yield, lower-rated bonds in which the underlying funds invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s

PROSPECTUS – THE FUNDS

issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after an underlying fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds and high yield bonds, in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell its bonds.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Foreign Markets Risk: Investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by an underlying fund that are denominated in that foreign currency, including the value of any income distributions payable to the underlying fund as a holder of such securities. In addition, foreign securities may be subject to less trading volume and liquidity, which may

PROSPECTUS – THE FUNDS

lead to greater price fluctuation. Issuers with economic ties to foreign markets may be susceptible to the same risks as issuers organized in foreign markets.

•

Emerging Markets Risk: The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

PROSPECTUS – THE FUNDS

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

Multi-Asset Growth Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

PROSPECTUS – THE FUNDS

evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Portfolio Management Risk: The strategies used by the portfolio management of the Fund and the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and the underlying funds may not achieve their objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of

PROSPECTUS – THE FUNDS

equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example. In addition, the lower-rated and unrated segments of the municipal bond market can experience significant volatility. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds.

•

Equity Securities Risk: Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual investments also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•

Mid-Sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth

PROSPECTUS – THE FUNDS

and value styles, the portfolio managers seek to diversify these risks and lower the Fund’s volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: The high-yield, lower-rated bonds in which the underlying funds invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after an underlying fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds and high yield bonds, in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell its bonds.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse

PROSPECTUS – THE FUNDS

floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Foreign Markets Risk: Investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by an underlying fund that are denominated in that foreign currency, including the value of any income distributions payable to the underlying fund as a holder of such securities. In addition, foreign securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. Issuers with economic ties to foreign markets may be susceptible to the same risks as issuers organized in foreign markets.

•

Emerging Markets Risk: The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the

PROSPECTUS – THE FUNDS

underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

•

Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

•

Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary

PROSPECTUS – THE FUNDS

income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

Multi-Asset Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

PROSPECTUS – THE FUNDS

•

Portfolio Management Risk: The strategies used by the portfolio management of the Fund and the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and the underlying funds may not achieve their objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program, for example. In addition, the lower-rated and unrated segments of the municipal bond market can experience significant volatility. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: The high-yield, lower-rated bonds in which the underlying funds invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s

PROSPECTUS – THE FUNDS

issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after an underlying fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

•

Municipal Bond Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds and high yield bonds, in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell its bonds.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Equity Securities Risk: Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual investments also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority

PROSPECTUS – THE FUNDS

than preferred stock and debt securities. If the Fund experiences increased concentration in fewer issuers, industries, or sectors through the underlying funds, the Fund may underperform funds with more diversified portfolios.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

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Mid-Sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

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Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the portfolio managers seek to diversify these risks and lower the Fund’s volatility, but there is no assurance this strategy will achieve that result.

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Foreign Markets Risk: Investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by an underlying fund that are denominated in that foreign currency, including the value of any income distributions payable to the underlying fund as a holder of such securities. In addition, foreign securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. Issuers with economic ties to foreign markets may be susceptible to the same risks as issuers organized in foreign markets.

PROSPECTUS – THE FUNDS

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Emerging Markets Risk: The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund’s return could be reduced as a result. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, derivatives involve heightened counterparty,

PROSPECTUS – THE FUNDS

liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

Convertible Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

PROSPECTUS – THE FUNDS

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the

PROSPECTUS – THE FUNDS

price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

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High-Yield Securities Risk: The credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Because many convertible securities tend to have credit ratings below investment grade, they present a greater risk than some other fixed income instruments. The high-yield, lower-rated bonds in which the Fund invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high yield debt securities, which have lower credit ratings. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

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Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising

PROSPECTUS – THE FUNDS

interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

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Call Risk: Many convertible securities are issued with a “call” feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

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Equity Securities Risk: The value of the Fund’s equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

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Mid-Sized Company Risk: Securities of mid-sized companies generally involve greater risks than investments in larger companies. Mid-sized companies may have limited management experience or depth, limited access to capital, limited products or services, or operate in markets that have not yet been established. Mid-sized company securities tend to be more volatile and less liquid than equity securities of larger companies.

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Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are traded principally in the U.S. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the

PROSPECTUS – THE FUNDS

percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

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Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

PROSPECTUS – THE FUNDS

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Core Fixed Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its

PROSPECTUS – THE FUNDS

bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer- term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its

PROSPECTUS – THE FUNDS

securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are

PROSPECTUS – THE FUNDS

denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are denominated in U.S. dollars. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of

PROSPECTUS – THE FUNDS

distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Floating Rate Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

PROSPECTUS – THE FUNDS

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

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High-Yield Securities Risk: Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of high-yield debt securities, or junk bonds, to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds, and such defaults could reduce the Fund’s returns and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower-rated investments also may be subject to greater price volatility than higher-rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

PROSPECTUS – THE FUNDS

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Issuer or Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for the Fund’s high yield debt securities, which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Liquidity Risk: Because senior loans may have a limited trading market and may be subject to extended settlement periods, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments. In addition, senior loans may be more difficult to value and the Fund may have difficulty disposing of them in a timely manner and/or for a reasonable price. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition,

PROSPECTUS – THE FUNDS

foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in loans of obligors incorporated in a foreign country but whose business operations are primarily conducted in the United States and whose securities may be principally traded on a foreign exchange and/or denominated in a foreign currency. Likewise, the Fund may invest in securities (other than loans) of issuers organized in the United States but whose business operations take place in a foreign country and whose securities may be principally traded on a foreign exchange and/or denominated in a foreign currency. In both cases, such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

PROSPECTUS – THE FUNDS

High Yield Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable

PROSPECTUS – THE FUNDS

interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

High-Yield Securities Risk: The high-yield, lower-rated bonds in which the Fund invests involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

•

Issuer or Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for the Fund’s high yield debt securities, which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. The market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower

PROSPECTUS – THE FUNDS

interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

•

Equity Securities Risk: The value of the Fund’s equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest to a lesser extent in equity securities.

•

Municipal Securities Risk: Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. Certain state and local governments and other government issuers suffered significant drops in revenues coinciding with the last U.S. economic recession, resulting in a very difficult period for state and local governments. Even after the national economy emerged from the recession, many states continue to suffer fiscal pressure caused by declines in tax revenues.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

PROSPECTUS – THE FUNDS

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are traded principally in the U.S. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged

PROSPECTUS – THE FUNDS

positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in

PROSPECTUS – THE FUNDS

foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although

PROSPECTUS – THE FUNDS

prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

High-Yield Securities Risk: The high-yield, lower-rated bonds in which the Fund invest involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

•

Issuer or Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for the Fund’s high yield debt securities, which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

PROSPECTUS – THE FUNDS

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other

PROSPECTUS – THE FUNDS

inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are denominated in U.S. dollars. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market

PROSPECTUS – THE FUNDS

than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy

PROSPECTUS – THE FUNDS

successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Inflation Focused Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk.

•

Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

PROSPECTUS – THE FUNDS

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

•

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in Inflation-Linked Investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although Inflation-Linked Investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of Inflation-Linked Investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold Inflation-Linked Investments.

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Derivatives Risk: The Fund may invest substantially in CPI swaps and other types of derivatives for speculative or hedging purposes. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives are

PROSPECTUS – THE FUNDS

subject to risks such as counterparty risk, liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract (such as a CPI swap) will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for high yield debt securities, which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. government securities. Although certain U.S. government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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High-Yield Securities Risk: The high-yield, lower-rated bonds in which the Fund invests involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

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Counterparty Risk: A significant risk in two-party contracts such as CPI swaps is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to

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meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it.

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Liquidity Risk: The Fund may be exposed to liquidity risk from its investments in CPI swaps and other derivatives, foreign securities, or securities with substantial market and credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns because the Fund may be unable to sell these securities at its desired time or price.

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Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

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Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled swaps and futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such transactions. There is no assurance that the Fund will be able to employ leverage successfully.

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Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. These risks generally are greater for emerging market securities. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company

PROSPECTUS – THE FUNDS

securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are denominated in U.S. dollars. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

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Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early

PROSPECTUS – THE FUNDS

repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The senior loans in which the Fund may invest primarily are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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Redemption Risk: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell these securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or

PROSPECTUS – THE FUNDS

legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

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Tax Treatment Limitations and Potential Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Internal Revenue Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (subject to ordinary tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Short Duration Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

PROSPECTUS – THE FUNDS

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

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Issuer or Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling, potentially making the security less liquid. This risk is greatest for the Fund’s high yield debt securities,

PROSPECTUS – THE FUNDS

which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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High-Yield Securities Risk: The high-yield, lower-rated bonds in which the Fund invests involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund. The Fund typically invests a greater percentage of its assets in high-yield securities and lower rated commercial mortgage-backed securities than other funds that invest in short duration fixed income securities. To the extent that the Fund invests in this manner, it will be subject to a greater amount of credit risk, including the risk of default, as compared to other short-term bond funds.

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Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations. These securities may be more difficult to sell, particularly in times of market turmoil, and may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or other cash needs, the Fund may be forced to sell the security at a loss. These risks are greater for the Fund’s high-yield investments because the high-yield market generally is less liquid than the investment grade market.

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Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of

PROSPECTUS – THE FUNDS

the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in

PROSPECTUS – THE FUNDS

recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue.

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Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are denominated in U.S. dollars. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

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Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency

PROSPECTUS – THE FUNDS

movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and all subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities.

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Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund

PROSPECTUS – THE FUNDS

more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

Total Return Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and securities selected by the Fund’s portfolio management may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the

PROSPECTUS – THE FUNDS

Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, securities markets are highly dependent on technology and data transfer processes that are subject to imprecision, malfunction, and operational error. These and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may be subject to periods of heightened volatility, for example, if interest rates rise or the U.S. Federal Reserve continues to curb its bond buying program. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk, all of which are described more fully below.

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Issuer or Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in value, even when interest rates are falling. This risk is greatest for the Fund’s high yield debt securities, which have lower credit ratings. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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High-Yield Securities Risk: The high-yield, lower-rated bonds in which the Fund invests involve greater risks than higher-rated bonds and are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. First, there is a greater risk that the bond’s issuer will not make interest or principal payments when due. Some issuers may default

PROSPECTUS – THE FUNDS

as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.

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Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

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Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings to satisfy redemptions.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage- related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

PROSPECTUS – THE FUNDS

Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Inflation-Linked Investments Risk: The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign Investments Risk: The Fund’s investment exposure to foreign (which may include emerging market) issuers generally is subject to the risk that the value of securities issued by foreign issuers may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of companies that are organized and/or operated in foreign countries but which are denominated in U.S. dollars. Such investments are not included within the Fund’s definition of a foreign security even though they are economically tied to foreign countries. As a result, the percentage of the Fund’s portfolio that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: Investments in foreign currencies or securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency

PROSPECTUS – THE FUNDS

movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

PROSPECTUS – THE FUNDS

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes when Fund shares are held in a taxable account. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during the past fiscal periods.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $136.1 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors as of January 31, 2014.

Portfolio Managers. The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Funds-of-Funds. Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, heads each team and is primarily responsible for the day-to-day management of each Fund. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team of each of Multi-Asset Balanced Opportunity Fund, Multi- Asset Growth Fund, and Multi-Asset Income Fund since 2005 and a member of the team of Diversified Equity Strategy Fund since 2006. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

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Convertible Fund. Alan R. Kurtz, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013. Christopher J. Towle, Partner and Director, is a member of the team. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since the Fund’s 2003 inception.

Core Fixed Income Fund, Income Fund, Short Duration Income Fund, and Total Return Fund. Robert A. Lee, Partner and Director, heads each Fund’s team. Mr. Lee joined Lord Abbett in 1997 and has been a member of each Fund’s team since 1998. Assisting Mr. Lee are Jerald M. Lanzotti, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, and Kewjin Yuoh, Partner and Portfolio Manager. Messrs. Lanzotti and O’Brien joined Lord Abbett in 1996 and 1998, respectively, and have been members of each Fund’s team since 2000 and 1998, respectively. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of each Fund’s investment team since 2010. Mr. Yuoh was formerly a Senior Vice President-Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP from 2003 to 2010. Messrs. Lee, Lanzotti, O’Brien, and Yuoh are jointly and primarily responsible for the day-to-day management of each Fund.

Floating Rate Fund. Jeffrey D. Lapin, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Lapin joined Lord Abbett in and has been a member of the team since 2012. Prior to that date, Mr. Lapin was a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013. Christopher J. Towle, Partner and Director, is a member of the team. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since 2007.

High Yield Fund. Steven F. Rocco, Partner and Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the team since 2010. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013. Christopher J. Towle, Partner and Director, is a member of the team. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since 1998.

Inflation Focused Fund. Robert A. Lee, Partner and Director, heads the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2011. Assisting Robert A. Lee is Jerald M. Lanzotti, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Kewjin Yuoh,

PROSPECTUS – THE FUNDS

Partner and Portfolio Manager, and Hyun Lee, Portfolio Manager. Messrs. Lanzotti and O’Brien joined Lord Abbett in 1996 and 1998, respectively and have been members of the team since 2011. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the team since 2011. Mr. Yuoh was formerly a Senior Vice President-Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP from 2003 to 2010. Hyun Lee joined Lord Abbett in 2001 and has been a member of Lord Abbett’s taxable fixed income team for nearly 12 years and has been a been a member of the investment team since 2011. Messrs. Robert Lee, Lanzotti, O’Brien, Yuoh, and Hyun Lee are jointly and primarily responsible for the day-to-day management of each Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. Each management fee is accrued daily and payable monthly.

For each of the Fund-of-Funds the management fee is calculated at the annual rate of 0.10% on each of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% for Diversified Equity Strategy Fund and 0.06% for each of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund.

Lord Abbett is entitled to a management fee for Convertible Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.57% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett was 0.64% for Convertible Fund.

Lord Abbett is entitled to a management fee for each of Core Fixed Income Fund and Total Return Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on each Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett was 0.44% for Core Fixed Income Fund. For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett was 0.43% for Total Return Fund.

Lord Abbett is entitled to a management fee for Floating Rate Fund as calculated at the following annual rates:

PROSPECTUS – THE FUNDS

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett was 0.46% for Floating Rate Fund.

Lord Abbett is entitled to a management fee for High Yield Fund as calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on each Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.56% for High Yield Fund.

Lord Abbett is entitled to a management fee for Income Fund as calculated at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $3 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.40% for Income Fund.

Lord Abbett is entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $3 billion of average daily net assets; and
0.35% on the Fund’s average daily nets assets over $5 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.37% for Inflation Focused Fund.

Lord Abbett is entitled to a management fee for Short Duration Income Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2013, the effective annual rate of the fee paid to Lord Abbett was 0.25% for Short Duration Income Fund.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets, with the exception of

PROSPECTUS – THE FUNDS

Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund, which pay no such fee. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31st.

PROSPECTUS – THE FUNDS

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided. The Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund sometimes are referred to as the “Funds-of-Funds.” In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” are to all or certain of the underlying funds.
CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

PROSPECTUS – THE FUNDS

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

PROSPECTUS – THE FUNDS

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs

Front-End Sales Charge (Diversified Equity Strategy Fund only)	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

Front-End Sales Charge (For each Fund other than Diversified Equity Strategy Fund)	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC (Diversified Equity Strategy Fund only)	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

CDSC (For each Fund other than Diversified Equity Strategy Fund)	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1) (Funds-of-Funds only)	0.25% of the Funds’ average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(1) (For each Fund other than the Funds- of-Funds)	0.20% of the Funds’ average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

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Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Distribution and Service (12b-1) Fee(1) (For each Fund other than the Funds- of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

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Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(4)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Conversion	None

Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Conversion	None

Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Conversion	None

Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors

PROSPECTUS – THE FUNDS

and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information About the Availability of Share Classes

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, CDSC, and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction.

PROSPECTUS – THE FUNDS

Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, endowments, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program, as described below.

•	Registered investment advisers investing on behalf of their advisory clients, provided that in any event Class I shares are not available for purchase by or on behalf of:

™

Participants in fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, sponsored by the financial intermediary for which the participant pays a fee based on the total asset value of the participant’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period; or

™

Clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

PROSPECTUS – THE FUNDS

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

PROSPECTUS – THE FUNDS

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares (Diversified Equity Strategy Fund Only)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

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Front-End Sales Charge — Class A Shares (All Funds except Diversified Equity Strategy Fund)

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one- year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other

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information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases –You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these

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purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $500,000 ($1 million in the case of Diversified Equity Strategy Fund) or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

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•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

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CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A,C

Death of the shareholder	B,C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B,C

In the case of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

B,C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

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FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class

	A(2)	A(2)	B(2)	C(2)	C(2)	C(2)(3)	F	I	P	R2	R3
Fee(1)	Funds-of -Funds	All Funds except Funds-of -Funds		Funds-of -Funds except Multi-Asset Income Fund	Multi-Asset Income Fund	All Funds except Funds of- -Funds

Service	0.25%	0.15%	0.25%	0.25%	0.25%	0.25%	–	–	0.25%	0.25%	0.25%

Distribution	–	–	–	0.75%	0.65%	0.50%	–	–	0.20%	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution- related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are

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intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $500,000 ($1 million in the case of Diversified Equity Strategy Fund) or more (may be subject to a CDSC);

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

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Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

All Funds except Diversified Equity Strategy Fund - $500,000 to $5 million Diversified Equity Strategy Fund Only - $1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, and R3 Shares. Class F, I, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett

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Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other

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relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

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Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into

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which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

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Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution

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except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

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Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

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Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. The most current NAV for each Fund will be available on the Funds’ website at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. A summary follows. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett

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under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices

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that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle

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that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your financial intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its

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policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the

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policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. Subject to the approval of the Fund’s Board of Trustees, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

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The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund expect to pay dividends from their net investment income monthly. The Multi-Asset Growth Fund and the Convertible Fund expect to pay dividends from their net investment income quarterly. The Diversified Equity Strategy Fund expects to pay dividends from its net investment income annually. Each of the Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Also, a 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or

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distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the 2013 annual reports to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

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DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.90	$15.40	$15.43	$13.66	$10.68

Investment operations:

Net investment income(a)	.17	.11	.05	.02	.06

Net realized and unrealized gain (loss)	5.46	1.48	(.06)	1.77	3.32

Total from investment operations	5.63	1.59	(.01)	1.79	3.38

Distributions to shareholders from:

Net investment income	(.15)	(.09)	(.02)	(.02)	(.24)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.15)	(.09)	(.02)	(.02)	(.40)

Net asset value, end of year	$22.38	$16.90	$15.40	$15.43	$13.66

Total Return(b)	33.60%	10.39%	(.06)%	13.08%	32.96%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.25%	.28%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.25%	.28%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.60%	.62%	.65%	.76%	.90%

Net investment income	.86%	.68%	.31%	.16%	.55%

Supplemental Data:

Net assets, end of year (000)	$162,519	$109,293	$110,754	$100,469	$85,270

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.53	$15.08	$15.20	$13.53	$10.56

Investment operations:

Net investment income (loss)(a)	.03	– (b)	(.06)	(.07)	(.02)

Net realized and unrealized gain (loss)	5.35	1.45	(.06)	1.74	3.30

Total from investment operations	5.38	1.45	(.12)	1.67	3.28

Distributions to shareholders from:

Net investment income	(.02)	–	–	–	(.15)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.02)	–	–	–	(.31)

Net asset value, end of year	$21.89	$16.53	$15.08	$15.20	$13.53

Total Return(c)	32.56%	9.62%	(.79)%	12.34%	32.08%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.35%	1.37%	1.37%	1.41%	1.55%

Net investment income (loss)	.17%	.00%	(.37)%	(.49)%	(.17)%

Supplemental Data:

Net assets, end of year (000)	$7,940	$6,881	$8,126	$9,215	$8,451

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.51	$15.06	$15.18	$13.50	$10.55

Investment operations:

Net investment income (loss)(a)	.03	(.01)	(.06)	(.07)	(.03)

Net realized and unrealized gain (loss)	5.34	1.46	(.06)	1.75	3.30

Total from investment operations	5.37	1.45	(.12)	1.68	3.27

Distributions to shareholders from:

Net investment income	(.03)	–	–	–	(.16)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.03)	–	–	–	(.32)

Net asset value, end of year	$21.85	$16.51	$15.06	$15.18	$13.50

Total Return(b)	32.61%	9.63%	(.79)%	12.44%	32.00%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.97%	.97%	.96%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.97%	.97%	.96%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.33%	1.34%	1.32%	1.41%	1.55%

Net investment income (loss)	.14%	(.04)%	(.36)%	(.48)%	(.23)%

Supplemental Data:

Net assets, end of year (000)	$63,087	$43,073	$40,198	$38,646	$33,007

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.90	$15.41	$15.45	$13.67	$10.69

Investment operations:

Net investment income(a)	.20	.14	.05	.05	.02

Net realized and unrealized gain (loss)	5.46	1.47	(.03)	1.77	3.38

Total from investment operations	5.66	1.61	.02	1.82	3.40

Distributions to shareholders from:

Net investment income	(.17)	(.12)	(.06)	(.04)	(.26)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.17)	(.12)	(.06)	(.04)	(.42)

Net asset value, end of year	$22.39	$16.90	$15.41	$15.45	$13.67

Total Return(b)	33.79%	10.54%	.11%	13.38%	33.27%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%

Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.46%	.47%	.47%	.51%	.64%

Net investment income	1.01%	.83%	.29%	.34%	.20%

Supplemental Data:

Net assets, end of year (000)	$3,905	$2,821	$5,023	$1,214	$650

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$17.02	$15.52	$15.55	$13.75	$10.75

Investment operations:

Net investment income(a)	.22	.16	.09	.07	.11

Net realized and unrealized gain (loss)	5.50	1.47	(.05)	1.78	3.32

Total from investment operations	5.72	1.63	.04	1.85	3.43

Distributions to shareholders from:

Net investment income	(.20)	(.13)	(.07)	(.05)	(.27)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.20)	(.13)	(.07)	(.05)	(.43)

Net asset value, end of year	$22.54	$17.02	$15.52	$15.55	$13.75

Total Return(b)	33.95%	10.64%	.24%	13.53%	33.35%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.36%	.37%	.37%	.41%	.53%

Net investment income	1.10%	.97%	.56%	.51%	.91%

Supplemental Data:

Net assets, end of year (000)	$16,586	$11,877	$2,202	$1,300	$1,020

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.85	$15.37	$15.46	$13.72	$10.71

Investment operations:

Net investment income (loss)(a)	.10	.05	(.02)	(.03)	.10

Net realized and unrealized gain (loss)	5.45	1.48	(.04)	1.82	3.33

Total from investment operations	5.55	1.53	(.06)	1.79	3.43

Distributions to shareholders from:

Net investment income	(.11)	(.05)	(.03)	(.05)	(.26)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.11)	(.05)	(.03)	(.05)	(.42)

Net asset value, end of year	$22.29	$16.85	$15.37	$15.46	$13.72

Total Return(b)	33.14%	9.99%	(.39)%	13.10%	33.42%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.55%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.55%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.95%	.97%	.97%	.94%	.51%

Net investment income (loss)	.50%	.29%	(.09)%	(.23)%	.86%

Supplemental Data:

Net assets, end of year (000)	$659	$617	$440	$243	$8

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

DIVERSIFIED EQUITY STRATEGY FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.78	$15.30	$15.37	$13.62	$10.66

Investment operations:

Net investment income (loss)(a)	.10	.06	– (b)	(.02)	.01

Net realized and unrealized gain (loss)	5.45	1.48	(.05)	1.79	3.33

Total from investment operations	5.55	1.54	(.05)	1.77	3.34

Distributions to shareholders from:

Net investment income	(.13)	(.06)	(.02)	(.02)	(.22)

Net realized gain	–	–	–	–	(.16)

Total distributions	(.13)	(.06)	(.02)	(.02)	(.38)

Net asset value, end of year	$22.20	$16.78	$15.30	$15.37	$13.62

Total Return(c)	33.27%	10.15%	(.31)%	13.00%	32.62%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%

Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.85%	.87%	.87%	.90%	1.02%

Net investment income (loss)	.52%	.40%	(.01)%	(.17)%	.12%

Supplemental Data:

Net assets, end of year (000)	$8,646	$5,118	$3,604	$1,775	$208

Portfolio turnover rate	27.24%	11.66%	12.93%	7.72%	12.84%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – DIVERSIFIED EQUITY STRATEGY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.81	$9.93	$10.18	$9.73	$7.62

Investment operations:

Net investment income(a)	.34	.36	.37	.36	.36

Net realized and unrealized gain (loss)	1.67	.89	(.23)	.45	2.16

Total from investment operations	2.01	1.25	.14	.81	2.52

Distributions to shareholders from:

Net investment income	(.39)	(.37)	(.39)	(.36)	(.36)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.39)	(.37)	(.39)	(.36)	(.41)

Net asset value, end of year	$12.43	$10.81	$9.93	$10.18	$9.73

Total Return(b)	18.93%	12.75%	1.21%	8.48%	34.52%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.31%	.30%	.28%	.35%	.27%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.31%	.30%	.28%	.35%	.27%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.50%	.51%	.54%	.61%	.67%

Net investment income	2.91%	3.44%	3.56%	3.64%	4.28%

Supplemental Data:

Net assets, end of year (000)	$1,366,009	$1,106,329	$997,494	$1,022,992	$970,528

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.80	$9.93	$10.18	$9.72	$7.62

Investment operations:

Net investment income(a)	.25	.29	.30	.30	.30

Net realized and unrealized gain (loss)	1.68	.86	(.24)	.45	2.15

Total from investment operations	1.93	1.15	.06	.75	2.45

Distributions to shareholders from:

Net investment income	(.30)	(.28)	(.31)	(.29)	(.30)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.30)	(.28)	(.31)	(.29)	(.35)

Net asset value, end of year	$12.43	$10.80	$9.93	$10.18	$9.72

Total Return(b)	18.14%	11.79%	.49%	7.88%	33.47%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.06%	1.04%	1.00%	1.00%	.92%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.06%	1.04%	1.00%	1.00%	.92%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.25%	1.26%	1.25%	1.27%	1.32%

Net investment income	2.16%	2.74%	2.87%	3.00%	3.65%

Supplemental Data:

Net assets, end of year (000)	$43,224	$49,844	$60,612	$79,950	$89,402

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.77	$9.89	$10.15	$9.70	$7.60

Investment operations:

Net investment income(a)	.25	.28	.30	.30	.30

Net realized and unrealized gain (loss)	1.67	.89	(.24)	.44	2.16

Total from investment operations	1.92	1.17	.06	.74	2.46

Distributions to shareholders from:

Net investment income	(.31)	(.29)	(.32)	(.29)	(.31)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.31)	(.29)	(.32)	(.29)	(.36)

Net asset value, end of year	$12.38	$10.77	$9.89	$10.15	$9.70

Total Return(b)	18.05%	11.86%	.53%	7.81%	33.59%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.05%	1.03%	.97%	1.00%	.92%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.05%	1.03%	.97%	1.00%	.92%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.24%	1.24%	1.23%	1.26%	1.32%

Net investment income	2.18%	2.72%	2.87%	2.99%	3.62%

Supplemental Data:

Net assets, end of year (000)	$270,358	$191,363	$179,605	$182,662	$178,371

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.80	$9.93	$10.17	$9.72	$7.62

Investment operations:

Net investment income(a)	.37	.38	.39	.38	.35

Net realized and unrealized gain (loss)	1.66	.87	(.22)	.45	2.18

Total from investment operations	2.03	1.25	.17	.83	2.53

Distributions to shareholders from:

Net investment income	(.41)	(.38)	(.41)	(.38)	(.38)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.41)	(.38)	(.41)	(.38)	(.43)

Net asset value, end of year	$12.42	$10.80	$9.93	$10.17	$9.72

Total Return(b)	19.12%	12.80%	1.49%	8.76%	34.74%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.17%	.15%	.10%	.10%	.01%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.17%	.15%	.10%	.10%	.01%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.36%	.36%	.36%	.36%	.41%

Net investment income	3.13%	3.60%	3.74%	3.80%	4.18%

Supplemental Data:

Net assets, end of year (000)	$25,465	$9,731	$8,634	$8,039	$4,024

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.80	$9.93	$10.18	$9.73	$7.63

Investment operations:

Net investment income(a)	.37	.39	.41	.39	.37

Net realized and unrealized gain (loss)	1.68	.87	(.24)	.45	2.17

Total from investment operations	2.05	1.26	.17	.84	2.54

Distributions to shareholders from:

Net investment income	(.42)	(.39)	(.42)	(.39)	(.39)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.42)	(.39)	(.42)	(.39)	(.44)

Net asset value, end of year	$12.43	$10.80	$9.93	$10.18	$9.73

Total Return(b)	19.33%	12.92%	1.49%	8.86%	34.82%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.06%	.05%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.06%	.05%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.25%	.26%	.26%	.26%	.32%

Net investment income	3.16%	3.70%	3.86%	3.96%	4.32%

Supplemental Data:

Net assets, end of year (000)	$35,744	$32,563	$28,708	$3,731	$2,737

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.77	$9.90	$10.15	$9.70	$7.60

Investment operations:

Net investment income(a)	.32	.35	.37	.35	.35

Net realized and unrealized gain (loss)	1.67	.86	(.25)	.45	2.15

Total from investment operations	1.99	1.21	.12	.80	2.50

Distributions to shareholders from:

Net investment income	(.37)	(.34)	(.37)	(.35)	(.35)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.37)	(.34)	(.37)	(.35)	(.40)

Net asset value, end of year	$12.39	$10.77	$9.90	$10.15	$9.70

Total Return(b)	18.76%	12.44%	1.04%	8.39%	34.33%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.51%	.49%	.45%	.45%	.38%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.51%	.49%	.45%	.45%	.38%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.70%	.71%	.70%	.71%	.77%

Net investment income	2.72%	3.44%	3.45%	3.55%	4.23%

Supplemental Data:

Net assets, end of year (000)	$1,538	$1,312	$2,435	$5,503	$5,813

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.97	$10.07	$10.33	$9.84	$7.67

Investment operations:

Net investment income(a)	.30	.32	.35	.32	.38

Net realized and unrealized gain (loss)	1.70	.91	(.25)	.50	2.18

Total from investment operations	2.00	1.23	.10	.82	2.56

Distributions to shareholders from:

Net investment income	(.35)	(.33)	(.36)	(.33)	(.34)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.35)	(.33)	(.36)	(.33)	(.39)

Net asset value, end of year	$12.62	$10.97	$10.07	$10.33	$9.84

Total Return(b)	18.52%	12.37%	.81%	8.55%	34.77%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.66%	.65%	.60%	.56%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.66%	.65%	.60%	.56%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.85%	.86%	.86%	.81%	.29%

Net investment income	2.54%	3.03%	3.33%	3.15%	4.54%

Supplemental Data:

Net assets, end of year (000)	$1,862	$1,185	$1,148	$338	$10

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND
(formerly, Balanced Strategy Fund)

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.79	$9.92	$10.17	$9.71	$7.61

Investment operations:

Net investment income(a)	.31	.33	.35	.32	.31

Net realized and unrealized gain (loss)	1.67	.88	(.23)	.48	2.19

Total from investment operations	1.98	1.21	.12	.80	2.50

Distributions to shareholders from:

Net investment income	(.36)	(.34)	(.37)	(.34)	(.35)

Net realized gain	–	–	–	–	(.05)

Total distributions	(.36)	(.34)	(.37)	(.34)	(.40)

Net asset value, end of year	$12.41	$10.79	$9.92	$10.17	$9.71

Total Return(b)	18.68%	12.39%	1.01%	8.39%	34.26%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.56%	.54%	.49%	.50%	.40%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.56%	.54%	.49%	.50%	.40%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.75%	.75%	.75%	.76%	.81%

Net investment income	2.67%	3.18%	3.32%	3.27%	3.63%

Supplemental Data:

Net assets, end of year (000)	$33,919	$24,940	$19,595	$14,172	$1,116

Portfolio turnover rate	29.96%	55.52%	27.86%	11.29%	21.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.18	$14.80	$15.00	$13.87	$10.97

Investment operations:

Net investment income(a)	.50	.48	.35	.34	.36

Net realized and unrealized gain (loss)	2.89	1.36	(.18)	1.08	3.44

Total from investment operations	3.39	1.84	.17	1.42	3.80

Distributions to shareholders from:

Net investment income	(.55)	(.46)	(.37)	(.29)	(.69)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.55)	(.46)	(.37)	(.29)	(.90)

Net asset value, end of year	$19.02	$16.18	$14.80	$15.00	$13.87

Total Return(b)	21.42%	12.63%	1.07%	10.42%	37.35%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.31%	.30%	.28%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.31%	.30%	.28%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.53%	.54%	.58%	.66%	.76%

Net investment income	2.80%	3.07%	2.28%	2.37%	3.06%

Supplemental Data:

Net assets, end of year (000)	$748,409	$586,960	$491,865	$423,573	$336,387

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.07	$14.70	$14.90	$13.78	$10.90

Investment operations:

Net investment income(a)	.36	.36	.25	.25	.28

Net realized and unrealized gain (loss)	2.89	1.35	(.19)	1.08	3.43

Total from investment operations	3.25	1.71	.06	1.33	3.71

Distributions to shareholders from:

Net investment income	(.42)	(.34)	(.26)	(.21)	(.62)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.42)	(.34)	(.26)	(.21)	(.83)

Net asset value, end of year	$18.90	$16.07	$14.70	$14.90	$13.78

Total Return(b)	20.57%	11.79%	.35%	9.73%	36.49%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.06%	1.04%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.06%	1.04%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.28%	1.29%	1.29%	1.31%	1.41%

Net investment income	2.05%	2.36%	1.59%	1.73%	2.40%

Supplemental Data:

Net assets, end of year (000)	$27,110	$27,278	$29,160	$33,841	$31,299

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.06	$14.70	$14.90	$13.78	$10.90

Investment operations:

Net investment income(a)	.37	.36	.25	.25	.28

Net realized and unrealized gain (loss)	2.89	1.35	(.18)	1.08	3.43

Total from investment operations	3.26	1.71	.07	1.33	3.71

Distributions to shareholders from:

Net investment income	(.43)	(.35)	(.27)	(.21)	(.62)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.43)	(.35)	(.27)	(.21)	(.83)

Net asset value, end of year	$18.89	$16.06	$14.70	$14.90	$13.78

Total Return(b)	20.66%	11.77%	.41%	9.63%	36.59%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.05%	1.03%	.97%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.05%	1.03%	.97%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.26%	1.27%	1.26%	1.31%	1.41%

Net investment income	2.09%	2.36%	1.59%	1.74%	2.42%

Supplemental Data:

Net assets, end of year (000)	$161,591	$111,296	$100,379	$90,833	$83,366

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.17	$14.79	$14.99	$13.86	$10.97

Investment operations:

Net investment income(a)	.54	.50	.38	.37	.34

Net realized and unrealized gain (loss)	2.89	1.36	(.18)	1.09	3.48

Total from investment operations	3.43	1.86	.20	1.46	3.82

Distributions to shareholders from:

Net investment income	(.58)	(.48)	(.40)	(.33)	(.72)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.58)	(.48)	(.40)	(.33)	(.93)

Net asset value, end of year	$19.02	$16.17	$14.79	$14.99	$13.86

Total Return(b)	21.68%	12.79%	1.26%	10.69%	37.61%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.16%	.15%	.10%	.10%	.10%

Expenses, including expense reductions, expenses assumed and management fee waived	.16%	.15%	.10%	.10%	.10%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.38%	.39%	.40%	.41%	.49%

Net investment income	3.03%	3.20%	2.43%	2.54%	2.77%

Supplemental Data:

Net assets, end of year (000)	$16,769	$4,883	$4,150	$2,595	$751

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.24	$14.85	$15.05	$13.91	$11.00

Investment operations:

Net investment income(a)	.54	.50	.39	.39	.41

Net realized and unrealized gain (loss)	2.92	1.39	(.17)	1.09	3.44

Total from investment operations	3.46	1.89	.22	1.48	3.85

Distributions to shareholders from:

Net investment income	(.60)	(.50)	(.42)	(.34)	(.73)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.60)	(.50)	(.42)	(.34)	(.94)

Net asset value, end of year	$19.10	$16.24	$14.85	$15.05	$13.91

Total Return(b)	21.76%	12.92%	1.35%	10.83%	37.83%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.06%	.05%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.06%	.05%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.28%	.30%	.30%	.31%	.41%

Net investment income	3.04%	3.17%	2.49%	2.72%	3.50%

Supplemental Data:

Net assets, end of year (000)	$10,957	$8,653	$1,364	$617	$490

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.25	$14.86	$15.06	$13.90	$10.99

Investment operations:

Net investment income(a)	.47	.46	.32	.36	.46

Net realized and unrealized gain (loss)	2.91	1.36	(.17)	1.08	3.34

Total from investment operations	3.38	1.82	.15	1.44	3.80

Distributions to shareholders from:

Net investment income	(.53)	(.43)	(.35)	(.28)	(.68)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.53)	(.43)	(.35)	(.28)	(.89)

Net asset value, end of year	$19.10	$16.25	$14.86	$15.06	$13.90

Total Return(b)	21.25%	12.42%	.91%	10.47%	37.20%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.51%	.46%	.40%	.34%	.44%

Expenses, including expense reductions, expenses assumed and management fee waived	.51%	.46%	.40%	.34%	.44%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.71%	.72%	.70%	.63%	.89%

Net investment income	2.60%	2.91%	2.04%	2.50%	4.34%

Supplemental Data:

Net assets, end of year (000)	$4	$6	$5	$1	$2

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.39	$14.98	$15.18	$14.03	$11.02

Investment operations:

Net investment income(a)	.43	.43	.30	.30	.44

Net realized and unrealized gain (loss)	2.95	1.38	(.17)	1.11	3.44

Total from investment operations	3.38	1.81	.13	1.41	3.88

Distributions to shareholders from:

Net investment income	(.50)	(.40)	(.33)	(.26)	(.66)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.50)	(.40)	(.33)	(.26)	(.87)

Net asset value, end of year	$19.27	$16.39	$14.98	$15.18	$14.03

Total Return(b)	20.99%	12.26%	.77%	10.17%	37.89%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.66%	.65%	.60%	.58%	.08%

Expenses, including expense reductions, expenses assumed and management fee waived	.66%	.65%	.60%	.58%	.08%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.88%	.89%	.90%	.89%	.47%

Net investment income	2.39%	2.70%	1.92%	2.08%	3.62%

Supplemental Data:

Net assets, end of year (000)	$149	$195	$156	$110	$41

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND
(formerly, Growth & Income Strategy Fund)

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$16.14	$14.77	$14.97	$13.84	$10.95

Investment operations:

Net investment income(a)	.45	.44	.32	.28	.32

Net realized and unrealized gain (loss)	2.90	1.35	(.18)	1.13	3.46

Total from investment operations	3.35	1.79	.14	1.41	3.78

Distributions to shareholders from:

Net investment income	(.51)	(.42)	(.34)	(.28)	(.68)

Net realized gain	–	–	–	–	(.21)

Total distributions	(.51)	(.42)	(.34)	(.28)	(.89)

Net asset value, end of year	$18.98	$16.14	$14.77	$14.97	$13.84

Total Return(b)	21.20%	12.32%	.88%	10.31%	37.16%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.55%	.54%	.50%	.50%	.50%

Expenses, including expense reductions, expenses assumed and management fee waived	.55%	.54%	.50%	.50%	.50%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.76%	.79%	.79%	.81%	.90%

Net investment income	2.56%	2.85%	2.06%	1.97%	2.69%

Supplemental Data:

Net assets, end of year (000)	$18,989	$13,470	$11,969	$9,240	$439

Portfolio turnover rate	36.72%	45.58%	25.26%	7.69%	6.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$14.95	$14.01	$14.40	$13.57	$10.50

Investment operations:

Net investment income(a)	.58	.62	.77	.79	.81

Net realized and unrealized gain (loss)	1.15	1.01	(.36)	.83	3.14

Total from investment operations	1.73	1.63	.41	1.62	3.95

Distributions to shareholders from:

Net investment income	(.64)	(.62)	(.80)	(.79)	(.81)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.69)	(.69)	(.80)	(.79)	(.88)

Net asset value, end of year	$15.99	$14.95	$14.01	$14.40	$13.57

Total Return(b)	11.77%	11.98%	2.74%	12.25%	39.35%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.31%	.30%	.28%	.35%	.34%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.31%	.30%	.28%	.35%	.34%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.49%	.50%	.54%	.66%	.81%

Net investment income	3.72%	4.28%	5.25%	5.60%	6.75%

Supplemental Data:

Net assets, end of year (000)	$614,499	$361,594	$257,747	$183,275	$107,807

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$15.11	$14.15	$14.54	$13.70	$10.60

Investment operations:

Net investment income(a)	.47	.53	.67	.71	.74

Net realized and unrealized gain (loss)	1.16	1.01	(.37)	.83	3.17

Total from investment operations	1.63	1.54	.30	1.54	3.91

Distributions to shareholders from:

Net investment income	(.52)	(.51)	(.69)	(.70)	(.74)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.57)	(.58)	(.69)	(.70)	(.81)

Net asset value, end of year	$16.17	$15.11	$14.15	$14.54	$13.70

Total Return(b)	10.94%	11.16%	1.97%	11.54%	38.39%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.06%	1.05%	1.00%	1.00%	.99%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.06%	1.05%	1.00%	1.00%	.99%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.24%	1.25%	1.26%	1.31%	1.46%

Net investment income	3.00%	3.58%	4.55%	4.99%	6.10%

Supplemental Data:

Net assets, end of year (000)	$8,181	$8,345	$9,081	$10,162	$8,846

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$15.12	$14.17	$14.55	$13.71	$10.61

Investment operations:

Net investment income(a)	.47	.52	.67	.70	.74

Net realized and unrealized gain (loss)	1.16	1.02	(.35)	.84	3.17

Total from investment operations	1.63	1.54	.32	1.54	3.91

Distributions to shareholders from:

Net investment income	(.53)	(.52)	(.70)	(.70)	(.74)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.58)	(.59)	(.70)	(.70)	(.81)

Net asset value, end of year	$16.17	$15.12	$14.17	$14.55	$13.71

Total Return(b)	10.91%	11.11%	2.08%	11.53%	38.36%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.06%	1.04%	.99%	1.00%	.99%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.06%	1.04%	.99%	1.00%	.99%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.23%	1.25%	1.25%	1.31%	1.46%

Net investment income	2.96%	3.52%	4.53%	4.93%	6.10%

Supplemental Data:

Net assets, end of year (000)	$397,035	$186,976	$113,984	$60,542	$32,275

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$14.95	$14.01	$14.40	$13.56	$10.50

Investment operations:

Net investment income(a)	.60	.64	.80	.81	.84

Net realized and unrealized gain (loss)	1.15	1.01	(.36)	.85	3.13

Total from investment operations	1.75	1.65	.44	1.66	3.97

Distributions to shareholders from:

Net investment income	(.67)	(.64)	(.83)	(.82)	(.84)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.72)	(.71)	(.83)	(.82)	(.91)

Net asset value, end of year	$15.98	$14.95	$14.01	$14.40	$13.56

Total Return(b)	11.94%	12.07%	2.92%	12.61%	39.59%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.17%	.15%	.10%	.10%	.09%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.17%	.15%	.10%	.10%	.09%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.34%	.35%	.36%	.41%	.54%

Net investment income	3.85%	4.37%	5.44%	5.70%	6.71%

Supplemental Data:

Net assets, end of year (000)	$264,414	$72,875	$32,387	$13,237	$1,071

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$14.89	$13.96	$14.35	$13.52	$10.47

Investment operations:

Net investment income(a)	.60	.66	.80	.84	.85

Net realized and unrealized gain (loss)	1.16	1.00	(.35)	.83	3.12

Total from investment operations	1.76	1.66	.45	1.67	3.97

Distributions to shareholders from:

Net investment income	(.68)	(.66)	(.84)	(.84)	(.85)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.73)	(.73)	(.84)	(.84)	(.92)

Net asset value, end of year	$15.92	$14.89	$13.96	$14.35	$13.52

Total Return(b)	12.10%	12.15%	3.03%	12.66%	39.75%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.07%	.05%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.07%	.05%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.24%	.25%	.26%	.31%	.45%

Net investment income	3.87%	4.53%	5.50%	6.01%	6.85%

Supplemental Data:

Net assets, end of year (000)	$4,531	$1,655	$426	$197	$269

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$15.24	$14.28	$14.66	$13.74	$10.56

Investment operations:

Net investment income(a)	.54	.57	.74	.83	.87

Net realized and unrealized gain (loss)	1.17	1.03	(.36)	.85	3.16

Total from investment operations	1.71	1.60	.38	1.68	4.03

Distributions to shareholders from:

Net investment income	(.59)	(.57)	(.76)	(.76)	(.78)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.64)	(.64)	(.76)	(.76)	(.85)

Net asset value, end of year	$16.31	$15.24	$14.28	$14.66	$13.74

Total Return(b)	11.35%	11.54%	2.48%	12.51%	39.87%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.66%	.64%	.59%	.11%	.00%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.66%	.64%	.59%	.11%	.00%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.84%	.85%	.87%	.42%	.44%

Net investment income	3.40%	3.80%	5.02%	5.83%	7.20%

Supplemental Data:

Net assets, end of year (000)	$969	$719	$190	$16	$10

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND
(formerly, Diversified Income Strategy Fund)

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$14.96	$14.02	$14.41	$13.57	$10.51

Investment operations:

Net investment income(a)	.54	.59	.74	.75	.80

Net realized and unrealized gain (loss)	1.14	1.01	(.36)	.86	3.13

Total from investment operations	1.68	1.60	.38	1.61	3.93

Distributions to shareholders from:

Net investment income	(.60)	(.59)	(.77)	(.77)	(.80)

Net realized gain	(.05)	(.07)	–	–	(.07)

Total distributions	(.65)	(.66)	(.77)	(.77)	(.87)

Net asset value, end of year	$15.99	$14.96	$14.02	$14.41	$13.57

Total Return(b)	11.50%	11.63%	2.53%	12.16%	39.01%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.56%	.54%	.49%	.50%	.50%

Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.56%	.54%	.49%	.50%	.50%

Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.73%	.75%	.76%	.80%	.98%

Net investment income	3.47%	4.02%	5.04%	5.29%	6.82%

Supplemental Data:

Net assets, end of year (000)	$8,825	$6,092	$4,348	$2,394	$107

Portfolio turnover rate	26.82%	26.59%	46.47%	6.88%	4.09%

*	Does not include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.12	$10.33	$11.24	$10.30	$7.94

Investment operations:

Net investment income(a)	.18	.23	.28	.33	.32

Net realized and unrealized gain (loss)	2.63	.85	(.82)	1.08	2.52

Total from investment operations	2.81	1.08	(.54)	1.41	2.84

Distributions to shareholders from:

Net investment income	(.27)	(.29)	(.37)	(.47)	(.48)

Net asset value, end of year	$13.66	$11.12	$10.33	$11.24	$10.30

Total Return(b)	25.74%	10.62%	(5.07)%	14.12%	37.19%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.06%	1.07%	.99%	1.41%	1.23%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.06%	1.07%	.99%	1.41%	1.23%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.12%	1.13%	.99%	1.41%	1.23%

Net investment income	1.42%	2.14%	2.43%	3.05%	3.57%

Supplemental Data:

Net assets, end of year (000)	$113,956	$59,728	$74,497	$80,399	$79,880

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.09	$10.30	$11.20	$10.27	$7.92

Investment operations:

Net investment income(a)	.08	.15	.20	.26	.26

Net realized and unrealized gain (loss)	2.63	.84	(.82)	1.07	2.52

Total from investment operations	2.71	.99	(.62)	1.33	2.78

Distributions to shareholders from:

Net investment income	(.17)	(.20)	(.28)	(.40)	(.43)

Net asset value, end of year	$13.63	$11.09	$10.30	$11.20	$10.27

Total Return(b)	24.76%	9.67%	(5.78)%	13.30%	36.26%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.86%	1.87%	1.75%	2.05%	1.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.86%	1.87%	1.75%	2.05%	1.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.91%	1.93%	1.75%	2.05%	1.88%

Net investment income	.67%	1.35%	1.71%	2.42%	2.92%

Supplemental Data:

Net assets, end of year (000)	$2,950	$3,127	$5,243	$8,915	$10,207

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.06	$10.28	$11.18	$10.25	$7.91

Investment operations:

Net investment income(a)	.10	.16	.21	.26	.26

Net realized and unrealized gain (loss)	2.63	.84	(.81)	1.08	2.51

Total from investment operations	2.73	1.00	(.60)	1.34	2.77

Distributions to shareholders from:

Net investment income	(.20)	(.22)	(.30)	(.41)	(.43)

Net asset value, end of year	$13.59	$11.06	$10.28	$11.18	$10.25

Total Return(b)	25.02%	9.86%	(5.62)%	13.34%	36.20%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.68%	1.70%	1.64%	2.05%	1.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.68%	1.70%	1.64%	2.05%	1.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.73%	1.76%	1.64%	2.05%	1.88%

Net investment income	.82%	1.51%	1.81%	2.41%	2.93%

Supplemental Data:

Net assets, end of year (000)	$58,045	$42,636	$50,035	$55,798	$52,049

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.12	$10.33	$11.24	$10.31	$7.95

Investment operations:

Net investment income(a)	.19	.24	.29	.35	.37

Net realized and unrealized gain (loss)	2.63	.85	(.81)	1.08	2.50

Total from investment operations	2.82	1.09	(.52)	1.43	2.87

Distributions to shareholders from:

Net investment income	(.28)	(.30)	(.39)	(.50)	(.51)

Net asset value, end of year	$13.66	$11.12	$10.33	$11.24	$10.31

Total Return(b)	25.86%	10.74%	(4.92)%	14.29%	37.52%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.96%	.96%	.86%	1.17%	.98%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.96%	.96%	.86%	1.17%	.98%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.02%	1.03%	.86%	1.17%	.98%

Net investment income	1.50%	2.24%	2.55%	3.30%	3.88%

Supplemental Data:

Net assets, end of year (000)	$75,696	$36,060	$34,227	$31,141	$18,003

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.16	$10.37	$11.28	$10.34	$7.97

Investment operations:

Net investment income(a)	.20	.25	.30	.36	.36

Net realized and unrealized gain (loss)	2.65	.85	(.81)	1.09	2.52

Total from investment operations	2.85	1.10	(.51)	1.45	2.88

Distributions to shareholders from:

Net investment income	(.30)	(.31)	(.40)	(.51)	(.51)

Net asset value, end of year	$13.71	$11.16	$10.37	$11.28	$10.34

Total Return(b)	25.98%	10.81%	(4.81)%	14.46%	37.65%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.86%	.80%	1.02%	.88%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.86%	.86%	.80%	1.02%	.88%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.92%	.93%	.80%	1.02%	.88%

Net investment income	1.64%	2.33%	2.68%	3.41%	3.94%

Supplemental Data:

Net assets, end of year (000)	$364,317	$292,323	$156,799	$102,611	$194,617

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.23	$10.44	$11.33	$10.38	$8.00

Investment operations:

Net investment income(a)	.15	.21	.29	.32	.32

Net realized and unrealized gain (loss)	2.66	.85	(.86)	1.09	2.54

Total from investment operations	2.81	1.06	(.57)	1.41	2.86

Distributions to shareholders from:

Net investment income	(.24)	(.27)	(.32)	(.46)	(.48)

Net asset value, end of year	$13.80	$11.23	$10.44	$11.33	$10.38

Total Return(b)	25.45%	10.24%	(5.23)%	13.99%	37.03%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.30%	1.31%	1.06%	1.51%	1.32%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.30%	1.31%	1.06%	1.51%	1.32%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.36%	1.37%	1.06%	1.51%	1.32%

Net investment income	1.18%	1.90%	2.45%	2.96%	3.49%

Supplemental Data:

Net assets, end of year (000)	$43	$29	$26	$94	$82

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.22	$10.43	$11.34	$10.40	$7.99

Investment operations:

Net investment income(a)	.12	.19	.23	.29	.35

Net realized and unrealized gain (loss)	2.66	.85	(.80)	1.10	2.53

Total from investment operations	2.78	1.04	(.57)	1.39	2.88

Distributions to shareholders from:

Net investment income	(.22)	(.25)	(.34)	(.45)	(.47)

Net asset value, end of year	$13.78	$11.22	$10.43	$11.34	$10.40

Total Return(b)	25.19%	10.14%	(5.30)%	13.68%	37.35%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.45%	1.46%	1.38%	1.63%	1.26%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.45%	1.46%	1.38%	1.63%	1.26%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.52%	1.52%	1.38%	1.63%	1.26%

Net investment income	.99%	1.72%	2.06%	2.68%	3.63%

Supplemental Data:

Net assets, end of year (000)	$161	$90	$53	$21	$46

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.09	$10.31	$11.21	$10.28	$7.94

Investment operations:

Net investment income(a)	.14	.20	.25	.31	.33

Net realized and unrealized gain (loss)	2.63	.84	(.81)	1.08	2.49

Total from investment operations	2.77	1.04	(.56)	1.39	2.82

Distributions to shareholders from:

Net investment income	(.24)	(.26)	(.34)	(.46)	(.48)

Net asset value, end of year	$13.62	$11.09	$10.31	$11.21	$10.28

Total Return(b)	25.38%	10.24%	(5.25)%	13.90%	36.90%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.35%	1.36%	1.27%	1.57%	1.37%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.35%	1.36%	1.27%	1.57%	1.37%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.42%	1.27%	1.57%	1.37%

Net investment income	1.11%	1.85%	2.18%	2.90%	3.50%

Supplemental Data:

Net assets, end of year (000)	$1,924	$915	$740	$821	$642

Portfolio turnover rate	160.16%	92.34%	64.09%	47.60%	106.61%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.40	$11.21	$11.39	$11.34	$9.89

Investment operations:

Net investment income(a)	.13	.16	.24	.30	.38

Net realized and unrealized gain (loss)	(.33)	.59	.33	.36	1.49

Total from investment operations	(.20)	.75	.57	.66	1.87

Distributions to shareholders from:

Net investment income	(.24)	(.30)	(.34)	(.37)	(.42)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.42)	(.56)	(.75)	(.61)	(.42)

Net asset value, end of year	$10.78	$11.40	$11.21	$11.39	$11.34

Total Return(b)	(1.79)%	6.94%	5.41%	6.12%	19.24%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.86%	.87%	.88%	.90%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.86%	.87%	.88%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.85%	.86%	.87%	.90%	1.08%

Net investment income	1.16%	1.38%	2.17%	2.70%	3.55%

Supplemental Data:

Net assets, end of year (000)	$401,904	$482,408	$367,551	$339,581	$273,000

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.37	$11.18	$11.36	$11.31	$9.86

Investment operations:

Net investment income(a)	.04	.07	.16	.22	.32

Net realized and unrealized gain (loss)	(.33)	.59	.32	.36	1.48

Total from investment operations	(.29)	.66	.48	.58	1.80

Distributions to shareholders from:

Net investment income	(.15)	(.21)	(.25)	(.29)	(.35)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.33)	(.47)	(.66)	(.53)	(.35)

Net asset value, end of year	$10.75	$11.37	$11.18	$11.36	$11.31

Total Return(b)	(2.58)%	6.11%	4.59%	5.31%	18.41%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.66%	1.66%	1.67%	1.65%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.66%	1.66%	1.67%	1.65%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.66%	1.66%	1.67%	1.68%	1.73%

Net investment income	.37%	.62%	1.42%	1.98%	2.96%

Supplemental Data:

Net assets, end of year (000)	$8,512	$13,319	$16,269	$23,487	$26,996

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.35	$11.16	$11.34	$11.29	$9.85

Investment operations:

Net investment income(a)	.06	.08	.17	.23	.31

Net realized and unrealized gain (loss)	(.34)	.60	.33	.36	1.48

Total from investment operations	(.28)	.68	.50	.59	1.79

Distributions to shareholders from:

Net investment income	(.16)	(.23)	(.27)	(.30)	(.35)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.34)	(.49)	(.68)	(.54)	(.35)

Net asset value, end of year	$10.73	$11.35	$11.16	$11.34	$11.29

Total Return(b)	(2.45)%	6.28%	4.74%	5.41%	18.43%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.51%	1.51%	1.53%	1.57%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.51%	1.51%	1.53%	1.57%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.51%	1.53%	1.59%	1.73%

Net investment income	.51%	.74%	1.53%	2.02%	2.89%

Supplemental Data:

Net assets, end of year (000)	$94,953	$140,543	$113,329	$114,561	$95,996

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.40	$11.20	$11.38	$11.34	$9.89

Investment operations:

Net investment income(a)	.14	.17	.24	.31	.39

Net realized and unrealized gain (loss)	(.33)	.60	.34	.36	1.50

Total from investment operations	(.19)	.77	.58	.67	1.89

Distributions to shareholders from:

Net investment income	(.25)	(.31)	(.35)	(.39)	(.44)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.43)	(.57)	(.76)	(.63)	(.44)

Net asset value, end of year	$10.78	$11.40	$11.20	$11.38	$11.34

Total Return(b)	(1.70)%	7.14%	5.50%	6.15%	19.50%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.75%	.76%	.77%	.76%	.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.75%	.76%	.77%	.76%	.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.75%	.76%	.77%	.77%	.83%

Net investment income	1.26%	1.48%	2.18%	2.76%	3.58%

Supplemental Data:

Net assets, end of year (000)	$297,303	$333,725	$247,773	$71,705	$27,262

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.40	$11.20	$11.39	$11.34	$9.89

Investment operations:

Net investment income(a)	.15	.18	.24	.31	.42

Net realized and unrealized gain (loss)	(.33)	.60	.34	.38	1.49

Total from investment operations	(.18)	.78	.58	.69	1.91

Distributions to shareholders from:

Net investment income	(.26)	(.32)	(.36)	(.40)	(.46)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.44)	(.58)	(.77)	(.64)	(.46)

Net asset value, end of year	$10.78	$11.40	$11.20	$11.39	$11.34

Total Return(b)	(1.60)%	7.25%	5.52%	6.37%	19.65%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.66%	.66%	.68%	.66%	.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.66%	.66%	.68%	.66%	.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.66%	.68%	.67%	.73%

Net investment income	1.36%	1.59%	2.18%	2.77%	3.87%

Supplemental Data:

Net assets, end of year (000)	$421,016	$133,018	$119,703	$22,651	$4,978

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.44	$11.25	$11.43	$11.38	$9.92

Investment operations:

Net investment income(a)	.10	.13	.23	.28	.38

Net realized and unrealized gain (loss)	(.33)	.59	.32	.36	1.49

Total from investment operations	(.23)	.72	.55	.64	1.87

Distributions to shareholders from:

Net investment income	(.21)	(.27)	(.32)	(.35)	(.41)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.39)	(.53)	(.73)	(.59)	(.41)

Net asset value, end of year	$10.82	$11.44	$11.25	$11.43	$11.38

Total Return(b)	(2.03)%	6.67%	5.14%	5.88%	19.07%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.11%	1.11%	1.12%	1.11%	1.00%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.11%	1.11%	1.12%	1.11%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.11%	1.12%	1.13%	1.18%

Net investment income	.92%	1.15%	2.06%	2.49%	3.52%

Supplemental Data:

Net assets, end of year (000)	$47	$265	$276	$1,736	$1,985

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.40	$11.21	$11.39	$11.34	$9.89

Investment operations:

Net investment income(a)	.08	.11	.20	.25	.36

Net realized and unrealized gain (loss)	(.33)	.60	.33	.37	1.48

Total from investment operations	(.25)	.71	.53	.62	1.84

Distributions to shareholders from:

Net investment income	(.19)	(.26)	(.30)	(.33)	(.39)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.37)	(.52)	(.71)	(.57)	(.39)

Net asset value, end of year	$10.78	$11.40	$11.21	$11.39	$11.34

Total Return(b)	(2.19)%	6.52%	4.99%	5.74%	18.96%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.26%	1.28%	1.27%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.26%	1.28%	1.27%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.26%	1.28%	1.27%	1.33%

Net investment income	.77%	1.00%	1.77%	2.22%	3.39%

Supplemental Data:

Net assets, end of year (000)	$1,894	$1,792	$1,480	$1,199	$213

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.40	$11.21	$11.39	$11.34	$9.89

Investment operations:

Net investment income(a)	.10	.12	.21	.27	.35

Net realized and unrealized gain (loss)	(.34)	.60	.33	.36	1.51

Total from investment operations	(.24)	.72	.54	.63	1.86

Distributions to shareholders from:

Net investment income	(.20)	(.27)	(.31)	(.34)	(.41)

Net realized gain	(.18)	(.26)	(.41)	(.24)	–

Total distributions	(.38)	(.53)	(.72)	(.58)	(.41)

Net asset value, end of year	$10.78	$11.40	$11.21	$11.39	$11.34

Total Return(b)	(2.09)%	6.63%	5.10%	5.84%	19.08%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.16%	1.17%	1.16%	1.04%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.16%	1.17%	1.16%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.15%	1.16%	1.17%	1.17%	1.24%

Net investment income	.87%	1.09%	1.87%	2.40%	3.22%

Supplemental Data:

Net assets, end of year (000)	$20,990	$21,304	$15,290	$14,205	$7,587

Portfolio turnover rate	735.06%	640.88%	668.74%	590.37%	631.44%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – CORE FIXED INCOME FUND

FLOATING RATE FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.37	$8.98	$9.33	$9.07	$7.53

Investment operations:

Net investment income(a)	.43	.49	.45	.47	.54

Net realized and unrealized gain (loss)	.16	.39	(.30)	.34	1.54

Total from investment operations	.59	.88	.15	.81	2.08

Distributions to shareholders from:

Net investment income	(.45)	(.49)	(.45)	(.48)	(.54)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.45)	(.49)	(.50)	(.55)	(.54)

Net asset value, end of year	$9.51	$9.37	$8.98	$9.33	$9.07

Total Return(b)	6.36%	9.99%	1.65%	9.17%	28.31%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.80%	.81%	.82%	.83%	.83%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.80%	.81%	.82%	.83%	.83%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.80%	.81%	.82%	.85%	1.07%

Net investment income	4.55%	5.27%	4.86%	5.10%	6.23%

Supplemental Data:

Net assets, end of year (000)	$3,585,657	$1,406,702	$1,151,105	$1,104,145	$230,835

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.38	$8.98	$9.34	$9.07	$7.53

Investment operations:

Net investment income(a)	.37	.43	.38	.40	.49

Net realized and unrealized gain (loss)	.14	.40	(.31)	.35	1.53

Total from investment operations	.51	.83	.07	.75	2.02

Distributions to shareholders from:

Net investment income	(.38)	(.43)	(.38)	(.41)	(.48)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.38)	(.43)	(.43)	(.48)	(.48)

Net asset value, end of year	$9.51	$9.38	$8.98	$9.34	$9.07

Total Return(b)	5.57%	9.39%	.79%	8.46%	27.48%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.45%	1.48%	1.56%	1.60%	1.47%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.45%	1.48%	1.56%	1.60%	1.47%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.45%	1.48%	1.56%	1.61%	1.71%

Net investment income	3.94%	4.62%	4.14%	4.32%	5.55%

Supplemental Data:

Net assets, end of year (000)	$1,864,537	$952,176	$882,233	$691,302	$111,851

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.36	$8.97	$9.32	$9.06	$7.53

Investment operations:

Net investment income(a)	.44	.50	.46	.48	.58

Net realized and unrealized gain (loss)	.15	.39	(.30)	.34	1.51

Total from investment operations	.59	.89	.16	.82	2.09

Distributions to shareholders from:

Net investment income	(.45)	(.50)	(.46)	(.49)	(.56)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.45)	(.50)	(.51)	(.56)	(.56)

Net asset value, end of year	$9.50	$9.36	$8.97	$9.32	$9.06

Total Return(b)	6.47%	10.11%	1.74%	9.30%	28.45%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.70%	.71%	.72%	.72%	.59%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.70%	.71%	.72%	.72%	.59%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.70%	.71%	.72%	.74%	.82%

Net investment income	4.64%	5.37%	4.96%	5.20%	6.54%

Supplemental Data:

Net assets, end of year (000)	$2,591,702	$930,578	$718,553	$674,403	$77,233

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.38	$8.98	$9.34	$9.07	$7.53

Investment operations:

Net investment income(a)	.45	.51	.47	.50	.57

Net realized and unrealized gain (loss)	.14	.40	(.31)	.35	1.54

Total from investment operations	.59	.91	.16	.85	2.11

Distributions to shareholders from:

Net investment income	(.46)	(.51)	(.47)	(.51)	(.57)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.46)	(.51)	(.52)	(.58)	(.57)

Net asset value, end of year	$9.51	$9.38	$8.98	$9.34	$9.07

Total Return(b)	6.46%	10.32%	1.74%	9.58%	28.85%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%	.62%	.63%	.62%	.47%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.60%	.62%	.63%	.62%	.47%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.60%	.62%	.63%	.64%	.75%

Net investment income	4.76%	5.48%	5.09%	5.42%	6.71%

Supplemental Data:

Net assets, end of year (000)	$593,427	$211,974	$224,241	$141,380	$47,939

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.38	$8.99	$9.34	$9.07	$7.53

Investment operations:

Net investment income(a)	.40	.45	.42	.49	.57

Net realized and unrealized gain (loss)	.15	.39	(.30)	.35	1.55

Total from investment operations	.55	.84	.12	.84	2.12

Distributions to shareholders from:

Net investment income	(.41)	(.45)	(.42)	(.50)	(.58)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.41)	(.45)	(.47)	(.57)	(.58)

Net asset value, end of year	$9.52	$9.38	$8.99	$9.34	$9.07

Total Return(b)	5.85%	9.68%	1.25%	9.48%	28.86%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.21%	1.21%	.76%	.45%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.21%	1.21%	.76%	.45%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.20%	1.21%	1.21%	.80%	.73%

Net investment income	4.24%	4.90%	4.45%	5.32%	6.74%

Supplemental Data:

Net assets, end of year (000)	$601	$346	$82	$12	$10

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

FLOATING RATE FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$9.37	$8.98	$9.34	$9.07	$7.53

Investment operations:

Net investment income(a)	.40	.46	.43	.45	.57

Net realized and unrealized gain (loss)	.16	.39	(.31)	.35	1.54

Total from investment operations	.56	.85	.12	.80	2.11

Distributions to shareholders from:

Net investment income	(.42)	(.46)	(.43)	(.46)	(.57)

Net realized gain	–	–	(.05)	(.07)	–

Total distributions	(.42)	(.46)	(.48)	(.53)	(.57)

Net asset value, end of year	$9.51	$9.37	$8.98	$9.34	$9.07

Total Return(b)	5.96%	9.79%	1.25%	9.06%	28.81%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.12%	1.13%	1.13%	.51%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.12%	1.13%	1.13%	.51%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.10%	1.12%	1.13%	1.15%	.79%

Net investment income	4.24%	5.00%	4.64%	4.87%	6.69%

Supplemental Data:

Net assets, end of year (000)	$13,680	$2,629	$1,192	$424	$19

Portfolio turnover rate	87.52%	81.48%	93.56%	46.48%	89.76%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – FLOATING RATE FUND

HIGH YIELD FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.95	$7.32	$7.69	$7.22	$5.15

Investment operations:

Net investment income(a)	.49	.53	.55	.61	.64

Net realized and unrealized gain (loss)	.31	.70	(.34)	.49	2.07

Total from investment operations	.80	1.23	.21	1.10	2.71

Distributions to shareholders from:

Net investment income	(.52)	(.55)	(.58)	(.63)	(.64)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.70)	(.60)	(.58)	(.63)	(.64)

Net asset value, end of year	$8.05	$7.95	$7.32	$7.69	$7.22

Total Return(b)	10.52%	17.41%	2.52%	15.79%	54.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and 12b-1 distribution fees reimbursed	.95%	.96%	.97%	.98%	1.01%

Expenses, including expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.95%	.96%	.97%	.98%	1.01%

Expenses, excluding expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.95%	.96%	1.01%	1.16%	1.24%

Net investment income	6.18%	6.83%	7.11%	8.06%	9.81%

Supplemental Data:

Net assets, end of year (000)	$841,494	$785,546	$527,449	$422,609	$294,169

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.92	$7.29	$7.66	$7.19	$5.14

Investment operations:

Net investment income(a)	.43	.47	.49	.55	.58

Net realized and unrealized gain (loss)	.30	.70	(.35)	.49	2.06

Total from investment operations	.73	1.17	.14	1.04	2.64

Distributions to shareholders from:

Net investment income	(.45)	(.49)	(.51)	(.57)	(.59)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.63)	(.54)	(.51)	(.57)	(.59)

Net asset value, end of year	$8.02	$7.92	$7.29	$7.66	$7.19

Total Return(b)	9.67%	16.39%	1.85%	14.92%	53.45%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.75%	1.76%	1.77%	1.78%	1.89%

Expenses, including expense reductions and management fee waived	1.75%	1.76%	1.77%	1.78%	1.89%

Expenses, excluding expense reductions and management fee waived	1.75%	1.76%	1.78%	1.82%	1.89%

Net investment income	5.43%	6.10%	6.38%	7.36%	9.20%

Supplemental Data:

Net assets, end of year (000)	$13,348	$16,382	$17,620	$25,815	$25,313

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.91	$7.29	$7.66	$7.18	$5.13

Investment operations:

Net investment income(a)	.44	.47	.49	.54	.58

Net realized and unrealized gain (loss)	.30	.69	(.34)	.51	2.06

Total from investment operations	.74	1.16	.15	1.05	2.64

Distributions to shareholders from:

Net investment income	(.46)	(.49)	(.52)	(.57)	(.59)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.64)	(.54)	(.52)	(.57)	(.59)

Net asset value, end of year	$8.01	$7.91	$7.29	$7.66	$7.18

Total Return(b)	9.81%	16.53%	1.78%	14.90%	53.74%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.62%	1.64%	1.68%	1.78%	1.89%

Expenses, including expense reductions and management fee waived	1.62%	1.64%	1.68%	1.78%	1.89%

Expenses, excluding expense reductions and management fee waived	1.62%	1.64%	1.70%	1.81%	1.89%

Net investment income	5.52%	6.15%	6.41%	7.21%	8.94%

Supplemental Data:

Net assets, end of year (000)	$312,747	$295,309	$182,994	$136,810	$74,949

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.94	$7.32	$7.68	$7.21	$5.15

Investment operations:

Net investment income(a)	.50	.53	.55	.60	.65

Net realized and unrealized gain (loss)	.30	.70	(.33)	.51	2.05

Total from investment operations	.80	1.23	.22	1.11	2.70

Distributions to shareholders from:

Net investment income	(.52)	(.56)	(.58)	(.64)	(.64)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.70)	(.61)	(.58)	(.64)	(.64)

Net asset value, end of year	$8.04	$7.94	$7.32	$7.68	$7.21

Total Return(b)	10.63%	17.38%	2.74%	15.88%	54.89%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.85%	.86%	.87%	.88%	.96%

Expenses, including expense reductions and management fee waived	.85%	.86%	.87%	.88%	.96%

Expenses, excluding expense reductions and management fee waived	.85%	.86%	.89%	.91%	.96%

Net investment income	6.27%	6.93%	7.20%	7.88%	9.52%

Supplemental Data:

Net assets, end of year (000)	$394,913	$340,845	$207,689	$121,144	$23,471

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.98	$7.35	$7.73	$7.25	$5.17

Investment operations:

Net investment income(a)	.51	.55	.57	.63	.65

Net realized and unrealized gain (loss)	.30	.70	(.36)	.50	2.08

Total from investment operations	.81	1.25	.21	1.13	2.73

Distributions to shareholders from:

Net investment income	(.53)	(.57)	(.59)	(.65)	(.65)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.71)	(.62)	(.59)	(.65)	(.65)

Net asset value, end of year	$8.08	$7.98	$7.35	$7.73	$7.25

Total Return(b)	10.73%	17.61%	2.63%	16.16%	55.20%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.75%	.76%	.77%	.78%	.92%

Expenses, including expense reductions and management fee waived	.75%	.76%	.77%	.78%	.92%

Expenses, excluding expense reductions and management fee waived	.75%	.76%	.78%	.81%	.92%

Net investment income	6.37%	7.06%	7.34%	8.30%	10.28%

Supplemental Data:

Net assets, end of year (000)	$1,180,830	$821,545	$657,158	$508,348	$360,431

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$8.05	$7.42	$7.79	$7.31	$5.21

Investment operations:

Net investment income(a)	.48	.52	.54	.60	.63

Net realized and unrealized gain (loss)	.31	.70	(.34)	.50	2.09

Total from investment operations	.79	1.22	.20	1.10	2.72

Distributions to shareholders from:

Net investment income	(.50)	(.54)	(.57)	(.62)	(.62)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.68)	(.59)	(.57)	(.62)	(.62)

Net asset value, end of year	$8.16	$8.05	$7.42	$7.79	$7.31

Total Return(b)	10.21%	17.15%	2.35%	15.43%	54.68%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.20%	1.21%	1.22%	1.23%	1.35%

Expenses, including expense reductions and management fee waived	1.20%	1.21%	1.22%	1.23%	1.35%

Expenses, excluding expense reductions and management fee waived	1.20%	1.21%	1.24%	1.26%	1.35%

Net investment income	5.95%	6.62%	6.91%	7.84%	9.68%

Supplemental Data:

Net assets, end of year (000)	$1,555	$1,399	$1,088	$936	$541

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$8.00	$7.37	$7.74	$7.26	$5.18

Investment operations:

Net investment income(a)	.46	.50	.53	.58	.63

Net realized and unrealized gain (loss)	.31	.70	(.35)	.51	2.06

Total from investment operations	.77	1.20	.18	1.09	2.69

Distributions to shareholders from:

Net investment income	(.49)	(.52)	(.55)	(.61)	(.61)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.67)	(.57)	(.55)	(.61)	(.61)

Net asset value, end of year	$8.10	$8.00	$7.37	$7.74	$7.26

Total Return(b)	10.07%	16.90%	2.17%	15.48%	54.20%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.35%	1.36%	1.37%	1.38%	1.47%

Expenses, including expense reductions and management fee waived	1.35%	1.36%	1.37%	1.38%	1.47%

Expenses, excluding expense reductions and management fee waived	1.35%	1.36%	1.39%	1.41%	1.47%

Net investment income	5.78%	6.48%	6.77%	7.64%	9.19%

Supplemental Data:

Net assets, end of year (000)	$4,967	$3,471	$3,012	$1,953	$594

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND
Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$7.99	$7.36	$7.74	$7.26	$5.18

Investment operations:

Net investment income(a)	.47	.51	.53	.58	.64

Net realized and unrealized gain (loss)	.32	.70	(.35)	.51	2.06

Total from investment operations	.79	1.21	.18	1.09	2.70

Distributions to shareholders from:

Net investment income	(.50)	(.53)	(.56)	(.61)	(.62)

Net realized gain	(.18)	(.05)	–	–	–

Total distributions	(.68)	(.58)	(.56)	(.61)	(.62)

Net asset value, end of year	$8.10	$7.99	$7.36	$7.74	$7.26

Total Return(b)	10.18%	17.02%	2.27%	15.58%	54.34%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.25%	1.26%	1.27%	1.28%	1.37%

Expenses, including expense reductions and management fee waived	1.25%	1.26%	1.27%	1.28%	1.37%

Expenses, excluding expense reductions and management fee waived	1.25%	1.26%	1.29%	1.31%	1.37%

Net investment income	5.89%	6.57%	6.86%	7.70%	9.20%

Supplemental Data:

Net assets, end of year (000)	$30,268	$21,540	$14,542	$7,602	$2,246

Portfolio turnover rate	107.96%	105.74%	112.24%	87.78%	126.34%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.04	$2.84	$2.86	$2.73	$2.09

Investment operations:

Net investment income(a)	.11	.12	.14	.15	.15

Net realized and unrealized gain (loss)	(.09)	.25	(.01)	.14	.64

Total from investment operations	.02	.37	.13	.29	.79

Distributions to shareholders from:

Net investment income	(.14)	(.15)	(.15)	(.16)	(.15)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.19)	(.17)	(.15)	(.16)	(.15)

Net asset value, end of year	$2.87	$3.04	$2.84	$2.86	$2.73

Total Return(b)	.82%	13.38%	4.64%	10.87%	38.79%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.78%	.80%	.87%	.90%	1.00%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.78%	.80%	.87%	.90%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.88%	.87%	.87%	.90%	1.07%

Net investment income	3.88%	4.20%	4.72%	5.34%	6.10%

Supplemental Data:

Net assets, end of year (000)	$1,062,485	$1,163,458	$771,559	$688,876	$584,884

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.04	$2.84	$2.86	$2.73	$2.09

Investment operations:

Net investment income(a)	.09	.10	.11	.13	.13

Net realized and unrealized gain (loss)	(.09)	.24	–(b )	.14	.64

Total from investment operations	–	.34	.11	.27	.77

Distributions to shareholders from:

Net investment income	(.12)	(.12)	(.13)	(.14)	(.13)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.17)	(.14)	(.13)	(.14)	(.13)

Net asset value, end of year	$2.87	$3.04	$2.84	$2.86	$2.73

Total Return(c)	.02%	12.50%	3.82%	10.03%	37.91%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.58%	1.60%	1.67%	1.68%	1.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.58%	1.60%	1.67%	1.68%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.68%	1.67%	1.67%	1.68%	1.72%

Net investment income	3.09%	3.46%	3.95%	4.62%	5.45%

Supplemental Data:

Net assets, end of year (000)	$10,691	$14,751	$16,213	$21,806	$26,942

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.05	$2.85	$2.87	$2.74	$2.10

Investment operations:

Net investment income(a)	.09	.10	.12	.13	.13

Net realized and unrealized gain (loss)	(.09)	.25	(.01)	.13	.64

Total from investment operations	–	.35	.11	.26	.77

Distributions to shareholders from:

Net investment income	(.12)	(.13)	(.13)	(.13)	(.13)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.17)	(.15)	(.13)	(.13)	(.13)

Net asset value, end of year	$2.88	$3.05	$2.85	$2.87	$2.74

Total Return(b)	.14%	12.60%	3.94%	10.09%	37.80%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.46%	1.46%	1.55%	1.58%	1.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.46%	1.55%	1.58%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.56%	1.53%	1.55%	1.59%	1.72%

Net investment income	3.20%	3.52%	4.04%	4.60%	5.32%

Supplemental Data:

Net assets, end of year (000)	$323,028	$380,364	$215,051	$172,083	$107,068

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.04	$2.83	$2.86	$2.73	$2.09

Investment operations:

Net investment income(a)	.12	.13	.14	.15	.15

Net realized and unrealized gain (loss)	(.09)	.25	(.02)	.14	.64

Total from investment operations	.03	.38	.12	.29	.79

Distributions to shareholders from:

Net investment income	(.15)	(.15)	(.15)	(.16)	(.15)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.20)	(.17)	(.15)	(.16)	(.15)

Net asset value, end of year	$2.87	$3.04	$2.83	$2.86	$2.73

Total Return(b)	.92%	13.48%	4.73%	10.98%	39.15%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.68%	.70%	.77%	.77%	.75%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.68%	.70%	.77%	.77%	.75%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.78%	.77%	.77%	.77%	.81%

Net investment income	3.97%	4.25%	4.76%	5.29%	6.03%

Supplemental Data:

Net assets, end of year (000)	$288,858	$469,257	$199,531	$100,874	$28,302

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.04	$2.84	$2.85	$2.72	$2.09

Investment operations:

Net investment income(a)	.12	.13	.14	.15	.16

Net realized and unrealized gain (loss)	(.09)	.24	.01	.14	.63

Total from investment operations	.03	.37	.15	.29	.79

Distributions to shareholders from:

Net investment income	(.15)	(.15)	(.16)	(.16)	(.16)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.20)	(.17)	(.16)	(.16)	(.16)

Net asset value, end of year	$2.87	$3.04	$2.84	$2.85	$2.72

Total Return(b)	1.02%	13.60%	5.20%	11.12%	38.74%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.58%	.60%	.67%	.68%	.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.58%	.60%	.67%	.68%	.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.68%	.67%	.67%	.68%	.72%

Net investment income	4.08%	4.41%	4.88%	5.47%	6.46%

Supplemental Data:

Net assets, end of year (000)	$89,227	$83,794	$49,234	$21,101	$1,024

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.07	$2.86	$2.88	$2.75	$2.09

Investment operations:

Net investment income(a)	.10	.11	.13	.16	.16

Net realized and unrealized gain (loss)	(.09)	.26	(.01)	.14	.64

Total from investment operations	.01	.37	.12	.30	.80

Distributions to shareholders from:

Net investment income	(.13)	(.14)	(.14)	(.17)	(.14)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.18)	(.16)	(.14)	(.17)	(.14)

Net asset value, end of year	$2.90	$3.07	$2.86	$2.88	$2.75

Total Return(b)	.47%	13.25%	4.24%	11.03%	39.46%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.18%	1.18%	1.27%	.72%	.63%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.18%	1.18%	1.27%	.72%	.63%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.28%	1.27%	1.27%	.73%	.70%

Net investment income	3.49%	3.71%	4.37%	5.54%	6.50%

Supplemental Data:

Net assets, end of year (000)	$2,831	$1,248	$314	$13	$12

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.05	$2.85	$2.87	$2.73	$2.09

Investment operations:

Net investment income(a)	.11	.12	.13	.14	.15

Net realized and unrealized gain (loss)	(.09)	.24	(.01)	.15	.64

Total from investment operations	.02	.36	.12	.29	.79

Distributions to shareholders from:

Net investment income	(.14)	(.14)	(.14)	(.15)	(.15)

Net realized gain	(.05)	(.02)	–	–	–

Total distributions	(.19)	(.16)	(.14)	(.15)	(.15)

Net asset value, end of year	$2.88	$3.05	$2.85	$2.87	$2.73

Total Return(b)	.55%	13.05%	4.36%	10.97%	38.65%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.08%	1.07%	1.15%	1.17%	1.11%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.08%	1.07%	1.15%	1.17%	1.11%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.16%	1.15%	1.18%	1.18%

Net investment income	3.61%	3.87%	4.43%	4.83%	5.87%

Supplemental Data:

Net assets, end of year (000)	$29,622	$14,927	$3,231	$1,340	$114

Portfolio turnover rate	272.37%	265.29%	149.28%	158.33%	297.38%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, beginning of period	$14.92	$14.31	$15.00

Investment operations:

Net investment income(b)	.27	.34	.22

Net realized and unrealized gain (loss)	(.51)	.83	(.56)

Total from investment operations	(.24)	1.17	(.34)

Distributions to shareholders from:

Net investment income	(.50)	(.56)	(.35)

Net asset value, end of period	$14.18	$14.92	$14.31

Total Return(c)	(1.60)%	8.33%	(2.26	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.75%	.75%	.78	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.75%	.75%	.78	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.78%	.76%	1.02	%(e)

Net investment income	1.87%	2.31%	2.30	%(e)

Supplemental Data:

Net assets, end of period (000)	$460,665	$275,039	$101,695

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, beginning of period	$14.94	$14.33	$15.00

Investment operations:

Net investment income(b)	.16	.22	.16

Net realized and unrealized gain (loss)	(.49)	.84	(.56)

Total from investment operations	(.33)	1.06	(.40)

Distributions to shareholders from:

Net investment income	(.40)	(.45)	(.27)

Net asset value, end of period	$14.21	$14.94	$14.33

Total Return(c)	(2.27)%	7.49%	(2.65	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.50%	1.53%	1.49	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.50%	1.53%	1.49	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.53%	1.54%	1.66	%(e)

Net investment income	1.12%	1.52%	1.68	%(e)

Supplemental Data:

Net assets, end of period (000)	$139,952	$70,624	$17,226

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, beginning of period	$14.93	$14.32	$15.00

Investment operations:

Net investment income(b)	.29	.34	.23

Net realized and unrealized gain (loss)	(.50)	.84	(.55)

Total from investment operations	(.21)	1.18	(.32)

Distributions to shareholders from:

Net investment income	(.52)	(.57)	(.36)

Net asset value, end of period	$14.20	$14.93	$14.32

Total Return(c)	(1.44)%	8.43%	(2.17	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.65%	.65%	.64	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.65%	.65%	.64	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.68%	.66%	.83	%(e)

Net investment income	1.96%	2.35%	2.52	%(e)

Supplemental Data:

Net assets, end of period (000)	$264,244	$153,471	$15,124

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, beginning of period	$14.92	$14.30	$15.00

Investment operations:

Net investment income(b)	.30	.36	.25

Net realized and unrealized gain (loss)	(.51)	.85	(.57)

Total from investment operations	(.21)	1.21	(.32)

Distributions to shareholders from:

Net investment income	(.53)	(.59)	(.38)

Net asset value, end of period	$14.18	$14.92	$14.30

Total Return(c)	(1.42)%	8.64%	(2.17	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.55%	.55%	.57	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.55%	.55%	.57	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.59%	.56%	.85	%(e)

Net investment income	2.08%	2.49%	2.63	%(e)

Supplemental Data:

Net assets, end of period (000)	$62,716	$9,055	$1,159

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, end of period	$14.92	$14.31	$15.00

Investment operations:

Net investment income(b)	.22	.36	.18

Net realized and unrealized gain (loss)	(.51)	.84	(.54)

Total from investment operations	(.29)	1.20	(.36)

Distributions to shareholders from:

Net investment income	(.45)	(.59)	(.33)

Net asset value, end of period	$14.18	$14.92	$14.31

Total Return(c)	(1.98)%	8.56%	(2.42	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.13%	.64%	1.29	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.13%	.64%	1.29	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.09%	6.08	%(e)

Net investment income	1.55%	2.47%	1.70	%(e)

Supplemental Data:

Net assets, end of period (000)	$194	$29	$10

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30		4/20/2011 to 11/30/2011(a)
	2013	2012

Per Share Operating Performance

Net asset value, beginning of period	$14.92	$14.31	$15.00

Investment operations:

Net investment income(b)	.23	.34	.19

Net realized and unrealized gain (loss)	(.51)	.83	(.54)

Total from investment operations	(.28)	1.17	(.35)

Distributions to shareholders from:

Net investment income	(.46)	(.56)	(.34)

Net asset value, end of period	$14.18	$14.92	$14.31

Total Return(c)	(1.89)%	8.37%	(2.36	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.04%	.82%	1.19	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.04%	.82%	1.19	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	1.05%	5.98	%(e)

Net investment income	1.62%	2.31%	1.80	%(e)

Supplemental Data:

Net assets, end of period (000)	$108	$28	$10

Portfolio turnover rate	75.69%	90.15%	83.71%

(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.

(b)	Calculated using average shares outstanding during the period.

(c)	Total return assumes the reinvestment of all distributions.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION INCOME FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$4.65	$4.53	$4.64	$4.57	$3.97

Investment operations:

Net investment income(a)	.11	.13	.15	.17	.20

Net realized and unrealized gain (loss)	(.02)	.18	(.03)	.12	.62

Total from investment operations	.09	.31	.12	.29	.82

Distributions to shareholders from:

Net investment income	(.17)	(.19)	(.20)	(.20)	(.22)

Net realized gain	– (b)	–	(.03)	(.02)	–

Total distributions	(.17)	(.19)	(.23)	(.22)	(.22)

Net asset value, end of year	$4.57	$4.65	$4.53	$4.64	$4.57

Total Return(c)	1.98%	6.91%	2.58%	6.38%	21.30%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.58%	.59%	.59%	.60%	.68%

Expenses, including expense reductions and expenses reimbursed	.58%	.58%	.59%	.60%	.68%

Expenses, excluding expense reductions and expenses reimbursed	.58%	.59%	.59%	.60%	.68%

Net investment income	2.29%	2.84%	3.18%	3.63%	4.53%

Supplemental Data:

Net assets, end of year (000)	$13,290,303	$11,281,965	$7,174,057	$5,280,795	$2,117,058

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$4.65	$4.53	$4.65	$4.58	$3.97

Investment operations:

Net investment income(a)	.07	.10	.11	.14	.17

Net realized and unrealized gain (loss)	(.01)	.17	(.03)	.11	.62

Total from investment operations	.06	.27	.08	.25	.79

Distributions to shareholders from:

Net investment income	(.13)	(.15)	(.17)	(.16)	(.18)

Net realized gain	– (b)	–	(.03)	(.02)	–

Total distributions	(.13)	(.15)	(.20)	(.18)	(.18)

Net asset value, end of year	$4.58	$4.65	$4.53	$4.65	$4.58

Total Return(c)	1.40%	6.07%	1.56%	5.56%	20.34%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.38%	1.39%	1.39%	1.40%	1.48%

Expenses, including expense reductions and expenses reimbursed	1.38%	1.39%	1.39%	1.40%	1.48%

Expenses, excluding expense reductions and expenses reimbursed	1.38%	1.39%	1.39%	1.40%	1.48%

Net investment income	1.51%	2.11%	2.42%	2.94%	3.96%

Supplemental Data:

Net assets, end of year (000)	$31,667	$38,596	$42,947	$49,948	$39,422

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$4.67	$4.55	$4.67	$4.60	$3.99

Investment operations:

Net investment income(a)	.07	.10	.11	.13	.17

Net realized and unrealized gain (loss)	–(b )	.18	(.03)	.13	.62

Total from investment operations	.07	.28	.08	.26	.79

Distributions to shareholders from:

Net investment income	(.14)	(.16)	(.17)	(.17)	(.18)

Net realized gain	– (b)	–	(.03)	(.02)	–

Total distributions	(.14)	(.16)	(.20)	(.19)	(.18)

Net asset value, end of year	$4.60	$4.67	$4.55	$4.67	$4.60

Total Return(c)	1.51%	6.17%	1.63%	5.55%	20.21%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.27%	1.27%	1.32%	1.37%	1.48%

Expenses, including expense reductions and expenses reimbursed	1.27%	1.27%	1.32%	1.37%	1.48%

Expenses, excluding expense reductions and expenses reimbursed	1.27%	1.27%	1.32%	1.37%	1.48%

Net investment income	1.60%	2.16%	2.46%	2.85%	3.69%

Supplemental Data:

Net assets, end of year (000)	$8,127,184	$7,254,175	$4,608,098	$3,499,490	$1,154,440

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$4.64	$4.52	$4.64	$4.57	$3.96

Investment operations:

Net investment income(a)	.11	.13	.15	.17	.20

Net realized and unrealized gain (loss)	(.01)	.18	(.03)	.12	.63

Total from investment operations	.10	.31	.12	.29	.83

Distributions to shareholders from:

Net investment income	(.17)	(.19)	(.21)	(.20)	(.22)

Net realized gain	– (b)	–	(.03)	(.02)	–

Total distributions	(.17)	(.19)	(.24)	(.22)	(.22)

Net asset value, end of year	$4.57	$4.64	$4.52	$4.64	$4.57

Total Return(c)	2.30%	7.02%	2.45%	6.48%	21.42%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.48%	.49%	.49%	.50%	.58%

Expenses, including expense reductions and expenses reimbursed	.48%	.49%	.49%	.50%	.58%

Expenses, excluding expense reductions and expenses reimbursed	.48%	.49%	.49%	.50%	.58%

Net investment income	2.38%	2.93%	3.27%	3.70%	4.55%

Supplemental Data:

Net assets, end of year (000)	$9,140,966	$7,293,545	$3,853,610	$2,382,845	$499,721

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$4.64	$4.52	$4.64	$4.57	$3.96

Investment operations:

Net investment income(a)	.11	.14	.15	.18	.21

Net realized and unrealized gain (loss)	–(b )	.18	(.03)	.12	.63

Total from investment operations	.11	.32	.12	.30	.84

Distributions to shareholders from:

Net investment income	(.18)	(.20)	(.21)	(.21)	(.23)

Net realized gain	– (b)	–	(.03)	(.02)	–

Total distributions	(.18)	(.20)	(.24)	(.23)	(.23)

Net asset value, end of year	$4.57	$4.64	$4.52	$4.64	$4.57

Total Return(c)	2.40%	7.12%	2.55%	6.59%	21.57%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.39%	.39%	.39%	.40%	.49%

Expenses, including expense reductions and expenses reimbursed	.39%	.39%	.39%	.40%	.49%

Expenses, excluding expense reductions and expenses reimbursed	.39%	.39%	.39%	.40%	.49%

Net investment income	2.47%	2.99%	3.35%	3.82%	4.66%

Supplemental Data:

Net assets, end of year (000)	$3,341,231	$1,888,389	$642,022	$252,030	$65,851

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30				7/21/2009 to 11/30/2009(a)
	2013	2012	2011	2010

Per Share Operating Performance

Net asset value, beginning of period	$4.65	$4.53	$4.64	$4.58	$4.46

Investment operations:

Net investment income(b)	.09	.11	.13	.15	.06

Net realized and unrealized gain (loss)	(.01)	.18	(.03)	.11	.14

Total from investment operations	.08	.29	.10	.26	.20

Distributions to shareholders from:

Net investment income	(.15)	(.17)	(.18)	(.18)	(.08)

Net realized gain	– (c)	–	(.03)	(.02)	–

Total distributions	(.15)	(.17)	(.21)	(.20)	(.08)

Net asset value, end of period	$4.58	$4.65	$4.53	$4.64	$4.58

Total Return(d)	1.81%	6.49%	2.18%	5.73%	4.56	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.98%	.99%	.99%	1.00%	.72	%(f)

Expenses, including expense reductions and expenses reimbursed	.98%	.99%	.99%	1.00%	.72	%(f)

Expenses, excluding expense reductions and expenses reimbursed	.98%	.99%	.99%	1.00%	.90	%(f)

Net investment income	1.90%	2.45%	2.78%	3.21%	3.42	%(f)

Supplemental Data:

Net assets, end of period (000)	$13,412	$10,575	$4,883	$1,613	$256

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Commencement of operations was 7/21/2009 and SEC effective date was 9/14/2007.

(b)	Calculated using average shares outstanding during the period.

(c)	Amount is less than $.01.

(d)	Total return assumes the reinvestment of all distributions.

(e)	Not annualized.

(f)	Annualized.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30				7/21/2009 to 11/30/2009(a)
	2013	2012	2011	2010

Per Share Operating Performance

Net asset value, beginning of period	$4.65	$4.53	$4.65	$4.58	$4.46

Investment operations:

Net investment income(b)	.09	.12	.13	.15	.07

Net realized and unrealized gain (loss)	– (c)	.18	(.03)	.13	.13

Total from investment operations	.09	.30	.10	.28	.20

Distributions to shareholders from:

Net investment income	(.16)	(.18)	(.19)	(.19)	(.08)

Net realized gain	– (c)	–	(.03)	(.02)	–

Total distributions	(.16)	(.18)	(.22)	(.21)	(.08)

Net asset value, end of period	$4.58	$4.65	$4.53	$4.65	$4.58

Total Return(d)	1.91%	6.61%	2.09%	6.07%	4.53	%(e)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.88%	.88%	.87%	.90%	.98	%(f)

Expenses, including expense reductions and expenses reimbursed	.88%	.88%	.87%	.90%	.98	%(f)

Expenses, excluding expense reductions and expenses reimbursed	.88%	.88%	.87%	.90%	.99	%(f)

Net investment income	2.00%	2.53%	2.94%	3.28%	3.95	%(f)

Supplemental Data:

Net assets, end of period (000)	$107,003	$53,635	$17,885	$12,586	$2,008

Portfolio turnover rate	71.14%	92.83%	113.45%	143.47%	162.91%

(a)	Commencement of operations was 7/21/2009 and SEC effective date was 9/14/2007.

(b)	Calculated using average shares outstanding during the period.

(c)	Amount is less than $.01.

(d)	Total return assumes the reinvestment of all distributions.

(e)	Not annualized.

(f)	Annualized.

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

Financial Highlights

	Class A Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.00	$10.94	$11.26	$11.02	$9.44

Investment operations:

Net investment income(a)	.22	.25	.32	.38	.44

Net realized and unrealized gain (loss)	(.31)	.66	.22	.40	1.61

Total from investment operations	(.09)	.91	.54	.78	2.05

Distributions to shareholders from:

Net investment income	(.32)	(.38)	(.41)	(.44)	(.47)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.55)	(.85)	(.86)	(.54)	(.47)

Net asset value, end of year	$10.36	$11.00	$10.94	$11.26	$11.02

Total Return(b)	(.81)%	8.73%	5.16%	7.27%	22.33%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.86%	.83%	.85%	.90%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.86%	.83%	.85%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.85%	.86%	.83%	.86%	1.04%

Net investment income	2.11%	2.36%	2.94%	3.43%	4.30%

Supplemental Data:

Net assets, end of year (000)	$859,225	$957,408	$766,312	$718,778	$673,307

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.98	$10.93	$11.25	$11.01	$9.43

Investment operations:

Net investment income(a)	.14	.17	.23	.29	.38

Net realized and unrealized gain (loss)	(.31)	.64	.22	.40	1.61

Total from investment operations	(.17)	.81	.45	.69	1.99

Distributions to shareholders from:

Net investment income	(.24)	(.29)	(.32)	(.35)	(.41)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.47)	(.76)	(.77)	(.45)	(.41)

Net asset value, end of year	$10.34	$10.98	$10.93	$11.25	$11.01

Total Return(b)	(1.60)%	7.76%	4.28%	6.43%	21.57%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.65%	1.66%	1.63%	1.62%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.65%	1.66%	1.63%	1.62%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.65%	1.66%	1.63%	1.64%	1.69%

Net investment income	1.32%	1.57%	2.13%	2.65%	3.67%

Supplemental Data:

Net assets, end of year (000)	$19,112	$27,590	$32,566	$44,153	$48,221

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.99	$10.93	$11.25	$11.01	$9.43

Investment operations:

Net investment income(a)	.15	.19	.25	.31	.38

Net realized and unrealized gain (loss)	(.31)	.65	.22	.39	1.61

Total from investment operations	(.16)	.84	.47	.70	1.99

Distributions to shareholders from:

Net investment income	(.25)	(.31)	(.34)	(.36)	(.41)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.48)	(.78)	(.79)	(.46)	(.41)

Net asset value, end of year	$10.35	$10.99	$10.93	$11.25	$11.01

Total Return(b)	(1.46)%	8.04%	4.48%	6.57%	21.43%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.50%	1.50%	1.48%	1.52%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.50%	1.50%	1.48%	1.52%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.50%	1.48%	1.53%	1.69%

Net investment income	1.46%	1.71%	2.30%	2.76%	3.65%

Supplemental Data:

Net assets, end of year (000)	$171,890	$218,986	$178,761	$187,548	$171,798

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$10.99	$10.94	$11.26	$11.02	$9.43

Investment operations:

Net investment income(a)	.23	.27	.33	.39	.46

Net realized and unrealized gain (loss)	(.30)	.64	.22	.40	1.63

Total from investment operations	(.07)	.91	.55	.79	2.09

Distributions to shareholders from:

Net investment income	(.33)	(.39)	(.42)	(.45)	(.50)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.56)	(.86)	(.87)	(.55)	(.50)

Net asset value, end of year	$10.36	$10.99	$10.94	$11.26	$11.02

Total Return(b)	(.62)%	8.74%	5.26%	7.41%	22.61%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.75%	.76%	.73%	.73%	.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.75%	.76%	.73%	.73%	.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.75%	.76%	.73%	.74%	.78%

Net investment income	2.21%	2.50%	3.08%	3.55%	4.38%

Supplemental Data:

Net assets, end of year (000)	$339,551	$579,330	$741,101	$1,115,781	$850,194

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.02	$10.96	$11.28	$11.04	$9.45

Investment operations:

Net investment income(a)	.25	.28	.34	.41	.50

Net realized and unrealized gain (loss)	(.32)	.65	.22	.39	1.60

Total from investment operations	(.07)	.93	.56	.80	2.10

Distributions to shareholders from:

Net investment income	(.34)	(.40)	(.43)	(.46)	(.51)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.57)	(.87)	(.88)	(.56)	(.51)

Net asset value, end of year	$10.38	$11.02	$10.96	$11.28	$11.04

Total Return(b)	(.60)%	8.94%	5.36%	7.52%	22.72%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.65%	.66%	.63%	.63%	.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.65%	.66%	.63%	.63%	.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.65%	.66%	.63%	.64%	.70%

Net investment income	2.32%	2.54%	3.16%	3.65%	4.92%

Supplemental Data:

Net assets, end of year (000)	$81,974	$70,778	$36,987	$32,220	$29,750

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.05	$10.99	$11.31	$11.07	$9.48

Investment operations:

Net investment income(a)	.20	.23	.30	.36	.44

Net realized and unrealized gain (loss)	(.32)	.65	.22	.39	1.62

Total from investment operations	(.12)	.88	.52	.75	2.06

Distributions to shareholders from:

Net investment income	(.30)	(.35)	(.39)	(.41)	(.47)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.53)	(.82)	(.84)	(.51)	(.47)

Net asset value, end of year	$10.40	$11.05	$10.99	$11.31	$11.07

Total Return(b)	(1.13)%	8.44%	4.89%	7.03%	22.25%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.11%	1.08%	1.07%	1.00%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.11%	1.08%	1.07%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.10%	1.11%	1.08%	1.09%	1.14%

Net investment income	1.86%	2.17%	2.74%	3.28%	4.22%

Supplemental Data:

Net assets, end of year (000)	$3,077	$4,173	$7,987	$15,068	$27,313

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.00	$10.94	$11.26	$11.02	$9.43

Investment operations:

Net investment income(a)	.18	.21	.27	.34	.41

Net realized and unrealized gain (loss)	(.31)	.66	.23	.40	1.63

Total from investment operations	(.13)	.87	.50	.74	2.04

Distributions to shareholders from:

Net investment income	(.28)	(.34)	(.37)	(.40)	(.45)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.51)	(.81)	(.82)	(.50)	(.45)

Net asset value, end of year	$10.36	$11.00	$10.94	$11.26	$11.02

Total Return(b)	(1.20)%	8.30%	4.74%	6.89%	22.04%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.25%	1.26%	1.23%	1.23%	1.14%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.25%	1.26%	1.23%	1.23%	1.14%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.25%	1.26%	1.23%	1.24%	1.28%

Net investment income	1.72%	1.98%	2.53%	3.06%	3.89%

Supplemental Data:

Net assets, end of year (000)	$3,136	$3,749	$4,567	$2,856	$1,611

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30
	2013	2012	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$11.00	$10.94	$11.26	$11.02	$9.43

Investment operations:

Net investment income(a)	.19	.22	.29	.35	.42

Net realized and unrealized gain (loss)	(.32)	.66	.22	.40	1.63

Total from investment operations	(.13)	.88	.51	.75	2.05

Distributions to shareholders from:

Net investment income	(.29)	(.35)	(.38)	(.41)	(.46)

Net realized gain	(.23)	(.47)	(.45)	(.10)	–

Total distributions	(.52)	(.82)	(.83)	(.51)	(.46)

Net asset value, end of year	$10.35	$11.00	$10.94	$11.26	$11.02

Total Return(b)	(1.20)%	8.42%	4.86%	6.99%	22.15%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.16%	1.12%	1.13%	1.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.16%	1.12%	1.13%	1.05%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.15%	1.16%	1.12%	1.14%	1.19%

Net investment income	1.82%	2.06%	2.64%	3.10%	4.04%

Supplemental Data:

Net assets, end of year (000)	$54,287	$51,258	$37,931	$25,423	$7,885

Portfolio turnover rate	600.61%	575.52%	607.17%	493.81%	597.74%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – TOTAL RETURN FUND

APPENDIX A: UNDERLYING FUNDS OF THE FUNDS-OF-FUNDS

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)

•	Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”)

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Convertible Fund (“Convertible Fund”)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)

•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)

•	Lord Abbett International Core Equity Fund (“International Core Equity Fund”)

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

APPENDIX

•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)

•	Lord Abbett National Tax Free Fund (“National Tax Free Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

Each Fund-of-Funds may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an “X”) in which each Fund-of-Funds may invest. Each Fund-of-Funds may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior shareholder approval or notice.

APPENDIX

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund	Multi-Asset Growth Fund	Multi-Asset Income Fund

U.S. Equity Funds

Affiliated Fund	X	X	X	X

Calibrated Dividend Growth Fund		X	X	X

Calibrated Large Cap Value Fund	X	X	X	X

Calibrated Mid Cap Value Fund	X	X	X	X

Developing Growth Fund	X		X

Fundamental Equity Fund	X	X	X	X

Growth Leaders Fund	X	X	X	X

Growth Opportunities Fund	X	X	X	X

Mid Cap Stock Fund	X	X	X	X

Value Opportunities Fund	X		X

International Equity Funds

International Core Equity Fund	X	X	X	X

International Dividend Income Fund	X	X	X	X

International Opportunities Fund	X		X

International Fixed Income Fund

Emerging Markets Currency Fund		X	X	X

U.S. Fixed Income Funds

Convertible Fund		X	X	X

Core Fixed Income Fund		X	X	X

Floating Rate Fund		X	X	X

High Yield Fund		X	X	X

High Yield Municipal Bond Fund		X	X	X

Income Fund		X	X	X

Inflation Focused Fund		X	X	X

National Tax Free Fund		X	X	X

Short Duration Income Fund		X	X	X

Total Return Fund		X	X	X

The following is a concise description of the investment objectives and practices of each underlying fund in which the Funds-of-Funds may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

APPENDIX

Affiliated Fund

Seeks long-term growth and current income by investing in undervalued, dividend-paying equity securities of large companies.

Calibrated Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Calibrated Large Cap Value Fund

Seeks total return by investing principally in undervalued large, established U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in undervalued mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage- and asset-backed securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Emerging Markets Currency Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

APPENDIX

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes senior floating rate loans, with limited exposure to secured and unsecured subordinated loans, second-lien loans, and subordinated bridge loans.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies demonstrating above-average, long-term growth potential in all market capitalization ranges.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

APPENDIX

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

International Core Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

APPENDIX

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust
 Lord Abbett Diversified Equity Strategy Fund
 Lord Abbett Multi-Asset Balanced Opportunity Fund
 Lord Abbett Multi-Asset Growth Fund
 Lord Abbett Multi-Asset Income Fund
 Lord Abbett Convertible Fund
 Lord Abbett Core Fixed Income Fund
 Lord Abbett Floating Rate Fund
 Lord Abbett High Yield Fund
 Lord Abbett Income Fund
 Lord Abbett Inflation Focused Fund
 Lord Abbett Short Duration Income Fund
 Lord Abbett Total Return Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAIT-I-1 (4/14)

Investment Company Act File Number: 811-07988

LORD ABBETT
Statement of Additional Information	April 1, 2014

LORD ABBETT INVESTMENT TRUST

Lord Abbett Diversified Equity Strategy Fund				Lord Abbett Floating Rate Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	LDSAX	Class I	LDSYX	Class A	LFRAX	Class I	LFRIX
Class B	LDSBX	Class P	LDSPX	Class B	N/A	Class R2	LFRRX
Class C	LDSCX	Class R2	LDSQX	Class C	LARCX	Class R3	LRRRX
Class F	LDSFX	Class R3	LDSRX	Class F	LFRFX

Lord Abbett Multi-Asset Balanced Opportunity Fund (formerly Lord Abbett Balanced Strategy Fund)				Lord Abbett High Yield Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	LABFX	Class I	LABYX	Class A	LHYAX	Class I	LAHYX
Class B	LABBX	Class P	LABPX	Class B	LHYBX	Class P	LHYPX
Class C	BFLAX	Class R2	BLAQX	Class C	LHYCX	Class R2	LHYQX
Class F	BLAFX	Class R3	BLARX	Class F	LHYFX	Class R3	LHYRX

Lord Abbett Multi-Asset Growth Fund (formerly Lord Abbett Growth & Income Strategy Fund)				Lord Abbett Income Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	LWSAX	Class I	LWSYX	Class A	LAGVX	Class I	LAUYX
Class B	LWSBX	Class P	LWSPX	Class B	LAVBX	Class P	N/A
Class C	LWSCX	Class R2	LGIQX	Class C	LAUSX	Class R2	LAUQX
Class F	LGXFX	Class R3	LGIRX	Class F	LAUFX	Class R3	LAURX

Lord Abbett Multi-Asset Income Fund (formerly Lord Abbett Diversified Income Strategy Fund)				Lord Abbett Inflation Focused Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	ISFAX	Class I	ISFYX	Class A	LIFAX	Class I	LIFIX
Class B	ISFBX	Class P	ISFPX	Class C	LIFCX	Class R2	LIFQX
Class C	ISFCX	Class R2	LIGQX	Class F	LIFFX	Class R3	LIFRX
Class F	LIGFX	Class R3	LIXRX

Lord Abbett Convertible Fund				Lord Abbett Short Duration Income Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	LACFX	Class I	LCFYX	Class A	LALDX	Class I	LLDYX
Class B	LBCFX	Class P	LCFPX	Class B	LLTBX	Class P	N/A
Class C	LACCX	Class R2	LBCQX	Class C	LDLAX	Class R2	LDLQX
Class F	LBFFX	Class R3	LCFRX	Class F	LDLFX	Class R3	LDLRX

Lord Abbett Core Fixed Income Fund				Lord Abbett Total Return Fund
class	ticker	class	ticker	class	ticker	class	ticker
Class A	LCRAX	Class I	LCRYX	Class A	LTRAX	Class I	LTRYX
Class B	LCRBX	Class P	LCRPX	Class B	LTRBX	Class P	LTRPX
Class C	LCRCX	Class R2	LCRQX	Class C	LTRCX	Class R2	LTRQX
Class F	LCRFX	Class R3	LCRRX	Class F	LTRFX	Class R3	LTRRX

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Lord Abbett Investment Trust (the “Trust”) dated April 1, 2014. Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388. Each Fund’s audited financial statements are incorporated into this SAI by reference to the Funds’ 2013 annual report. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

	TABLE OF CONTENTS	PAGE

1.	Fund History	1-1
2.	Investment Policies	2-1
3.	Management of the Funds	3-1
4.	Control Persons and Principal Holders of Securities	4-1
5.	Investment Advisory and Other Services	5-1
6.	Brokerage Allocations and Other Practices	6-1
7.	Classes of Shares	7-1
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1
9.	Taxation of the Funds	9-1
10.	Underwriter	10-1
11.	Financial Statements	11-1
Appendix A – Fund Portfolio Information Recipients		A-1
Appendix B – Proxy Voting Policies and Procedures		B-1
Appendix C – Corporate Bond Ratings		C-1

1.
Fund History

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust was organized as a Delaware statutory trust on August 16, 1993, with an unlimited number of outstanding shares of beneficial interest. The Trust has twelve funds or series, each of which is a diversified fund under the Act and as described in this SAI: Lord Abbett Diversified Equity Strategy Fund (the “Diversified Equity Strategy Fund”), Lord Abbett Multi-Asset Balanced Opportunity Fund (the “Multi-Asset Balanced Opportunity Fund”), Lord Abbett Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”), Lord Abbett Multi-Asset Income Fund (the “Multi-Asset Income Fund”), Lord Abbett Convertible Fund (the “Convertible Fund”), Lord Abbett Core Fixed Income Fund (the “Core Fixed Income Fund”), Lord Abbett Floating Rate Fund (the “Floating Rate Fund”), Lord Abbett High Yield Fund (the “High Yield Fund”), Lord Abbett Income Fund (the “Income Fund”), Lord Abbett Inflation Focused Fund (the “Inflation Focused Fund”), Lord Abbett Short Duration Income Fund (the “Short Duration Income Fund”) and Lord Abbett Total Return Fund (the “Total Return Fund”) (each individually a “Fund” or, collectively, the “Funds”). Diversified Equity Strategy Fund, Balanced Opportunity Fund, Growth Fund, and Income Fund are sometimes referred to as the “Funds-of-Funds.” Each Fund except Floating Rate Fund and Inflation Focused Fund offers eight classes of shares (A, B, C, F, I, P, R2 and R3). Floating Rate Fund offers seven classes of shares (A, B, C, F, I, R2 and R3) and Inflation Focused Fund offers six classes of shares (A, C, F, I, R2 and R3).

Prior to December 1, 2013, Lord Abbett Multi-Asset Balanced Opportunity Fund was known as Lord Abbett Balanced Strategy Fund, Lord Abbett Multi-Asset Growth Fund was known as Lord Abbett Growth & Income Strategy Fund, and Lord Abbett Multi-Asset Income Fund was known as Lord Abbett Diversified Income Strategy Fund.

1-1

2.
Investment Policies

Fundamental Investment Restrictions. Each Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)	borrow money, except that (i) it may borrow from banks (as defined in the Act)[2] in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law[3], and (v) with respect to Inflation Focused Fund only, it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Inflation Focused Fund;

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);[4]

(3)	engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)	with respect to each Fund except Floating Rate Fund, make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and except that with respect to Inflation Focused Fund only, the Inflation Focused Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Inflation Focused Fund;

(5)	with respect to Floating Rate Fund, make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan interests (including novations, assignments, and participations), bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(6)	buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein), or

1 A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

2 The term “bank” is defined in Section 2(a)(5) of the Act.

3 U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

4 Current federal securities laws prohibit each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

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commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(7)	with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Fund-of-Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer; [5]

(8)	with respect to Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, Multi-Asset Income Fund, Convertible Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

(9)	with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

(10)	issue senior securities to the extent such issuance would violate applicable law.[6]

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis. For purposes of these restrictions, the Funds do not consider mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. In addition to the investment objective of each Fund and the fundamental investment restrictions above that cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)	invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies except to the extent permitted by applicable law. The Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;

(4)	with respect to each Fund except Inflation Focused Fund, invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are

5 For purposes of this fundamental investment restriction, the term “gross assets” means “total assets.”

6 Current federal securities laws prohibit each Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets (including the amount borrowed).

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not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)	with respect to each Fund except Inflation Focused Fund, invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time;

(7)	buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than the Trust’s shares; or

(8)	with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental investment restrictions, with which each applicable Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Funds will take appropriate measures to reduce the percentage of its assets invested in illiquid securities in an orderly fashion.

Portfolio Turnover Rate. For each of the fiscal years ended November 30, 2013 and 2012, the portfolio turnover rates for each Fund were as follows:

Fund	2013	2012
Diversified Equity Strategy Fund	27.24%	11.66%
Multi-Asset Balanced Opportunity Fund	29.96%	55.52%
Multi-Asset Growth Fund	36.72%	45.58%
Multi-Asset Income Fund	26.82%	26.59%
Convertible Fund	160.16%	92.34%
Core Fixed Income Fund	735.06%	640.88%
Floating Rate Fund	87.52%	81.48%
High Yield Fund	107.96%	105.74%
Income Fund	272.37%	265.29%
Inflation Focused Fund	75.69%	90.15%
Short Duration Income Fund	71.14%	92.83%
Total Return Fund	600.61%	575.52%

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques. The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time. Each Fund may use each of the investments and techniques described below at all times, at some times, or not at all. In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” include each Fund-of-Funds as well as the underlying funds, as applicable.

Average Duration. Under normal market conditions, Short Duration Income Fund maintains its average dollar weighted portfolio duration to a range of one to three years. Under normal market conditions, Core Fixed Income Fund and Total Return Fund will maintain their duration within two years of the bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index. As of March 15, 2014, this index has a duration of approximately 5.5 years.

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Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as Ginnie Mae, Fannie Mae and Freddie Mac securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Borrowing Money. Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If a Fund borrows money and experiences a decline in its net asset value (“NAV”), the borrowing will increase its losses. Each Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets. In the event that the Fund’s borrowings exceed 33 1/3% of its total assets, the Funds would take steps to reduce borrowings below this level within three business days in accordance with Section 18 of the Act.

Cash Management Practices. Each Fund receives cash as a result of investments in the Fund and/or from the sale of the Fund’s investments. The Funds may handle that cash in different ways. Each Fund may maintain a cash balance pending investments in other securities, payment of redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that a Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. Each Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objectives, policies, and restrictions, however, each Fund also may invest in securities, such as exchange traded funds, or derivatives, such as index futures, related to its cash balance. For example, each Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, each Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, a Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations.

These cash management practices are ancillary to, and not part of, each Fund’s principal investment strategies. As such, the Funds do not intend to invest substantially in this manner.

Convertible Securities. Certain of the underlying funds of the Funds-of-Funds, as well as Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their respective net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities may be classified as subordinated debt and therefore during times of financial distress the issuer will repay senior debtholders before a Fund receives payment. However, convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the

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corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security normally will fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss. The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

The Funds may invest in synthetic convertible securities, which are derivative instruments comprised of two or more securities whose investment characteristics, when combined, resemble a convertible security. A typical convertible security combines fixed-income securities or preferred stock with an equity component like a warrant. The equity component offers the potential to own the underlying equity security, similar to the conversion feature in a traditional convertible security. Changes in the value of a synthetic convertible security in response to market fluctuations may not correlate with changes in the value of a traditional convertible security in response to the same market fluctuations.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) assigns a rating of BBB/Baa or higher to the security or if Lord Abbett, the Funds’ investment adviser, determines the security to be of comparable quality.

Depositary Receipts. Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information and other risks as further described under “Foreign Securities” herein.

Derivatives. Please see the prospectus for disclosure concerning a Fund’s use of derivatives as part of the Fund’s principal investment strategies. Absent such disclosure, a Fund’s use of derivatives is ancillary to, and is not part of, the Fund’s principal investment strategies. Consistent with their investment objectives and policies, the Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use, to the extent described in the prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. A Fund’s portfolio management team, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

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Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, many OTC derivatives are not guaranteed by a clearing agency. Therefore, each party to an OTC derivative that is not centrally cleared bears the risk that the counterparty will default. Accordingly, Lord Abbett will review the creditworthiness of counterparties to non-centrally cleared OTC derivatives in accordance with its internal policies. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. For interest swap transactions other than total return swaps, the Fund generally is required to set aside liquid assets in an amount equal to the net value of accrued but unpaid periodic payments to the counterparty, plus the payment due to the counterparty, if any, to close the transaction, which is marked-to-market or adjusted daily. For total return swaps, the Fund is required to set aside liquid assets in an amount equal to the full notional value of the total return swap. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Credit Derivatives. The Funds may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

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Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Inflation Focused Fund may gain exposure to commodities by investing up to 5% of its assets in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Inflation Focused Fund’s investment in commodity-linked derivative instruments may subject the Inflation Focused Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of Inflation Focused Fund’s net asset value), and there can be no assurance that the Inflation Focused Fund’s use of leverage will be successful. Tax considerations may limit the Inflation Focused Fund’s ability to pursue investments in commodity-linked derivatives.

Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Currency Transactions. The Funds-of-Funds and Floating Rate Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. Each Fund-of-Funds may enter into, and may maintain net long or short positions in connection with, foreign currency transactions to gain investment exposure to foreign currencies, including currencies that are not represented by the investments of its underlying funds. Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

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Each Fund may engage in spot transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund thereby will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may, settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency

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forward contracts, including its NDFs, generally will have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options. Certain of the underlying Funds of the Funds-of-Funds may take positions in options on foreign currencies. High Yield Fund and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase. Floating Rate Fund, with respect to 10% of its total assets, may take positions in options on foreign currencies. Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to twelve months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that they had purchased in order to realize any profit.

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Futures Contracts and Options on Futures Contracts. As discussed under “Cash Management Practices,” the Funds may buy and sell index futures contracts to manage cash. For example, the Funds may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

In addition to investing in futures for cash management purposes, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference instrument at a specified price at a specified future date. In most cases the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery. A futures contract usually is closed out by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the obligation to make or take delivery of the underlying reference instrument. Although some futures contracts by their terms require physical settlement (meaning actual delivery or acquisition of the underlying reference instrument), most permit cash settlement. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.

When the Fund enters into a futures contract or writes an option, it must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, the Fund will pay or receive additional “variation margin” depending on changes in the price of the underlying reference instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and the amount of the gain.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. For federal income tax purposes, certain futures contracts denominated in foreign currency will generate ordinary income, rather than capital gain or loss. Transaction costs also are included in these calculations.

Each Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or, to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund also may enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

—	Unanticipated market movements may cause a Fund to experience substantial losses.

—	There may be an imperfect correlation between the change in the market value of the underlying reference instrument and the price of the futures contract.

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•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s NAV.

•	Because of low initial margin requirements, futures and options on futures trading involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

•	There may not be a liquid secondary trading market for a futures contract or related options, limiting a Fund’s ability to close a contract when desired.

•	The counterparty to a futures contract or option on a futures contract may fail to perform its obligations.

Specific Futures Transactions. The Funds may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon. In the case of the Funds-of-Funds, this includes engaging in short sales of index futures. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts.

Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Each Fund also may purchase and sell currency futures and options thereon, as described above.

Options on Securities and Securities Indices. Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with the prospectus. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Each Fund also may enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater

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return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Each Fund, other than certain of the underlying funds of the Funds-of-Funds, (1) will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by a Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent Lord Abbett’s predictions are incorrect, a Fund may incur losses. The use of options also can increase a Fund’s transaction costs.

OTC Options. The Funds-of-Funds and the Inflation Focused Fund may enter into OTC options contracts (“OTC options”). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Because there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases in accordance with procedures approved by and administered under supervision of the Board.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly,

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when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets. The “liquidity charge” referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Structured Securities and Other Hybrid Instruments. In accordance with their investment objectives and policies, the Funds-of-Funds may invest in structured securities and other hybrid instruments, while Convertible Fund, Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund may invest up to 5% of their respective net assets in structured securities. Structured securities and other hybrid instruments are types of derivative securities, whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference. These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

In the case of Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund, the 5% limit referenced above may include investments in collateralized loan obligations (“CLOs”). A CLO is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans,

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senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by an NRSRO or may be unrated but deemed by Lord Abbett to be of comparable quality. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that is actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment manager and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this SAI and in the prospectus, CLOs carry additional risks including but not limited to the following:

•	Subordination and Risk of Default: Lower tranche CLOs provide subordination and enhancement to higher tranches, and, therefore, lower tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the lower tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the highest tranche and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to CLO collateral can trigger an event of default under the terms of the CLO structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the CLO, which may be at a loss.

•	Transparency Risk: Collateral managers of CLOs actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund invests will change, and will do so without transparency. Therefore, a Fund’s investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

•	Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.

•	Lack of Liquidity: CLOs typically are privately offered and sold, and thus are not registered under the federal securities laws and subject to transfer restrictions. As a result, the Fund may characterize investments in CLOs as illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market (qualifying under Rule 144A under the Securities Act of 1933, as amended) and, if so, the Fund may deem such securities to be liquid.

•	Interest Rate Risk: Although the underlying collateral in a CLO will be predominately LIBOR-based bank loans, and the CLO securities will be based on a floating rate, the CLO portfolio may have exposure to interest rate fluctuations or mismatches between LIBOR on the underlying bank loans and the CLO securities.

•	Prepayment Risk: CLO securities may pay earlier than expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions or refinancing, or forced sale in certain circumstances.

•	Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

Swaps. In accordance with their investment objectives and strategies, the Funds-of-Funds and the Funds may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps). A Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement

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between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Funds may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. A Fund may enter into long and short currency positions using swap contracts under which they will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, a Fund may enter into a new swap contract. A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, a Fund also may be required to pay an amount equal to that decline in value to its counterparty. A Fund also may be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Each Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may

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involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

Emerging Countries. Each Fund may invest in, or obtain exposure to, emerging country securities in accordance with the prospectus. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and less stringent accounting, financial and other reporting requirements than securities markets of more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Each Fund also may invest in, or obtain exposure to, securities of companies whose economic fortunes are linked to emerging markets. Such investments, however, are not subject to the relevant Fund’s limit, if any, on investments in emerging market securities. To the extent a Fund invests in this manner, the percentage of the Fund’s assets that is exposed to emerging market risks may be greater than the relevant Fund’s limit, if any, on investments in emerging market securities.

Equity Securities. Certain of the underlying funds of the Funds-of-Funds may invest in equity securities in accordance with their investment objectives and policies. Convertible Fund and High Yield Fund each may invest up to 20% of its assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Securities. The Funds may invest in foreign (including emerging market) securities. As listed below, foreign securities may involve special risks that typically are not associated with U.S. dollar denominated or quoted securities of U.S. issuers. The risks of investing in foreign markets, discussed below, are generally more severe in emerging markets.

•	Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

•	Clearance and settlement procedures may be different in foreign countries and, in certain markets; such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•	Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Trading volumes of foreign securities markets may be substantially lower than those of U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers.

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•	Foreign securities may trade on days when a Fund does not sell or redeem shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•	With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

Convertible Fund, Core Fixed Income Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund, may invest up to 20%, 5%, 20%, 35%, 35%, 35% and 20% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Floating Rate Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, but expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated. Each of Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund may invest under normal circumstances, up to 25% of its net assets in underlying funds that invest primarily in international securities.

High-Yield or Lower-Rated Debt Securities. The Funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as “below investment grade,” “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower by an NRSRO, or are unrated but determined by Lord Abbett to be of comparable quality and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. High-yield corporate debt securities issued in such leveraged buyout transactions often enable the issuer to make deferred interest payments to the debtholder. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities. Each Fund may invest up to 15% of their respective net assets in securities, which are securities that each Fund determines cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	securities that are not readily marketable;

•	repurchase agreements and time deposits with a notice or demand period of more than seven days; and

•	certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.
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144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Inflation-Indexed Securities. The Inflation Focused Fund together with certain of the Funds may invest in inflation-indexed securities in accordance with their investment objectives and policies. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($10,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-focused bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”). Each Fund (other than Inflation Focused Fund) may invest in IPOs, which are new issues of equity securities, including newly issued secondary offerings. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. IPO prices may be highly volatile or may drop shortly after the IPO. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, since there is no guarantee that a Fund will have access to profitable IPOs in the future. A Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. If the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, if the size of the Fund decreases the impact of IPOs on the Fund’s performance generally would increase.

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Investments in Other Investment Companies. Subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, the Funds (other than each Funds-of-Funds, may invest in other investment companies, including money market funds, exchange-traded funds (“ETFs”), and closed-end funds. (Each Fund (other than the Funds-of-Funds)), however, may not operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act.) These limitations include a prohibition on each Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of each Fund’s total assets in the securities of any one investment company or more than 10% of its total assets in securities of other investment companies. (Pursuant to certain SEC rules, these percentage limitations do not apply to each Fund’s investments in certain registered money market funds.) When each Fund invests in another investment company, each Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

Each Fund may invest in ETFs, which typically are open-end funds or unit investment trusts that are designed to accumulate and hold a portfolio of securities intended to track the performance and dividend yield of a securities index. Each Fund may use ETFs for several reasons, including to facilitate the handling of cash flows or trading or to reduce transaction costs. The price movement of an ETF may not perfectly correlate to the price movement of the relevant underlying index. Similar to common stock, ETFs are subject to market volatility and selection risk.

Each Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Mortgage-Related and Other Asset-Backed Securities. In accordance with their investment objectives and policies, certain of the underlying funds of the Funds-of-Funds, Core Fixed Income Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund.

Government National Mortgage Association. The principal governmental guarantor of mortgage-related securities is Ginnie Mae.” Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie

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Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Both are government-sponsored corporations owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government related-issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages or commercial mortgage-backed securities (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate

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markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Funds may enter into TBA sale commitments to sell mortgage backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities typically is more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities. Each Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds. High Yield Fund (which also is an underlying fund of certain of the Funds-of-Funds) may invest up to 20% of its net assets in municipal bonds of any quality. Each Fund other than High Yield Fund may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are rated investment grade by an NRSRO or are unrated but determined by Lord Abbett to be of comparable quality. The foregoing restrictions in municipal bonds do not apply to certain of the Funds-of-Funds, which may invest in municipal bonds of any quality through the underlying funds. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, including industrial

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development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund’s performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline (like other bonds, the lower quality municipal bonds in which High Yield Fund may invest have a higher degree of credit risk, including a higher risk of default); (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Preferred Stock, Warrants, and Rights. Certain of the underlying Fund’s of the Funds-of-Funds, Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in preferred stock, warrants, and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock are subject to market and liquidity risks. The value of preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Real Estate Investment Trusts (“REITs”). Each Fund (other than Inflation Focused Fund) may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems, and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

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Repurchase agreements are considered a form of lending under the Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Funds’ non-fundamental investment restriction on illiquid securities.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Reverse repurchase agreements are considered a form of borrowing under the Act. Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending. Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 33⅓% of a Fund’s total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a “placing broker.” No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Senior Loans. Floating Rate Fund invests substantially in senior loans. Each of Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest up to 35% of its net assets in such instruments; High Yield Fund may invest up to 15% of its net assets in such instruments; and each of Core Fixed Income Fund and Total Return Fund may invest up to 10% of its net assets in such instruments. In addition, in accordance with their investment objectives and strategies, certain of the underlying funds of the Funds-of-Funds may invest in senior loans. A senior loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests also may take the form of participation interests in, or novations of, a senior loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

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Each Fund also may invest in bridge loans, which are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each Fund also may invest in “Participations.” Participations by a Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Each Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another NRSRO or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, each Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated senior loan only where the Agent as to such senior loan at the time of investment has outstanding debt or deposit obligations rated investment grade by an NRSRO or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan

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backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales. Each Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns an equal amount of such securities (or securities convertible into or exchangeable into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” Each Fund may not engage in any other type of short selling and does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to a Fund’s use of short positions in U.S. Treasury note futures, or in other security futures, for bona fide hedging purposes or to pursue risk management strategies.

U.S. Government Securities. Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHLBanks”), and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government.

When-Issued or Forward Transactions. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Temporary Defensive Investments. As described in the prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. Temporary defensive securities include:

•	U.S. Government Securities.

•	Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•	Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
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•	Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. For equity and fixed income Funds, Lord Abbett generally makes a list of the Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings information for each fund-of-funds publicly available without any delay and for the money market fund publicly available one day after the reporting date or period. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Fund’s portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Fund;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•	Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Fund, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Fund’s officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Fund’s compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). The sole exception relates to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Lord Abbett Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. To reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings.

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Neither the Fund nor Lord Abbett or any of their respective affiliates receives any compensation for disclosing information about the Fund’s portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Fund’s portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Fund and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about its portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Fund, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Fund’s portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in each Fund’s semiannual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Funds’ investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Board Leadership Structure

The Board currently has eight Trustees, seven of whom are persons who are not “interested persons” of the Fund, sometimes referred to as independent directors/trustees or “Independent Trustees”. E. Thayer Bigelow, an Independent Trustee, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Bigelow’s long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Trustees also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Trustees. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Trustees of the Trust and the directors/trustees of all other Lord Abbett-sponsored funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.
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Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006-2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as director of Molson Coors Brewing Company (since 2002).

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Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009–2011).

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005–2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

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Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003–2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.
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Qualifications of Directors/Trustees

The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Funds, in light of the Funds’ business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•	Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Trustee, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of each Fund;

•	Understanding and appreciation of the important role occupied by an Independent Trustee in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Trustees;

•	Desire and availability to serve as an Independent Trustee for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Trustee; and

•	Diversity of background.

Interested Director/Trustee:

•	Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

Independent Directors/Trustees:

•	E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•	Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.
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•	James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

Committee	Committee Members	Number of Meetings Held During the 2013 Fiscal Year	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James M. McTaggart	4	The Audit Committee is comprised solely of directors/trustees who are not “interested persons” of the Funds. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Julie A. Hill Franklin W. Hobbs James L.L. Tullis	3

The Proxy Committee is comprised of at least two directors/trustees who are not “interested persons” of the Funds, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Trustees. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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Committee	Committee Members	Number of Meetings Held During the 2013 Fiscal Year	Description
Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis	6	The Nominating and Governance Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.
Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis	5	The Contract Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Funds’

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portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett (and the Funds’ service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Compensation Disclosure

The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Trust for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No interested director/trustee of the Lord Abbett-sponsored funds and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended November 30, 2013 Aggregate Compensation Accrued by the Trust[1]	For the Year Ended December 31, 2013 Total Compensation Paid by the Trust and Eleven Other Lord Abbett-Sponsored Funds[2]
E. Thayer Bigelow	$172,566	$377,000
Robert B. Calhoun, Jr.	$131,622	$277,000
Evelyn E. Guernsey	$139,902	$302,000
Julie A. Hill	$127,887	$273,000
Franklin W. Hobbs	$127,375	$271,000
James M. McTaggart	$128,276	$277,000
James L.L. Tullis	$128,317	$273,000

1 Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, and Mr. Tullis are $13,069, $131,622, $13,069, $35,494, $127,375, $11,680, and $128,317, respectively.

2 The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2013, including fees independent directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Trust and the other Lord Abbett-sponsored funds as of December 31, 2013. The amounts shown include deferred compensation (including interest) to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.

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Dollar Range of Equity Securities in the Funds
Name of Director/Trustee	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund	Multi-Asset Growth Fund	Multi-Asset Income Fund
Interested Director/Trustee:
Daria L. Foster	Over $100,000	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$1-$10,000	$50,001-$100,000	$10,001-$50,000	$1-$10,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Dollar Range of Equity Securities in the Funds
Name of Director/Trustee	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund	High Yield Fund
Interested Director/Trustee:
Daria L. Foster	$10,001-$50,000	$10,001-$50,000	Over $100,000	$10,001-$50,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	Over $100,000	$10,001-$50,000
Franklin W. Hobbs	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Dollar Range of Equity Securities in the Funds
Name of		Inflation Focused	Short Duration	Total Return
Director/Trustee	Income Fund	Fund	Income Fund	Fund
Interested Director/Trustee:
Daria L. Foster	$10,001-$50,000	Over $100,000	$10,001-$50,000	$10,001-$50,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Julie A. Hill	$10,001-$50,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000
Franklin W. Hobbs	$50,001-$100,000	$1-$10,000	Over $100,000	$10,001-$50,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000

3-9

Name of Director/Trustee	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds
Interested Director/Trustee:
Daria L. Foster	Over $100,000
Independent Directors/Trustees:
E. Thayer Bigelow	Over $100,000
Robert B. Calhoun, Jr.	Over $100,000
Evelyn E. Guernsey	$50,001-$100,000
Julie A. Hill	Over $100,000
Franklin W. Hobbs	Over $100,000
James M. McTaggart	$10,001-$50,000
James L.L. Tullis	Over $100,000

Code of Ethics

The directors, trustees and officers of the Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust’s, Lord Abbett’s, and Lord Abbett Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett-sponsored fund to the extent contemplated by the Act and recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

3-10

4.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 3, 2014 to the best of our knowledge, the following record holders/beneficial owners held 25% or more of a Fund’s outstanding shares:

Diversified Equity Strategy Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	33.25%

Multi-Asset Balanced Opportunity Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	57.71%

Multi-Asset Growth Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	62.30%

Convertible Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302	29.52%

Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302	25.90%

Core Fixed Income Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	36.59%

Total Return Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	49.40%

4-1

As of March 3, 2014, to the best of our knowledge, the only persons or entities who owned of record or were known by a Fund to own beneficially 5% or more of the specified class of such Fund’s outstanding shares are listed as follows:

Diversified Equity Strategy Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	51.46% 36.43% 8.02%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C Class F Class I	5.20% 12.85% 23.87%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C	9.56%

LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F	50.18%

UBS Financial Services Inc. 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F	6.47%

Morgan Stanley Smith Barney Mutual Fund Operations Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class F	10.70%

The Dow Foundation 2719 Main Street Trenton, NJ 08648	Class I	76.02%

Bryan Jensen FBO Peopletrail 401K Plan 805 Wheatley Street STE 600 Ridgeland, MS 39157-5005	Class R2	29.99%

Stephanie Nix-Wille Jon Nix FBO Claude H. Nix Construction 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2	40.25%

Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2	20.65%

4-2

PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401K Plan 1300 Enterprise Drive De Pere, WI 54115-4934	Class R2	7.88%

Hartford Life Separate Account PO Box 2999 Hartford, CT 06104	Class R3	21.74%

Multi-Asset Balanced Opportunity Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	71.33% 47.14% 16.90%

Wells Fargo Advisors LLC 2801 Market Street St. Louis, MO 63103-2523	Class B Class C Class F	5.64% 8.96% 14.74%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C Class F Class I Class R2	9.79% 12.58% 16.61% 18.07%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class C Class F	5.40% 6.21%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C Class F	6.88% 35.80%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C Class F	7.80% 11.79%

Northline Drugs No. 1 Inc. 401(K) PSP 13894 Northline Rd. Southgate, MI 48195-1803	Class P	17.24%

Tyler Area Chamber of Commerce Profit Sharing Plan 315 N Broadway Ave. Tyler, TX 75702-5712	Class P	9.68%

Arch Auto Parts Holding Co. Inc. 18102 Jamaica Ave. Hollis, NY 11423-2326	Class P	7.61%

Terhorst & Rinzema Construction Profit Sharing Plan 5990 Fulton Street Ada, MI 49301-9155	Class P	6.89%

4-3

Robert L Lilley Co LPA 401K PSP 9 E 2nd St. Logan, OH 43138-1200	Class P	6.45%

Latha Ravi TR FBO Latha Ravi MD Pension Plan 180 S 3rd St. STE 102 Belleville, IL 62220-1952	Class P	7.63%

Reliance Trust Co. Custodian FBO Holdahl Inc. 401(K) P.O. Box 48529 Atlanta, GA 30362-1529	Class P	16.58%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I	56.59%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Class I	20.16%

Charles M. Ponder III FBO Ponder Law Firm 401(K) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2	15.42%

PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401(K) Plan 1300 Enterprise Dr. De Pere, WI 54115-4934	Class R2	19.84%

Mid Atlantic Trust Co. FBO Dewey Communities Service Corp. 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	13.88%

Mid Atlantic Trust Co. FBO Approved Storage &Waste Haul 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	10.80%

Mid Atlantic Trust Co. FBO PTI Nebraska 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	10.11%

4-4

Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3	22.59%

Multi-Asset Growth Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	71.79% 57.71% 16.75%

Wells Fargo Advisors LLC 2801 Market Street St. Louis, MO 63103-2523	Class C Class F	7.63% 17.62%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class C Class F Class I Class R2	8.23% 24.35% 7.40% 26.09%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C Class F	9.52% 24.22%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class F	14.59%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F	8.92%

Taynik & Co. C/O Investors Bank & Trust Company P.O. Box 5501 Boston, MA 02206-5501	Class I	6.06%

State Street Corporation FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	Class I	6.55%

Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class I	5.42%

Great-West Trust Company LLC FBO Putnam FBO Recordkeeping for Various Benefits 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class I	13.04%

4-5

The Dow Foundation 2719 Main Street Trenton, NJ 08648	Class I	53.87%

Donald Staszko & Ryan Staszko FBO CA 380 Pro Air 401k Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class P	49.20%

Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class P	48.95%

Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc. 401(k) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2	38.38%

Mid Atlantic Trust Company FBO Flair Flexible Packaging Corp 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	24.40%

MG Trust Co. Agent Shady Grove School OK 403 B 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2	7.54%

Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3	25.15%

Multi-Asset Income Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	26.74% 37.27% 6.06%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class B Class C Class F Class I	12.37% 6.63% 10.93% 13.59% 13.11%

Wells Fargo Advisors LLC 2801 Market Street St. Louis, MO 63103-2523	Class A Class B Class C Class F	9.69% 17.97% 21.23% 23.58%

MLPF&S For The Sole Benefit of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	5.78% 6.46% 13.38% 24.24% 81.16%

4-6

National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St #1WFC New York, NY 10281-1003	Class A Class C	8.50% 6.69%

LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class A Class F	5.86% 11.59%

UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A	5.47%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 32246-6484	Class C	8.98%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C Class F	10.24% 12.66%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class I	29.34%

PAI Trust Company, Inc. Don Ayres Pontiac, Inc. 401(K) Plan 1300 Enterprises Dr. De Pere, WI 54115-4934	Class R2	5.23%

Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3	13.52%

Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3	14.05%

Convertible Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B	13.27% 11.74%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class B Class C Class F	9.83% 18.75% 11.72% 17.19%

4-7

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	5.18% 13.89% 21.71% 17.08% 91.82%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A Class B Class C Class F	14.62% 9.20% 20.10% 33.68%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class B Class C	11.08% 5.56% 5.96%

UBS Financial Services Inc. FBO 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	Class A Class C	10.58% 8.11%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class A	10.46%

National Financial Services LLC 200 Liberty St #1WFC New York, New York 10281-1003	Class A Class B Class C	6.77% 18.41% 9.35%

LPL Financial Omnibus Customer Account 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class B	10.49%

Lord Abbett Multi-Asset Income Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I	45.90%

Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I	52.31%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class P Class R2	43.66% 8.17%

MG Trust Co. FBO The Voice of the Martyers, Inc. 717 17th St. STE 1300 Denver, CO 80202-3304	Class P	43.26%

Hartford Securities Distribution Company Inc. Concentration Account P.O. Box 2999 Hartford, CT 06104-2999	Class P	12.65%

4-8

Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3	54.18%

Core Fixed Income Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C Class F	58.66% 38.79% 22.85% 72.38%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	8.41% 5.04% 13.55% 7.57% 98.35%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class B Class C	5.17% 10.26% 15.12%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class B Class C	8.07% 6.74%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C Class F	6.31% 6.42%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C	5.88%

National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class C	5.17%

Mac & Co. P.O. Box 3198 FBO Profit Sharing-Balanced Growth & Income 525 William Penn Place Pittsburgh, PA 15230-3198	Class I	8.43%

Mac & Co. P.O. Box 3198 FBO Profit Sharing-Balanced Growth 525 William Penn Place Pittsburgh, PA 15230-3198	Class I	13.70%

4-9

Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302	Class I	19.99%

Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302	Class I	9.19%

Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302	Class I	16.46%

Patients Compensation Fund St of LA Dept. of the Treasury PO Box 3718 Baton Rouge, LA 70821-3718	Class I	21.78%

MG Trust Co. Radcliffe Animal Care Clinic, PC 717 17th St. STE 1300 Denver, CO 80202-3304	Class P	53.98%

MG Trust Co. Lion Plumbing Supply, Inc. 717 17th St. STE 1300 Denver, CO 80202-3304	Class P	22.14%

Equity Trust Company DBA Sterling Trust Custodian FBO Metro Cab, Inc. PO Box 2526 Waco, TX 76702-2526	Class P	13.39%

Equity Trust Company DBA Sterling Trust Custodian FBO Main Line Chamber of Commerce PO Box 2526 Waco, TX 76702-2526	Class P	8.33%

ING Life Ins & Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class R3	53.64%

Floating Rate Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	7.49%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A Class C Class F	11.16% 15.42% 21.72%

4-10

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class C Class F	8.74% 16.81% 17.15%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class C Class F	10.11% 22.99% 27.02%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class C Class F Class I	16.84% 8.36% 9.60% 17.74%

UBS Financial Services Inc. FBO 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A Class C	16.37% 5.84%

National Financial Services LLC 200 Liberty St. #1WFC New York, New York 10281-1003	Class A Class C	7.76% 5.23%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C Class F	7.93% 6.27%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F	6.56%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class I	19.70%

Combe Incorporated 1101 Westchester Ave. White Plains, NY 10604-3503	Class I	5.26%

MG Trust Co. FBO Cardolite Corp. 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2	9.05%

Mid Atlantic Trust Co. FBO Black Top Maintenance 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	17.72%

Frontier Trust Co. FBO Outlook Optical & Affiliates Inc. P.O. Box 10758 Fargo, ND 58106-0758	Class R2	10.62%

4-11

Mid Atlantic Trust Co. FBO Dawnie L. Kildoo P.A. 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	7.97%

Mid Atlantic Trust Co. FBO Harold R. Henrich Inc. 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2	7.55%

Charles Smith Richard Smith FBO George S. Smith 401K Safe Harbor Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2	15.63%

MG Trust Co. FBO Harper Creek Comm Sch 403B Plan 717 17th St. STE 1300 Denver, CO 80202-3531	Class R2	6.95%

Mid Atlantic Trust Co. FBO Triad Engineering Consultants 401(K) PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburg, PA 15222-4228	Class R2	5.60%

Sammons Financial Network LLC 4546 Corporate Dr. STE 1300 West Des Moines, IA 50266-5911	Class R3	57.62%

High Yield Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B	15.10% 19.62%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class B Class C Class F	8.62% 26.67% 20.28% 17.92%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class B Class C Class F	10.63% 10.40% 10.96% 6.27%

UBS Financial Services Inc. 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A Class C	7.12% 5.27%

National Financial Services LLC 200 Liberty St. #1WFC New York, New York 10281-1003	Class A Class C	13.19% 6.73%

4-12

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class B Class C Class F Class R2	6.06% 17.78% 28.64% 85.61%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B Class C Class F	9.36% 9.27% 13.73%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class C Class F	7.19% 13.49%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C Class F	6.12% 5.85%

Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302	Class I	24.23%

Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302	Class I	33.58%

Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302	Class I	13.19%

Capital Bank & Trust Co. Elmwood Pediatric Group 8515 E Orchard Rd. #2T2 Greenwood Village., CO 80111-5002	Class P	30.73%

Mid Atlantic Trust Co. FBO Pacific Biosciences of California Inc. 401(K) Plan 1251 Waterfront Pl STE 525 Pittsburgh, PA 15222-4228	Class P	48.77%

WTRISC PO Box 52129 Phoenix, AZ 85072-2129	Class P	12.97%

Hartford Securities Distribution Company Inc. Concentration Account P.O. Box 2999 Hartford, CT 06104-2999	Class R3	11.01%

4-13

Income Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	20.98% 26.13% 6.84%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A Class C Class F	8.74% 10.31% 8.47%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	7.57% 13.17% 18.82% 18.11% 55.23%

UBS Financial Services Inc. 499 Washington Blvd. Fl 9 Jersey City, NJ 07310-2055	Class A Class C	7.49% 6.61%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class B Class C Class F	7.55% 19.04% 19.85% 26.88%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A Class C Class F	5.25% 9.99% 15.78%

National Financial Services LLC 200 Liberty St. #1WFC New York, New York 10281-1003	Class A Class C	7.22% 5.50%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C	5.59%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class I	5.05%

Fifth Third Bank TR FBO Danky & Co. 5001 Kingsley Dr. Dept. 3385 Cincinnati OH, 45227-1114	Class I	8.73%

NFS LLC FEBO Northern Trust Co Henniges Automotive PO Box 92956 Chicago, IL 60675-2956	Class I	6.24%

4-14

SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	Class I	30.55%

TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	Class I	7.74%

CBNA FBO Fringe Benefits Design Retirement Plan 6 Rhoads Dr. STE 7 Utica , NY 13502-6317	Class R2	26.49%

DCGT Trustee & or Custodian FBO Principal Financial Group 711 High St. Des Moines, IA 50392-0001	Class R3	6.08%

Pims/Prudential Retirement Plan 006 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103-3509	Class R3	6.12%

Pims/Prudential Retirement Plan 007 Prudential SmartSolution IRA 280 Trumbull St. Hartford, CT 06103-3509	Class R3	20.77%

Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3	8.41%

State Street Corporation FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	Class R3	9.29%

Inflation Focused Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A	5.05%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class C Class F Class R2	6.91% 18.21% 28.33% 86.85%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class C Class F	8.38% 7.22% 6.34%

4-15

UBS Financial Services Inc. 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A Class C	30.72% 8.66%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A Class C Class F	10.97% 19.92% 14.46%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class C Class F	5.50% 14.95% 20.08%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class A Class I	10.21% 37.23%

National Financial Services LLC 200 Liberty St. #1WFC New York, New York 10281-1003	Class A Class C	6.88% 8.43%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F	6.08%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F	7.74%

MG Trust Co. FBO United International Corporation 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2	15.29%

Lord, Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class R3	8.55%

Composite Lining Systems 3804 Douglas Ave. Midland, TX 79703-4905	Class R3	11.18%

PAI Trust Company, Inc. Eric G Matlin. 401K Plan 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3	7.49%

PAI Trust Company, Inc. Purdum Energy Consulting, Inc. 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3	52.93%

4-16

Short Duration Income Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C	9.82% 22.73% 9.24%

Wells Fargo Advisors LLC 2801 Market St. Saint Louis, MO 63103-2523	Class A Class B Class C Class F	9.29% 24.05% 21.92% 19.33%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	10.10% 21.34% 18.19% 27.83% 77.62%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class A Class B Class C Class F	12.43% 7.96% 9.12% 8.00%

UBS Financial Services Inc. 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class A Class I	14.99% 6.20%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A Class C Class F	9.36% 11.32% 20.12%

National Financial Services LLC 200 Liberty St. #1WFC New York, New York 10281-1003	Class A Class C	8.14% 5.28%

Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 32246-1100	Class C Class F	6.54% 5.74%

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Class A Class I	5.30% 20.23%

LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F	5.88%

Lord Abbett Multi-Asset Income Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I	12.17%

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MAC & Co. 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	Class I	5.93%

DCGT Trustee & or Custodian FBO Principal Financial Group 711 High St. Des Moines, IA 50392-0001	Class R3	12.39%

DCGT Trustee & or Custodian FBO Principal Financial Group 711 High St. Des Moines, IA 50392-0001	Class R3	18.76%

Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3	22.75%

Total Return Fund
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A Class B Class C Class F	59.12% 47.48% 27.31% 59.46%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class A Class B Class C Class F Class R2	5.84% 9.43% 24.70% 8.24% 53.09%

UBS Financial Services Inc. 499 Washington Blvd. Fl. 9 Jersey City, NJ 07399-2055	Class A Class C	5.07% 5.00%

Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B Class C	15.67% 7.76%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C	5.60%

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Class C Class F	5.78% 17.36%

MAC & Co. Profit Sharing Balanced Growth 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	Class I	40.90%

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Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd. 2T2 Greenwood Village, GO 80111-5002	Class I	6.28%

MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Fl. 3 Jacksonville, FL 32246-6484	Class I	6.22%

NFS LLC FEBO Transamerica Life Insurance Company 1150 S Olive St. Los Angeles, CA 90015-2211	Class I	5.47%

Hartford Life Separate Account 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P Class R3	8.98% 36.41%

Reliance Trust Company FBO Easy Way Insulation P.O. Box 48529 Atlanta, GA 30362-1529	Class P	52.38%

Reliance Trust Company FBO USHealth Admin P.O. Box 48529 Atlanta, GA 30362-1529	Class P	8.66%

Hartford Securities Distribution Company Inc. P.O. Box 2999 Hartford, CT 06104-2999	Class P Class R2	8.35% 11.65%

Shazia Iqbal Heart Center of Somerset PLLC 401K Plan 805S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class P	5.01%

Emjayco FBO SOR Testing Laboratories 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class R2	9.67%

Denise Johnstone FBO Essex Oncology of North Jersey 401K 36 Newark Ave. Belleville, NJ 07109-4119	Class R2	6.94%

PAI Trust Company, Inc. Media Two Interactive. 401K Plan 1300 Enterprise Drive De Pere, WI 54115-4934	Class R2	5.86%

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As of March 3, 2014, the Funds’ officers and Trustees, as a group, owned less than 1% of each class of the Funds’ outstanding shares, except for those Funds’ share classes stated below.

Multi-Asset Income Fund	Class I	1.14%

Inflation Focused Fund	Class I	21.35%

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5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Funds” in the prospectus, Lord Abbett is the Funds’ investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly.

The management fee for each of Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund is calculated at the following annual rate:

0.10% on each Funds’ average daily net assets.

The management fee for Convertible Fund is calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;

0.60% on the next $1 billion of average daily net assets; and

0.57% on the Fund’s average daily net assets over $2 billion.

The management fee for each of Core Fixed Income Fund and Total Return Fund is calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

The management fee for Floating Rate Fund is calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $1 billion.

The management fee for High Yield Fund is calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on the Fund’s average daily net assets over $2 billion.

The management fee for Income Fund is calculated at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $3 billion.

The management fee for Inflation Focused Fund is calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $5 billion.

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The management fee for Short Duration Income Fund is calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;

0.30% on the next $1 billion of average daily net assets; and

0.25% on the Fund’s average daily net assets over $2 billion.

The management fees paid to Lord Abbett by each Fund (taking into account management fee waivers, if any) for the last three fiscal years ended November 30th were as follows:

	Year Ended November 30, 2013
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Diversified Equity Strategy Fund	$219,606	$(219,606)	$0
Multi-Asset Balanced Opportunity Fund	$1,607,747	$(581,175)	$1,026,572
Multi-Asset Growth Fund	$878,272	$(317,056)	$561,216
Multi-Asset Income Fund	$871,243	$(306,283)	$564,960
Convertible Fund(1)	$3,521,429	$(291,113)	$3,230,316
Core Fixed Income Fund	$5,469,317	$0	$5,469,317
Floating Rate Fund	$27,015,864	$0	$27,015,864
High Yield Fund	$13,855,707	$0	$13,855,707
Income Fund	$10,476,086	$(2,029,817)	$8,446,269
Inflation Focused Fund	$3,602,046	$(273,604)	$3,328,442
Short Duration Income Fund	$80,502,264	$0	$80,502,264
Total Return Fund	$7,425,308	$0	$7,425,308

	Year Ended November 30, 2012
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Diversified Equity Strategy Fund	$181,403	$(181,403)	$0
Multi-Asset Balanced Opportunity Fund	$1,365,119	$(737,181)	$627,938
Multi-Asset Growth Fund	$700,040	$(376,839)	$323,201
Multi-Asset Income Fund	$537,271	$(286,520)	$250,751
Convertible Fund(1)	$2,789,368	$(249,355)	$2,540,013
Core Fixed Income Fund	$4,556,614	$0	$4,556,614
Floating Rate Fund	$14,172,514	$0	$14,172,514
High Yield Fund	$12,097,963	$0	$12,097,963
Income Fund	$8,271,971	$(1,173,860)	$7,098,111
Inflation Focused Fund	$1,082,726	$(28,446)	$1,054,280
Short Duration Income Fund	$54,552,505	$0	$54,552,505
Total Return Fund	$7,984,479	$0	$7,984,479

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	Year Ended November 30, 2011
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Diversified Equity Strategy Fund	$180,512	$180,512	$0
Multi-Asset Balanced Opportunity Fund	$1,393,934	$1,393,934	$0
Multi-Asset Growth Fund	$649,064	$649,064	$0
Multi-Asset Income Fund	$368,938	$368,938	$0
Convertible Fund(1)	$2,294,736	$0	$2,294,736
Core Fixed Income Fund	$3,047,254	$0	$3,047,254
Floating Rate Fund	$16,545,710	$0	$16,545,710
High Yield Fund	$8,354,844	$186,000	$8,168,844
Income Fund	$5,330,473	$0	$5,330,473
Inflation Focused Fund(2)	$269,080	$253,426	$15,654
Short Duration Income Fund	$35,464,539	$0	$35,464,539
Total Return Fund	$8,743,406	$0	$8,743,406

(1)	Prior to April 1, 2013, the management fee for Convertible Fund was calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on the Fund’s average daily net assets over $2 billion.

(2)	Inflation Focused Fund commenced investment operations on April 20, 2011.

With respect to Diversified Equity Strategy Fund for the period from April 1, 2014 through March 31, 2015, Lord Abbett has contractually agreed to waive 0.05% of its management fee. This agreement may be terminated only upon the approval of the Board.

With respect to Convertible Fund for the period from April 1, 2014 through March 31, 2015, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees, and any acquired fund fees and expenses, to an annual rate of 0.86%. This agreement may be terminated only by the Board.

With respect to High Yield Fund for the period from April 1, 2014 through March 31, 2015, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees, and any acquired fund fees and expenses, to an annual rate of 0.78%. This agreement may be terminated only by the Board.

With respect to Income Fund for the period from April 1, 2014 through March 31, 2015, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees, and any acquired fund fees and expenses, to an annual rate of 0.58%. This agreement may be terminated only by the Board.

With respect to Inflation Focused Fund for the period from April 1, 2014 through March 31, 2015, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses for each class, excluding 12b-1 fees, and any acquired fund fees and expenses, to an annual rate of 0.55%. This agreement may be terminated only by the Board.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

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Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund which do not pay such fee. The administrative services fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended November 30th were:

Fund	2013	2012	2011
Diversified Equity Strategy Fund	$0	$0	$0
Multi-Asset Balanced Opportunity Fund	$0	$0	$0
Multi-Asset Growth Fund	$0	$0	$0
Multi-Asset Income Fund	$0	$0	$0
Convertible Fund	$201,225	$159,392	$131,128
Core Fixed Income Fund	$469,932	$407,014	$270,867
Floating Rate Fund	$2,356,966	$1,215,335	$1,426,285
High Yield Fund	$988,457	$849,092	$571,261
Income Fund	$838,087	$661,758	$426,438
Inflation Focused Fund	$360,205	$108,273	$26,908	(a)
Short Duration Income Fund	$12,640,362	$8,488,401	$5,434,326
Total Return Fund	$692,531	$748,449	$830,184

(a)	Inflation Focused Fund commenced investment operations on April 20, 2011.

Portfolio Managers

As stated in the prospectus, the Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

Robert I. Gerber heads the team of the Funds-of-Funds. Mr. Gerber is primarily responsible for the day-to-day management of the Funds. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

Alan R. Kurtz heads the team of Convertible Fund. Mr. Kurtz is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is a senior member and Christopher J. Towle is a member of the team.

Jeffrey D. Lapin heads the team of Floating Rate Fund. Mr. Lapin is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is a senior member and Christopher J. Towle is a member of the team.

Robert A. Lee heads the team of Core Fixed Income Fund, Income Fund, Short Duration Income Fund, and Total Return Fund. Assisting Mr. Lee is Jerald M. Lanzotti, Andrew H. O’Brien, and Kewjin Yuoh. Messrs. Lee, Lanzotti, O’Brien, and Yuoh are jointly and primarily responsible for the day-to-day management of each Fund.

Steven F. Rocco heads the team of High Yield Fund. Mr. Rocco is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is a senior member and Christopher J. Towle is a member of the team.

Robert A. Lee heads the team of Inflation Focused Fund. Assisting Mr. Lee is Jerald M. Lanzotti, Andrew H. O’Brien, Kewjin Yuoh and Hyun Lee. Messrs. Robert Lee, Lanzotti, O’Brien, Yuoh and Hyun Lee are jointly and primarily responsible for the day-to-day management of each Fund.

The following table indicates for each Fund as of November 30, 2013 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of

5-4

investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Diversified Equity Strategy Fund	Robert I. Gerber	5/$5,491	0/$0	0/$0
Multi-Asset Balanced Opportunity Fund	Robert I. Gerber	5/$3,977	0/$0	0/$0
Multi-Asset Growth Fund	Robert I. Gerber	5/$4,771	0/$0	0/$0
Multi-Asset Income Fund	Robert I. Gerber	5/$4,457	0/$0	0/$0
Convertible Fund	Alan R. Kurtz	0/$0	0/$0	1,896/$658
	Robert A. Lee	13/$62,607	5/$4,455	2,810/$3,956	(a)
	Christopher J. Towle	5/$22,218	4/$4,412	1,897/$903
Core Fixed Income Fund	Robert A. Lee	13/$61,979	5/$4,455	2,810/$3,956	(a)
	Jerald M. Lanzotti	7/$40,473	1/$68	913/$3,053	(a)
	Andrew H. O’Brien	7/$41,134	1/$68	913/$3,053	(a)
	Kewjin Youh	6/$40,466	1/$68	913/$3,053	(a)
Floating Rate Fund	Jeffrey D. Lapin	0/$0	1/$317	0/$0
	Robert A. Lee	13/$54,598	5/$4,455	2,810/$3,956	(a)
	Christopher J. Towle	5/$14,209	4/$4,412	1,897/$903
High Yield Fund	Steven F. Rocco	0/$0	2/$4,006	1/$245
	Robert A. Lee	13/$60,454	5/$4,455	2,810/$3,956	(a)
	Christopher J. Towle	5/$20,065	4/$4,412	1,897/$903
Income Fund	Robert A. Lee	13/$61,421	5/$4,455	2,810/$3,956	(a)
	Jerald M. Lanzotti	7/$39,915	1/$68	913/$3,053	(a)
	Andrew H. O’Brien	7/$40,576	1/$68	913/$3,053	(a)
	Kewjin Yuoh	6/$39,908	1/$68	913/$3,053	(a)
Inflation Focused Fund	Robert A. Lee	13/$62,296	5/$4,455	2,810/$3,956	(a)
	Jerald M. Lanzotti	7/$40,790	1/$68	913/$3,053	(a)
	Andrew H. O’Brien	7/$41,450	1/ 68	913/$3,053	(a)
	Kewjin Yuoh	6/$40,782	1/$68	913/$3,053	(a)
	Hyun Lee	0/$0	0/$0	0/$0
Short Duration Income Fund	Robert A. Lee	13/$29,245	5/$4,455	2,810/$3,956	(a)
	Jerald M. Lanzotti	7/$7,740	1/$68	913/$3,053	(a)
	Andrew H. O’Brien	7/$8,400	1/$68	913/$3,053	(a)
	Kewjin Yuoh	6/$7,732	1/$68	913/$3,053	(a)
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Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Total Return Fund	Robert A. Lee	13/$61,692	5/$4,455	2,810/$3,956	(a)
	Jerald M. Lanzotti	7/$40,186	1/$68	913/$3,053	(a)
	Andrew H. O’Brien	7/$40,847	1/$68	913/$3,053	(a)
	Kewjin Yuoh	6/$40,178	1/$68	913/$3,053	(a)

+	Total net assets are in millions.
(a)	Does not include $825 million for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this

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incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of November 30, 2013 (or another date, if indicated). This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Diversified Equity Strategy Fund	Robert I. Gerber			X

Multi-Asset Balanced Opportunity Fund	Robert I. Gerber							X

Multi-Asset Growth Fund	Robert I. Gerber							X

Multi-Asset Income Fund	Robert I. Gerber							X

Convertible Fund	Alan R. Kurtz					X
	Robert A. Lee							X
	Christopher J. Towle						X

Core Fixed Income Fund	Robert A. Lee							X
	Jerald M. Lanzotti					X
	Andrew H. O’Brien					X
	Kewjin Yuoh				X

Floating Rate Fund	Jeffrey D. Lapin				X
	Robert A. Lee							X
	Christopher J. Towle						X

High Yield Fund	Steven F. Rocco					X
	Robert A. Lee							X
	Christopher J. Towle						X

Income Fund	Robert A. Lee							X
	Jerald M. Lanzotti					X
	Andrew H. O’Brien					X
	Kewjin Yuoh				X

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Dollar Range of Shares in the Funds

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Inflation Focused Fund	Robert A. Lee							X
	Jerald M. Lanzotti					X
	Andrew H. O’Brien					X
	Kewjin Yuoh				X
	Hyun Lee			X

Short Duration Income Fund	Robert A. Lee							X
	Jerald M. Lanzotti					X
	Andrew H. O’Brien					X
	Kewjin Yuoh				X
Total Return Fund	Robert A. Lee							X
	Jerald M. Lanzotti					X
	Andrew H. O’Brien					X
	Kewjin Yuoh				X

Principal Underwriter

Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual reports to shareholders.

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6.
Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, a Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities. To the extent a Fund purchases or sells fixed-income securities, the Fund generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis. When dealing with a broker-dealer serving as a primary market-maker, a Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed-income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters and the price of such transaction usually will include a concession paid to the underwriter by the issuer. When purchasing from dealers serving as market makers, the purchase price paid by a Fund may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c)

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the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and in particular provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain strategies, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors relevant to managing an account. Relevant factors may include, without limitation, client guidelines, an account’s ability to purchase a tradable lot size, cash available for investment, the risk exposure or the risk associated with the particular security, the type of investment, the size of the account, and other holdings in the account. Accordingly, Lord Abbett may increase or decrease the amount of securities allocated to one or more accounts if necessary, under certain circumstances, including (i) to avoid holding odd-lots or small numbers of shares in a client account; (ii) to facilitate the rebalancing of a client account; or (iii) to maintain certain investment guidelines or fixed income portfolio characteristics. Lord Abbett also may deviate from a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third for managed accounts (“MA”), dual contract managed accounts (“Dual Contract”), and certain model portfolio managed

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accounts (“Model-Based”) programs (collectively, MA, Dual Contract, Model-Based and similarly named programs are referred to herein as a “Program” or “Programs”) by Program; and finally for directed accounts. However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts or MA Programs, Dual Contract Programs or Model Based Programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Lord Abbett funds and institutional accounts and then for relevant Programs. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA Programs, Dual Contract Programs and certain Model-Based Programs by Program and then for directed accounts.

If Lord Abbett has received trade instructions from multiple institutional clients, Lord Abbett will rotate the order in which it places equity transactions among the accounts or groups of accounts. Lord Abbett normally will use a rotation methodology designed to treat similarly situated groups of accounts equitably over time. In instances in which the same equity securities are used in more than one investment strategy, Lord Abbett normally will place transactions and, if applicable, use its rotation policies, first on behalf of the strategy that it views as the primary strategy. For example, Lord Abbett typically will place transactions/use its rotation for large capitalization equity accounts before those for balanced strategy accounts that use large capitalization securities.

In some cases, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased or sold by a particular account or the price paid or received by certain accounts. From time to time, these policies may adversely affect the performance of accounts subject to the rotation process. Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Lord Abbett has entered into Client Commission Arrangements with a number of broker-dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider may constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett may initiate a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard-dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Lord Abbett considers all outside research material and information received in the context of its own internal analysis before incorporating such content into its investment process. As a practical matter, Lord Abbett considers independent investment Research Services to be supplemental

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to its own research efforts. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services. It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party Research Services in part because Lord Abbett values the receipt of an independent, supplemental viewpoint. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under Section 28(e) and the regulatory interpretations thereof.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but also may be useful in Lord Abbett’s management of other clients’ accounts; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett may use Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett may use Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and Programs (as defined above) and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the equity brokerage and Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments. Investment managers and research analysts each evaluate the proprietary Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Assuming identical execution quality, however, there should be a correlation between the level of trading activity with a broker-dealer and the ranking of that broker-dealer’s brokerage and proprietary Research Services. All portfolio transactions placed with such broker-dealers will be effected in accordance with Lord Abbett’s obligation to seek best execution for its client accounts. Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

From time to time, Lord Abbett prepares a list of Research Providers that it considers to provide valuable Research Services (“Research Firms”) as determined by Lord Abbett’s investment staff (“Research Evaluation”). Lord Abbett uses the Research Evaluation as a guide for allocating payments for Research Services to Research Firms, including Executing Brokers that may provide proprietary Research Services to Lord Abbett. Lord Abbett may make payments for proprietary Research Services provided by an Executing Broker through the use of commissions paid on trades executed by such Executing Broker pursuant to a Client Commission Arrangement (“Research Commissions”). Lord Abbett also uses the Research Evaluation as a guide for allocating Research Commissions and cash payments from its own resources to Research Firms that are not Executing Brokers. From time to time, Lord Abbett may allocate Research Commissions to pay for a significant portion of the Research Services that it

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receives. Lord Abbett also reserves the right to pay cash to a Research Firm from its own resources in an amount it determines in its discretion.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing a Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett may select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients might exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including a Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Each account that participates in a particular batched order, including a Fund, will do so at the average share price for all transactions related to that order.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. Each Fund paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the last three fiscal years ended November 30th:

Fund	2013	2012	2011
Diversified Equity Strategy Fund	None	None	None

Multi-Asset Balanced Opportunity Fund	$105	None	None

Multi-Asset Growth Fund	$54	None	None

Multi-Asset Income Fund	$118	None	None

Convertible Fund	$173,231	$127,929	$39,848

Core Fixed Income Fund	None	None	$2,827

Floating Rate Fund	$9,499	None	None

High Yield Fund	$147,105	$91,411	$16,902

Income Fund	$84,710	$34,919	$21,639

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Fund	2013	2012	2011
Inflation Focused Fund	$31,200	12,608	4,851	(a))

Short Duration Income Fund	$931,727	$796,604	$710,602

Total Return Fund	None	None	$3,343

(a)	For the period from April 20, 2011 through November 30, 2011.

In addition to the purchase of Research Services through Commission Sharing Arrangements, Lord Abbett purchased third party Research Services with its own resources during the fiscal years ended November 30, 2013, 2012, and 2011.

The Funds did not pay any portion of the amounts shown above to firms as a result of directed brokerage transactions to brokers for Research Services provided.

All such portfolio transactions were conducted on a “best execution” basis, as discussed above. The provision of Research Services was not necessarily a factor in the placement of all such transactions.

Regular Broker Dealers. For each of the following regular brokers or dealers (as defined in Rule 10b-1 under the Act) that derived, or has a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser, each Fund acquired, during the fiscal year ended November 30, 2013, either its securities or the securities of its parent:

Fund	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities As of November 30, 2013
Diversified Equity Strategy Fund	None	None
Multi-Asset Balanced Opportunity Fund	None	None
Multi-Asset Growth Fund	None	None
Multi-Asset Income Fund	None	None
Convertible Fund	Citigroup Global Markets	$2,192,369.76
	Merrill Lynch, Pierce, Fenner & Smith	$3,539,975.00
	Wells Fargo Advisors WBS	$8,274,558.75
Core Fixed Income Fund	Citigroup Global Markets	$0
	Credit Suisse First Boston	$2,050,566.64
	Deutsche Morgan Grenfell Inc.	$802,939.82
	Goldman Sachs & Co.	$8,674,714.38
	ING Life Insurance & Annuity Co.	$0
	J.P. Morgan Securities Inc.	$18,519,917.18
	Merrill Lynch, Pierce, Fenner & Smith	$8,054,153.11
	Morgan Stanley Smith Barney	$5,084,510.70
	UBS Financial Services Inc.	$2,211,192.52
	Wells Fargo/Wachovia Securities	$7,510,166.99
Floating Rate Fund	Bank of America Corporation	$0
	Citigroup Global Markets	$0
	J.P. Morgan Securities Inc.	$5,394,700.00
	Morgan Stanley Smith Barney	$0

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Fund	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities As of November 30, 2013
High Yield Fund	Citigroup Global Markets	$18,750,977.70
	Credit Suisse First Boston	$8,408,108.00
	Merrill Lynch, Pierce, Fenner & Smith	$612,223.50
	Morgan Stanley Smith Barney	$0
	UBS Financial Services Inc.	$0
Income Fund	Bank of America Investment Svc/Merrill Lynch	$22,935,003.48
	Citigroup Global Markets	$15,076,454.70
	Credit Suisse	$0
	Goldman Sachs & Co.	$22,426,991.00
	Jeffries & Company Inc.	$10,203,650.00
	J.P. Morgan Securities Inc.	$12,105,070.58
	UBS Financial Services Inc.	$0
	Wells Fargo/Wachovia Securities	$18,082,342.15
Inflation Focused Fund	Bank of America/Merrill Lynch	$28,812,034.16
	Citigroup Global Markets	$14,781,505.48
	Credit Suisse First Boston	$6,280,940.57
	Deutsche Morgan Grenfell Inc.	$0
	Goldman & Sachs Co.	$6,083,509.20
	J.P. Morgan Securities Inc.	$27,038,616.52
	Morgan Stanley Smith Barney	$29,058,065.34
	Raymond James Financial Services	$1,277,185.01
	UBS Financial Services Inc.	$11,668,293.27
	Wachovia/Wells Fargo Advisors, LLC	$32,891,400.35
Short Duration Income Fund	Bank of America/Merrill Lynch	$1,050,347,143.54
	Citigroup Global Markets	$779,384,768.47
	Credit Suisse First Boston	$174,059,522.66
	Deutsche Morgan Grenfell Inc.	$0
	Goldman & Sachs Co.	$196,065,986.86
	J.P. Morgan Securities Inc.	$1,062,766,914.44
	Morgan Stanley Smith Barney	$1,316,119,293.46
	Raymond James Financial Services	$41,620,220.36
	UBS Financial Services Inc.	$307,823,713.84
	Wachovia/Wells Fargo Advisors, LLC	$1,137,676,705.91
Total Return Fund	Bank of America/Merrill Lynch	$14,906,317.43
	Citigroup Global Markets	$16,142,827.75
	Credit Suisse First Boston	$3,441,297.48
	Fidelity Institutional Wealth Services	$5,204,855.40
	Goldman & Sachs Co.	$11,183,427.60
	Hartford Life and Annuity Insurance Company	$0
	J.P. Morgan Securities Inc.	$13,944,369.04
	Jefferies & Company Inc.	$2,806,855.00
	UBS Financial Services Inc.	$3,384,315.11
	Wachovia/Wells Fargo	$15,130,174.31

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7.

Classes of Shares

Each Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in each Fund’s prospectus to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Trust does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called (i) at any time by certain officers of the Trust or by a majority of the Trustees for the purpose of taking action upon any matter requiring the vote or authority of each Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law or organize another entity in which the Trust will have an interest to take over some or all of the Trust’s property or carry on the Trust’s business.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust and if the shareholders have requested that the Trustees take such action and the Trustees failed or refused to do so for a period of 60 days.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $500,000 (or $1 million in the case of Diversified Equity Strategy Fund) or on investments for retirement and benefit plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “NAV Purchases of Class A Shares” discussed below. If you purchase Class A shares as part of an investment of at least

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$500,000 (or $1 million in the case of Diversified Equity Strategy Fund), (or for certain retirement and benefit plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1% as a percentage of the offering price or redemption proceeds, whichever is lower. Class A shares are subject to service and distribution fees at an annual rate of 0.20% of the average daily NAV of the Class A shares (or 0.25% in the case of the Funds-of-Funds). Other potential fees and expenses related to Class A shares are described in the prospectus and below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you normally will pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class B shares. Other potential fees and expenses related to Class B shares are described in the prospectus and below.

Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service (the “IRS”), or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative NAV of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you normally will pay a CDSC of 1% as a percentage of the offering price or redemption proceeds, whichever is lower, to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily NAV of the Class C shares. The Class C 12b-1 fee for each of the Funds except the Funds-of-Funds will be a blended rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the average daily net assets on shares held for one year or more. Other potential fees and expenses related to Class C shares are described in the prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily NAV of the Class P shares. Class P shares are offered only on a limited basis through certain financial intermediaries and retirement and benefit plans. Class P shares are closed to substantially all new investors. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

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Class R2 and R3 Shares. If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC. Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60% and 0.50% of the average daily NAV of the Class R2 and R3 shares, respectively. Class R2 and R3 generally are available only through certain employer-sponsored retirement and benefit plans if the financial intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R2 and R3 shares generally are available only to retirement and benefit plans where plan-level or omnibus accounts are held on the books of the Funds. They generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R2 and R3 shares are described in the prospectus and below.

Rule 12b-1 Plan. Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to a Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.20% for Class A shares (0.25% in the case of the Funds-of-Funds), 1.00% for Class B shares, 1.00% for Class C shares of the Funds-of-Funds and for Class C shares of all other Funds a blended rate of 1.00% on shares held for less than one year and 0.80% on shares held for one year or more, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. All Class C shareholders of a Fund will bear 12b-1 fees at the same blended rate, regardless of how long they hold their particular shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each applicable class of a Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended November 30, 2013 were as follows:

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Fund	Class A Shares	Class B Shares	Class C Shares	Class F Shares	Class P Shares	Class R2 Shares	Class R3 Shares
Diversified Equity Strategy Fund	$335,440	$74,708	$507,596	$3,301	—	$4,577	$36,146

Multi-Asset Balanced Opportunity Fund	$3,127,961	$467,046	$2,225,264	$15,007	$6,442	$9,586	$148,219

Multi-Asset Growth Fund	$1,703,296	$276,666	$1,298,850	$9,126	$65	$1,456	$82,839

Multi-Asset Income Fund	$1,142,952	$82,122	$2,628,162	$130,391	—	$5,286	$37,310

Convertible Fund	$145,745	$29,652	$379,058	$48,510	$157	$633	$6,085

Core Fixed Income Fund	$910,883	$109,703	$1,059,089	$336,430	$956	$11,519	$106,406

Floating Rate Fund	$4,830,806	N/A	$11,733,827	$1,711,299	N/A	$2,717	$33,318

High Yield Fund	$1,631,740	$147,845	$2,679,297	$349,029	$6,784	$26,324	$117,901

Income Fund	$2,352,066	$129,180	$3,365,449	$414,890	N/A	$14,344	$112,132

Inflation Focused Fund	$906,240	N/A	$1,261,272	$275,057	N/A	$358	$266

Short Duration Income Fund	$25,429,857	$350,661	$70,994,028	$8,376,949	N/A	$72,119	$394,600

Total Return Fund	$1,898,679	$236,959	$1,778,029	$400,888	$15,137	$20,772	$259,836

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees, including a majority of the directors/trustees, who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. As long as the Plan is in effect, the selection or nomination of Independent Directors/Trustees is committed to the discretion of the Independent Directors/Trustees.

One Independent Trustee, Evelyn E. Guernsey, may be deemed to have an indirect financial interest in the operation of the Plan. Ms. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive 12b-1 fees from the Funds and/or other Lord Abbett Funds.

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Ms. Foster is the Managing Member of Lord Abbett, which is the sole member of Lord Abbett Distributor, and as such is deemed to have a financial interest in the Plan.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors/Trustees (excluding any Independent Director/Trustee who has a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price.

Class A Shares. As stated in the prospectus, subject to certain exceptions, if you buy Class A shares of a Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Shares. As stated in the prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As a % of Amount Subject to Charge)

Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted. Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

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Class C Shares. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the offering price at the time of purchase or redemption proceeds, whichever is lower. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. The percentage used to calculate CDSCs described above for Class A, B, and C shares (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, I, P, R2, or R3 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain retirement and benefit plans and benefit payments under retirement and benefit plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before a Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C shares distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should

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discuss with your financial advisor. A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a retirement and benefit plan (available through certain financial intermediaries as Class A,I, P, R2, or R3 share investments), or a fee-based program (available through certain financial intermediaries as Class A, F, I, or P share investments), you should discuss with your financial intermediary which class of shares is available to you and makes the most sense as an appropriate investment.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice also should depend on how much you plan to invest.

Investing for the Short Term. Class C shares might be the appropriate choice (especially for investments of $50,000 for Diversified Equity Strategy Fund and $100,000 for all other Funds), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for at least one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual 12b-1 fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class C shares for retirement and benefit plans with at least 100 eligible employees or for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

Investing for the Longer Term. If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, I, P, R2, or R3 shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-retirement and benefit plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on redemptions during that year). See “Systematic Withdrawal Plan” under “Account Services and Policies” in the

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prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders. See “Financial Intermediary Compensation” in the prospectus.

What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs? The Funds may be offered as an investment option in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies - Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

NAV Purchases of Class A Shares. Our Class A shares may be purchased at NAV under the following circumstances:

(a) purchases of $500,000 ($1 million in the case of Diversified Equity Strategy Fund) or more;

(b) purchases by retirement and benefit plans with at least 100 eligible employees;

(c) purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(d) purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(e) purchases made with dividends and distributions on Class A shares of another Eligible Fund (as defined in the prospectus);

(f) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares;

(g) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

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(h) purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with fee-based programs provided that the financial intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases;

(i) purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

(j) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(k) purchases by each Lord Abbett-sponsored fund’s directors/trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(l) purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at NAV (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor, or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor, or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the directors/trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”). The exchange privilege will not be available with respect to any fund, the shares of which at the time are not available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett-sponsored funds generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

An exchange transaction is based on the relative NAV of the shares being exchanged. The NAV, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each

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business day), will be determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Money Market Fund. Exchanges of Money Market Fund shares for shares of any Lord Abbett-sponsored fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett-sponsored fund and those shares subsequently were exchanged for shares of Money Market Fund that are currently being exchanged. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds. Upon redemption of shares out of the Lord Abbett-sponsored funds, the applicable CDSC will be charged. Thus, if shares of a Lord Abbett-sponsored fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Money Market Fund that are subject to a CDSC will be credited with the time such shares are held in Money Market Fund.

Conversions. At the request of a financial intermediary, shares of any class of an Eligible Fund may be converted into a different class of shares of the same Eligible Fund without any sales charge (or CDSC), provided that (i) such shares are not subject to a CDSC and (ii) such conversion is necessary to facilitate the shareholder’s participation in a fee-based program sponsored by the financial intermediary that is the broker of record on the shareholder’s account that holds the shares to be relinquished as part of the conversion. Likewise, shareholders who participate in a fee-based program sponsored by a financial intermediary and own (directly or beneficially) Class A shares that were purchased with or without a sales charge, Class F shares, or Class P shares may convert such shares acquired through the shareholder’s participation in such fee-based program into Class A shares of the same Eligible Fund without incurring a sales charge (or a CDSC), provided that (i) such shares are not subject to a CDSC and (ii) the financial intermediary sponsoring the fee-based program is the broker of record on the shareholder’s account that will hold the Class A shares of the Eligible Fund received as a result of the conversion.

Rights of Accumulation. As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a discounted sales charge for such shares. Class I, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of : (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be

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assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. If you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without signature guarantee for redemptions up to and including $100,000.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the Funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank and Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

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Purchases through Financial Intermediaries. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

AIG Advisor Group, Inc.	James I. Black & Co.
Allstate Life Insurance Company	Janney Montgomery Scott LLC
Allstate Life Insurance Company of New York	Legg Mason Walker Wood Incorporated
Ameriprise Financial Services, Inc.	Lincoln Financial Network (Lincoln Financial
Ascensus, Inc.	Advisors Corp. & Lincoln Financial Securities Corp.)
AXA Advisors, LLC	Lincoln Life & Annuity Company of New York
AXA Equitable Life Insurance Company	Lincoln National Life Insurance Company
B.C. Ziegler and Company	Linsco/Private Ledger Corp.
Banc of America	MassMutual Life Investors Services, Inc.
Business Men’s Assurance Company of America/	Merrill Lynch Life Insurance Company/ML Life
RBC Insurance	Insurance Company of New York (n/k/a
Bodell Overcash Anderson & Co., Inc.	Transamerica Advisors)
Cadaret, Grant & Co., Inc.	Merrill Lynch, Pierce, Fenner & Smith
Cambridge Investment Research, Inc.	Incorporated (and/or certain of its affiliates)
Charles Schwab & Co., Inc.	MetLife Securities, Inc.
Citigroup Global Markets, Inc.	Morgan, Keegan & Company, Inc.
Commonwealth Financial Network	Morgan Stanley Smith Barney, LLC
CRI Securities, LLC	Multi-Financial Securities Corporation (Cetera)
Edward D. Jones & Co., L.P.	Oppenheimer & Co. Inc.
Envestnet Asset Management, Inc.	National Planning Holdings, Inc.
Family Investors Company	Nationwide Investment Services Corporation
Fidelity Brokerage Services, LLC	NFP Securities, Inc.
Financial Network Investment Corporation (Cetera)	Pacific Life & Annuity Company
First Security Benefit Life Insurance and Annuity	Pacific Life Insurance Company
Company	Pershing, LLC
First SunAmerica Life Insurance Company	PHL Variable Insurance Company
First Allied Securities, Inc.	Phoenix Life and Annuity Company
Forethought Life Insurance Company	Phoenix Life Insurance Company
Genworth Financial Investment Services Inc.	Primevest Financial Services, Inc. (Cetera)
(Cetera)	Principal Life Insurance Company
Genworth Life & Annuity Insurance Company	Protective Life Insurance Company
Genworth Life Insurance Company of New York	RBC Capital Markets Corporation (formerly RBC
Hartford Life and Annuity Insurance Company	Dain Rauscher)
Hartford Life Insurance Company	RBC Capital Markets, LLC
HighTower Holding LLC	RBC Insurance d/b/a Liberty Life Insurance
Investacorp, Inc.	Raymond James & Associates, Inc.

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Raymond James Financial Services, Inc.	TFS Securities, Inc.
Robert W. Baird & Co. Incorporated	Transamerica Advisors Life Insurance Company
Santander Securities Corporation	Transamerica Advisors Life Insurance Company of New York
Securian Financial Services, Inc.
Securities America, Inc.	Triad Advisors, Inc.
Security Benefit Life Insurance Company	UBS Financial Services Inc.
SunAmerica Annuity Life Assurance Company	U.S. Bancorp Investments, Inc.
Sun Life Assurance Company of Canada	Wells Fargo Advisors
Sun Life Insurance and Annuity Company of New York	Wells Fargo Investments LLC
TIAA-CREF Individual & Institutional Services, LLC	Woodbury Financial Services, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Evelyn E. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Funds and/or other Lord Abbett Funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

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9.

Taxation of the Funds

Each Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS. If a Fund continues to qualify for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. The applicable reduced tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions paid by a Fund from its net realized long-term capital gains that are reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) taxed at capital gain rates for capital assets held for more than one year. The applicable capital gain rate also depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund in a taxable year of the Fund commencing prior to December 23, 2010 can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years and any such losses incurred by a Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in

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taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in a reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

A 3.8% Medicare tax is now imposed on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” generally includes taxable dividends (including capital gain dividends) and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Funds. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, capital gains recognized from redemptions or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

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If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Options written or purchased by a Fund and futures contracts purchased on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. Rules governing the tax aspects of swap agreements are still developing and are not entirely clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS

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will concur with such treatment. Each Fund intends to monitor developments in this area in order to maintain its qualification as a regulated investment company. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

High Yield Fund, and each of the other Funds to the extent in accordance with their investment objectives and policies, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or underlying fund elects to include market discount in income currently), the Fund or underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. It is not expected that any of the Funds, other than a Fund-of-Funds, will be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. However, if an underlying fund that is invested in by a Fund-of-Funds qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, a Fund-of-Funds may, in certain circumstances, also be eligible to choose to elect to pass through the Fund’s allocable amount of such tax credit or deduction to its shareholders. If a Fund-of-Funds makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to

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recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments also could result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment), and the applicability of U.S. gift and estate taxes.

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless

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they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on July 1, 2014 for payments of income dividends and commencing on January 1, 2017 for payments of capital gain dividends and gross redemption proceeds.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently proposed as Form W-8BEN-E for entities) to avoid the FATCA withholding. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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10.

Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust’s principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:

	Fiscal Year Ended November 30,
	2013	2012	2011
Gross sales charge	$44,280,493	$48,964,171	$39,371,943

Amount allowed to dealers	$37,947,393	$41,892,649	$33,738,139

Net commissions received by Lord Abbett Distributor	$6,333,100	$7,071,522	$5,633,804

In addition, Lord Abbett Distributor, as the Trust’s principal underwriter, received the following compensation for the fiscal year ended November 30, 2013:

	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation*
Class A	$0	N/A	$9,480,865.77	**
Class B	$0	N/A	$441.03
Class C	$0	N/A	$28,603.82	**
Class F	$0	N/A	$1,162,281.88
Class P	$0	N/A	$92.45
Class R2	$0	N/A	$71.72
Class R3	$0	N/A	$558.33

*	Other compensation includes fees paid to Lord Abbett Distributor for services rendered in connection with activities primarily intended to result in the sale of Fund shares.

**	Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.
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11.

Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2013 annual reports to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
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Portfolio Holdings*
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Wilmer Cutler Pickering Hale and Dorr LLP	As Requested

* Each Fund may provide its portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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APPENDIX B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.
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•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
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particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A. Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B. Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a
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company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C. Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.
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4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.
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D. Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E. Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others:
B-6

(1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
B-7

10.	Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F. Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G. Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

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APPENDIX C

Description of Corporate Bond Ratings

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
C-1

BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	A obligation rate “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

LAIT-14

4/14

LORD ABBETT INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation.

(i)	Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registration Statement on Form N-1A, filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

(ii)	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Exhibit 99.(a)(vi) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(iii)	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by reference to Exhibit 99.(a)(vii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(iv)	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Exhibit 99.(a)(viii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(v)	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Exhibit 99.(a)(ix) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(vi)	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Exhibit 99.(a)(x) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(vii)	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Exhibit 99.(a)(xi) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(viii)	Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Exhibit 99.23(a)(iii) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 31, 2005.

(ix)	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Exhibit 99.(a)(xii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(x)	Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Exhibit 99.23(iii) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 29, 2005.

(xi)	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Exhibit 99.23(iv) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 29, 2005.

(xii)	Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Exhibit 99(a)(v) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on June 29, 2006.

(xiii)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xiii) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xiv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xiv) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xv) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xvi)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Exhibit 99.(a)(xvi) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xvii)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Exhibit 99.(a)(xvii) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed on September 27, 2007.

(xviii)	Amendment to Declaration and Agreement of Trust Effective December 14, 2007. Incorporated by reference to 99.(a)(xviii) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on December 14, 2007.

(xix)	Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to 99.(a)(xix) to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on February 4, 2011.

(xx)	Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to 99.(a)(xix) to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on February 4, 2011.

(xxi)	Amendment to Declaration and Agreement of Trust dated October 24, 2013. Filed herein.

(b)	By-Laws. Amended and Restated dated January 1, 2013. Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, filed on March 27, 2013.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts.

(i)	Management Agreement dated October 20, 1993.*

(ii)	Addendum to Management Agreement dated October 20, 1993.*

(iii)	Addendum to Management Agreement dated November 16, 1994.*

(iv)	Addendum to Management Agreement dated July 8, 1996. *

(v)	Addendum to Management Agreement dated December 12, 1997.*

(vi)	Addendum to Management Agreement dated March 16, 1998.*

(vii)	Addendum to Management Agreement dated October 21, 1998.*

* Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(viii)	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Exhibit 99.23(d)(viii) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on March 31, 2004.

(ix)	Addendum to Management Agreement dated March 11, 2004 (Balanced Series). Incorporated by reference to Exhibit 99.23(d)(ix) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on August 19, 2004.

(x)	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Exhibit 99.(d)(x) to Post- Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xi)	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Exhibit 99.23(c)(x) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Exhibit 99.(d)(xii) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xiii)	Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Exhibit 99(d)(xvii) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on June 29, 2006.

(xiv)	Addendum to Management Agreement dated December 14, 2007 (Floating Rate Fund). Incorporated by reference to Exhibit 99(d)(xx) Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on December 14, 2007.

(xv)	Addendum to Management Agreement dated December 14, 2007 (Short Duration Income Fund). Incorporated by reference to Exhibit 99(d)(xxi) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on December 14, 2007.

(xvi)	Addendum to Management Agreement dated April 20, 2011 (Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on April 19, 2011.

(xvii)	Addendum to Management Agreement dated April 1, 2013 (Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, filed on March 27, 2013.

(xviii)	Management Fee Waiver Agreement effective April 1, 2014 (Diversified Equity Strategy Fund). Filed herein.

(xviv)	Expense Limitation Agreement effective April 1, 2014 (Convertible Fund, High Yield Fund, Income Fund, and Inflation Focused Fund). Filed herein.

(e)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23(e) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on March 29, 2002.

(f)	Bonus or Profit Sharing Contract. None.

(g)	Custodian Agreements. Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as of December 1, 2013). Filed herein.

(h)	Other Material Contracts.

(i)	Agency Agreement dated as of April 30, 2010, including amended Schedule A dated as of December 1, 2013. Filed herein.

(ii)	Amendment to Agency Agreement dated April 30, 2010, including amended Schedule A dated as of December 15, 2011. Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N1-A, filed on March 29, 2012.

(iii)	Administrative Services Agreement dated December 12, 2002 (including amendments #1-21). Filed herein.

(i)	Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)	Other Opinion. Consent of Deloitte & Touche, LLP. Filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated Schedule A dated as of December 1, 2013 and Schedule B dated as of November 28, 2012. Filed herein.

(n)	Rule 18f-3 Plan. Amended and Restated Rule 18f-3 Plan as of June 6, 2013 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of December 1, 2013. Filed herein.

(o)	Reserved.

(p)	Code of Ethics dated October 2013. Filed herein.

Item 29.	Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.	Indemnification.

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the

Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters.

(a)	Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Daria L. Foster	Chief Executive Officer	President and Chief Executive Officer

Lawrence H. Kaplan	General Counsel	Vice President and Secretary

Joan A. Binstock	Chief Financial and Operations Officer	Chief Financial Officer and Vice President

Joseph M. McGill	Chief Compliance Officer	Chief Compliance Officer

* Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey, 07302.

(c)	Not applicable

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 27th day of March, 2014.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

E. Thayer Bigelow*	Chairman and Trustee	March 27, 2014
E. Thayer Bigelow

Daria L. Foster*	President, CEO, and Trustee	March 27, 2014
Daria L. Foster

Robert B. Calhoun, Jr.*	Trustee	March 27, 2014
Robert B. Calhoun, Jr.

Evelyn E. Guernsey*	Trustee	March 27, 2014
Evelyn E. Guernsey

Julie A. Hill*	Trustee	March 27, 2014
Julie A. Hill

Franklin W. Hobbs*	Trustee	March 27, 2014
Franklin W. Hobbs

James M. McTaggart*	Trustee	March 27, 2014
James M. McTaggart

James L.L. Tullis*	Trustee	March 27, 2014
James L.L. Tullis

*BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, Thomas R. Phillips, and Brooke A. Fapohunda, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ E. Thayer Bigelow	Chairman and Director/Trustee	January 1, 2013
E. Thayer Bigelow

/s/ Daria L. Foster	President, CEO, and Director/Trustee	January 1, 2013
Daria L. Foster

/s/ Robert B. Calhoun, Jr.	Director/Trustee	January 1, 2013
Robert B. Calhoun, Jr.

/s/ Evelyn E. Guernsey	Director/Trustee	January 1, 2013
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee	January 1, 2013
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	January 1, 2013
Franklin W. Hobbs

/s/ James M. McTaggart	Director/Trustee	January 1, 2013
James M. McTaggart

/s/ James L.L. Tullis	Director/Trustee	January 1, 2013
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.